As filed with the U.S. Securities and Exchange Commission on April 26, 2024
1933 Act Registration No. 333-103454
1940 Act Registration No. 811-08289

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 21	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 63	☒

THRIVENT VARIABLE LIFE ACCOUNT I
(Exact Name of Registrant)
Thrivent Financial for Lutherans
(Name of Depositor)
600 Portland Avenue South, Suite 100
Minneapolis, Minnesota 55415
(Address of Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-4045
Heather J. Thenell, JD
Director, Senior Counsel
Thrivent Financial for Lutherans
4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service) It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2024 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Variable Universal Life Insurance

Thrivent Variable Life Account I
Statutory Prospectus April 30, 2024
This prospectus describes key features of a flexible premium individual variable adjustable life insurance contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent”) between 2004 and 2008. The Contract is a long-term investment designed to provide significant life insurance benefits. Even though we no longer issue new Contracts on this form as described in this prospectus, the Contract Owner (“you”) may continue to allocate Net Premiums among investment alternatives with different investment objectives and make changes including increases in coverage pursuant to the terms of the Contract.
Additional general information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this Contract or passed upon the adequacy of this statutory prospectus. Any representation to the contrary is a criminal offense.

Key Information
Important Information You Should Consider About the Contract.
FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals
A Decrease Charge (early withdrawal charge) may be assessed upon surrender, lapse or any decrease in the Face Amount. A Decrease Charge will be assessed for 10 years after each increase in Face Amount. The Decrease
Charge will vary depending on the number of years since the last increase in
Face Amount . The maximum amount that may be charged is $49.25 per
$1,000 of decrease in Face Amount . For example, if you make an early withdrawal, you could pay a Decrease Charge of up to $4,925 on a $100,000 decrease.
				Charges Fee Table
Transaction Charges
In addition to Decrease Charges (early withdrawal charges), you also may be charged for other transactions such as when you pay a premium, transfer accumulated value between investment options, make more than one partial surrender in a Contract Year or exercise your Accelerated Death Benefit Rider.
A premium charge of 5% is deducted upon receipt of most premiums.
A transfer charge applies to each transfer in excess of the first twelve transfers made in a Contract Year. The maximum amount deducted is $25 per transfer.
You may add an Accelerated Death Benefit rider to your Contract at any time without cost. The rider allows you to receive the present value of the death benefit tax free if eligibility requirements are met, including doctor certification that the Insured is terminally ill. A one-time charge of up to $150 will apply if you exercise the benefit. The charge may be lower in some states. State variations may apply.
An illustration charge of $25 applies upon each request in excess of one per
Contract Year.
				Charges Fee Table
Ongoing Fees and Expenses (annual charges)
In addition to Decrease Charges (early withdrawal charges) and transaction charges, investment in the Contract is subject to certain ongoing fees and expenses (typically assessed monthly), including fees and expenses covering the cost of insurance under the Contract, mortality and expense risk charges, basic monthly charges, interest on any Debt, and the cost of optional benefits available under the Contract. Some of these fees and expenses are set based on characteristics of the Insured (e.g. age, sex (in most states), and rating classification). See the specifications page of your Contract for rates applicable to your Contract.
Investors will also bear expenses associated with Portfolios that correspond to
Subaccounts available under the Contract , as shown in the following table:
				Charges Fee Table Appendix
	Annual Fee	Minimum	Maximum
	Annual Portfolio Expenses (deducted from Portfolio assets)	0.23%	1.50%

RISKS	Location in Statutory Prospectus
Risk of Loss
You can lose money by investing in this Contract, including loss of your premiums (principal), and your Contract can lapse without value.
Additionally, Debt will reduce your Cash Surrender Value, Death Proceeds and the amount of premiums considered to meet the Death Benefit Guarantee
Premium requirement. If you surrender the Contract or allow it to lapse while a contract loan is outstanding, the amount of Debt, to the extent it has not previously been taxed, will be considered part of the amount you receive and taxed accordingly. Loans may have tax consequences.
Principal Risks of Investing in the Contract
Not a Short-Term Investment
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The primary purpose of this
Contract is to provide Death Proceeds in the event of the Insured’s death.
Surrender charges, expenses, and tax consequences generally make the
Contract unsuitable as a short-term investment.
Principal Risks of Investing in the Contract
Risk Associated with Investment Options
An investment in this Contract is subject to the risk of poor investment performance of the investment options you choose.
Each investment option has its own unique risks.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the
Contract. You could lose some or all of your money.
You should review the available Portfolio s’ prospectuses before making an investment decision.
Principal Risks of Investing in the Contract
Insurance Company Risks
An investment in the Contract is subject to risks related to Thrivent, including that any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability and financial strength of Thrivent. More information about Thrivent, including its financial strength ratings, is available upon request by calling 1-800-847-4836.
Principal Risks of Investing in the Contract
Contract Lapse
If your monthly deductions exceed your Cash Surrender Value, then unless your Contract has an active Death Benefit Guarantee in effect your Contract will enter a 61-day grace period. We will notify you that your Contract will lapse
(that is, terminate without value) if you do not send us a sufficient payment by a specified date. No Death Benefit will be paid if the Contract is lapsed. We will reinstate a Contract only if our requirements for reinstatement are satisfied, which may include requiring new proof of insurability of the Insured person.
Lapse and Reinstatement

RESTRICTIONS	Location in Statutory Prospectus
Investments
We place limits on frequent trading.
There is a $25 charge for each transfer when you transfer money between investment options in excess of 12 times a year.
Thrivent reserves the right to remove or substitute Portfolio companies as investment options that are available under the Contract.
We reserve the right to not accept any premiums when the Death Benefit is based on the Table of Factors in your Contract.
We will also have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your
Contract as a “modified endowment contract” (MEC).
Frequent Trading Among Subaccounts and Other Transactions Addition, Deletion, Combination or Substitution of Investments Premium Limits Taxes
Optional Benefits
Optional benefits may be subject to age and underwriting requirements. We generally deduct any monthly costs for these Additional Benefits from the
Accumulated Value as part of the monthly deduction.  Optional benefits may not be available for all ages or underwriting classes, may not be available after original issue of the Contract and may terminate at certain ages. We may stop offering an optional benefit at any time prior to the time you elect to add it to your Contract.
Other Benefits Available Under the Contract
TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
Distributions from your Contract, if taxable, will be taxed at ordinary income tax rates.
Depending on the total amount of premiums you pay and the frequency of such payments, the Contract may be treated as a MEC.
Distributions including loans and loan interest will be taxed on an “income first”
basis and may be subject to a penalty tax if taken before you are age 59  1∕2 if your Contract is a MEC.
The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the impositions of gift, estate, and generation skipping transfer taxes.
Taxes
CONFLICTS OF INTEREST	Location in Statutory Prospectus
Investment Professional Compensation
Your financial advisor or professional may receive compensation for selling this Contract to you. This compensation consists of commissions, bonuses, asset-based compensation, and promotional incentives. Thrivent may also share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.
Distribution of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Distribution of the Contract

Overview of the Contract
This summary describes the Contract’s important benefits and risks. The sections in the prospectus following this summary discuss the Contract’s benefits and other provisions in more detail. For your convenience, we have provided Special Terms at the end of this prospectus that define certain words and phrases used in this prospectus.
Purpose
The Contract is a flexible premium variable adjustable life insurance contract and is a long-term investment, not appropriate for a customer with near term liquidity needs. The primary purpose of the Contract is to provide a death benefit to beneficiaries upon the death of the Insured. Secondarily, the Accumulated Value in the Contract may provide a source of supplemental funds in the future.
Premiums
You may pay premiums at any time and in any amount, subject to some restrictions. Insufficient premiums may result in a lapse of the Contract. Therefore, we recommend that you pay at least a Death Benefit Guarantee Premium to protect your Contract from lapsing. While there are no scheduled premium due dates, you may schedule planned periodic premiums and then you will receive billing statements for the amount you select. You may elect to receive billing statements quarterly, semi-annually or annually. In most cases, you may make changes in the frequency and payment amounts at any time by giving adequate Notice to our Service Center. Premiums may be allocated to the Subaccounts of the Variable Account and/or to the Fixed Account. Additional information about the Portfolios corresponding to the Subaccounts is provided in the Appendix to this prospectus.
Death Benefit
Option 1 (Level Death Benefit Option). Under this option and before age 100, the Death Benefit is the greater of the Face Amount or the death benefit factor multiplied by Accumulated Value. The death benefit factor depends on the Insured’s Attained Age. The Death Benefit for this option generally remains level. The Death Benefit on any day on or after the Insured’s Attained Age 100 is equal to the Accumulated Value on that day.
Option 2 (Variable Death Benefit Option).Under this option and before age 100, the Death Benefit is the greater of the Face Amount plus Accumulated Value, or the death benefit factor multiplied by Accumulated Value. The death benefit factor depends on the Insured’s Attained Age. The Death Benefit for this option will vary over time, meaning it may increase or decrease. The Death Benefit on any day on or after the Insured’s Attained Age 100 is equal to the Accumulated Value on that day.
Death Proceeds
We pay Death Proceeds to the Beneficiary upon receipt at our Service Center of due proof of death of the Insured. The Death Proceeds will equal the Death Benefit and any insurance on the life of the Insured provided by Additional Benefits less any Debt and the amount, if any, needed to cover monthly deductions through the month of death.
Death Benefit Guarantee
Two Death Benefit Guarantees were generally available at issue: a basic and an enhanced Death Benefit Guarantee. The Death Benefit Guarantee ensures that your Contract will remain in effect, even if the Cash Surrender Value is insufficient to pay the current monthly deductions, if the Death Benefit Guarantee requirements are met. (In some states, this feature is referred to as a “no-lapse guarantee.”) The enhanced Death Benefit Guarantee was available for Contracts issued before age 70 and is in effect until the Insured reaches age 75 if the requirements are met. The Basic Death Benefit Guarantee is no longer active on any Contracts.

Access to Accumulated Value
Transfers. You may transfer accumulated value among the Subaccounts and the Fixed Account. You will not be charged for the first 12 transfers in a Contract Year. We will charge $25 for each additional transfer during a Contract Year. The minimum amount that may be transferred from a Subaccount or Fixed Account is $50, or if less, the total value in the Subaccount or the Fixed Account. There is no minimum amount that can be received by a Subaccount or Fixed Account.
Automatic Asset Rebalancing Program. The Automatic Asset Rebalancing program transfers your Contract’s Accumulated Value among Subaccounts (this excludes the Fixed Account) on a regular basis according to your instructions.
Dollar Cost Averaging Program. Dollar Cost Averaging allows you to make regular transfers of predetermined amounts from your Money Market Subaccount to any or all of the other Subaccounts. The Dollar Cost Averaging amount from the Money Market Subaccount must be at least $50. You may choose to use the Money Market Subaccount as the source account at any time and for any length of time.
Loans. You may borrow an amount equal to up to 90% (in most states) of the Accumulated Value of your Contract less any applicable Decrease Charge and existing Debt. The maximum annual interest rate is 5%. After the 10th Contract Year, you may borrow a portion of your Accumulated Value at an annual rate of 3% (preferred loan). For amounts that are left as collateral in the Loan Account, we pay an annual rate of 3%. Debt on non-preferred loan amounts will continue to increase unless it is repaid. Loans will impact your Contract’s performance, must be repaid, could cause the Contract to lapse and may result in tax consequences. In your Contract, the discussion of the operation of the loan feature is described as a Loan Account. For additional information see Loans in this prospectus and in your Contract.
Partial Surrenders. You may make a request to withdraw part of your Accumulated Value by giving us Notice. Decrease Charges may apply if the partial surrender results in a decrease in Face Amount and it has been less than 10 years since you increased the Face Amount. Partial surrenders may have tax consequences. Partial surrenders may decrease your Death Benefit and may impact the performance of the Contract including the number of years your Contract is expected to provide coverage. See Charges for more information on Decrease Charges.
Surrenders. At any time while the Contract is in force and the Insured is living, you may surrender this Contract by giving us Notice. A surrender may result in a Decrease Charge depending on how long it has been since you last increased the Face Amount. For more information on Decrease Charges, see Charges. Surrenders may have tax consequences.
Additional Benefits and Riders
We offer several optional insurance benefits and riders that provide additional benefits under the Contract.  There is a charge associated with most of these insurance benefits and riders. Your financial advisor or professional can help you determine whether any of these benefits and riders are suitable for you.
Accidental Death Benefit (Optional Benefit)
This benefit generally provides an additional death benefit when the Insured dies from accidental bodily injury. Subject to our overall limit on accidental death benefits, you may select the amount of coverage up to the same amount as the Face Amount of your Contract. Any accidental death benefit payable would be in addition to your basic death benefit. The charge for this rider, based on Issue Age, is a per-thousand rate multiplied by the accidental death amount.
Disability Waivers (Optional Benefit)
You may choose one of two different disability waivers. Waiver of monthly deductions provides that, in the event of your qualifying disability, we will waive your cost of insurance and expense deductions until the earlier of your age 100 or your recovery from disability. The charge for this rider is a percentage based on Attained Age multiplied by the amount of each monthly deduction. Waiver of selected amount credits the amount selected at issue. The charge for this rider is a percentage based on Attained Age multiplied by the selected amount.

Applicant Waiver of Selected Amount (Optional Benefit)
This benefit enables the applicant on a Contract on the life of a minor to have selected amounts credited to the Contract if the applicant becomes disabled (as described above) or dies. Amounts will be credited until the end of the benefit period as defined in the rider. The charge for this benefit is a percentage based on Attained Age of the applicant and Issue Age of the Insured multiplied by the selected amount. The charge will apply until the rider terminates. The rider will terminate on the earliest of the following dates:
1.The date the applicant reaches age 65 or the end of a benefit period, if later.
2.The date control of the Contract is transferred to the Insured.
3.The date the Contract terminates.
4.The first monthly anniversary on or after the date we receive Notice to cancel the rider.
Guaranteed Increase Option (Optional Benefit)
Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability at certain pre-defined opportunities. The charge is a per-thousand rate multiplied by the size of the guaranteed increase amount. A new No-Lapse Guarantee Premium will be determined for any No Lapse Guarantee in effect on the date of increase.
Child Term Life Insurance (Optional Benefit)
This rider generally pays a benefit to the Beneficiary in the event of the death of a covered child of the Insured prior to the rider anniversary following the child’s 25th birthday. Conversely, in the event of the death of the Insured, the rider for any covered child will become child paid-up term insurance in force to the child’s 25th birthday. Beginning on the rider anniversary on or after the covered child’s 21st birthday until the rider anniversary on or after that child’s 25th birthday, the child will have the option to purchase his or her own life Contract without having to provide evidence of insurability. The charge for this benefit is a per-thousand rate multiplied by the amount of rider coverage. The charge does not depend upon the number of children Insured.
This rider may be issued even if there are no eligible children at the time the Contract is issued. In this case, there is no charge for this rider while there are no covered children. If you notify us within six months of the first birth or adoption, your child, and any subsequent children, will be covered without evidence of insurability. Charges will begin six months after the date of birth or adoption.
Term Life Insurance and Spouse Term Life Insurance (Optional Benefit)
These riders provide additional term life insurance. The riders are available on the life of the Insured and/or on the life of the spouse of the Insured for up to 30 years. The charge for this benefit is a per-thousand cost of insurance rate multiplied by the amount of rider coverage.
Cost of Living Adjustment Benefit (Optional Benefit)
This benefit annually adjusts the Face Amount of the Contract and, if elected, your premium payments to keep pace with the Consumers’ Price Index. The maximum increase is the smallest of 1) the CPI increase on a Contract Anniversary multiplied by the Face Amount rounded up to the next $100; 2) 10% of the Face Amount; and 3) $50,000. As a result of increasing the Face Amount, monthly deductions will increase. Furthermore, a new schedule of decrease charges will apply to any resulting increase in Face Amount. Any resulting increase to the Face Amount will also require a new Death Benefit Guarantee Premium amount to be determined. There is no separate charge to implement this benefit, however, by electing the benefit you should anticipate increasing costs associated with increasing your Face Amount. This benefit terminates at the earliest of the:
1)expiration date for the rider shown on page 5-COL of the Contract;
2)date the Contract terminates;
3)date the Contract owner rejects an increase in Face Amount under the rider;
4)effective date of any decrease in Face Amount;

5)date the sum of the increases in Face Amount due to this rider equals or exceeds two times the Face Amount on the date of issue of the rider;
6)the effective date of any increase in Face Amount that has a rated Risk Class; and
7)the date the Contract owner gives Notice to cancel the rider.
Accelerated Benefits Rider-Generally Available on Contracts Applied for Prior to January 15, 2008 (Optional Benefit)
This rider pays a portion of the death benefit when requested if the Insured has a life expectancy of 12 months or less or has been in a nursing home for at least six consecutive months and is expected to remain there for the rest of his or her life. Tax consequences may result. See Taxes.
Accelerated Death Benefit for Terminal Illness (Optional Benefit)
You may add this rider at any time without cost. The rider allows you to receive the present value of the death benefit tax free if eligibility requirements are met. Eligibility requirements include doctor certification that the Insured is terminally ill. State variations apply.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract . Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have selected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer accumulated value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Percent of Premium Charge	Upon receipt of each premium payment	5% of each premium payment
Premium Tax Charge	Not currently applicable[1]	Not currently applicable[1]
Decrease Charge[2]	Upon surrender, lapse, or decrease in the Face Amount
Maximum		$49.25 per $1,000 of decrease in Face Amount
Minimum		$1.56 per $1,000 of decrease in Face Amount
Charge for a male Insured, Issue Age 40, in the standard non-tobacco risk class with a Face Amount of $225,000, in the first Contract Year.		$15.57 per $1,000 of decrease in Face Amount
Transfer Charge	Upon each transfer after the twelfth in a Contract Year.[3]	$25 per transfer
Accelerated Death Benefit	On exercise of benefit[4]	$150
Illustration of Hypothetical Values	Upon each request[5]	$25 per illustration
1 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them. If imposed, the premium tax charge would be between 0% and 5% of premium payments.
2 The Decrease Charge remains level for the first five years following an increase in Face Amount, and then decreases each Contract Year to zero after the 10th year following an increase in Face Amount. Decrease charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in Face Amount, risk class and the amount of time since the last increase in Face Amount. The decrease charges shown in the table may not be representative of the charges you will pay. For decreases in Face Amount during the first 10 Contract Years following an increase in Face Amount, we calculate the amount of the Decrease Charge at the time of the decrease or surrender.
3 We do not assess a transfer charge for the first twelve transfers made each Contract Year
4 The charge may vary by state and may be lower in some states.
5 The charge applies upon each request in excess of one per Contract Year. There is no charge for illustrations provided prior to Contract purchase.
Periodic Charges Other Than Fund  Operating Expenses
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund  fees and expenses.

Periodic Charges Other Than Fund  Operating Expenses, cont.
Charge	When Deducted	Amount Deducted (Annualized)
Cost of Insurance Charge[6]	On Date of Issue and monthly thereafter
Maximum		$999.96 per $1,000 of amount at risk[7]
Minimum		$0.15 per $1,000 of amount at risk[7]
Charge for a male Insured, Issue Age 40, in the standard non-tobacco risk class with a Face Amount of $225,000, in the first Contract Year		$2.28 per $1,000 of amount at risk[7]
Mortality and Expense Risk Charge A tiered charge based on Subaccount Accumulated Value up to $25,000	On Date of Issue and monthly thereafter	0.90% of the Subaccount Accumulated Value within this range[8]
Administrative Charge (Basic Monthly Charge)	On Date of Issue and monthly thereafter	$108 for adults[9]
Loan Interest	On the monthly anniversary after a loan is taken and monthly thereafter	2% net interest rate on loan balance.[10]
Preferred Loan Interest	On the monthly anniversary after a loan is taken and monthly thereafter	0% net interest rate on preferred loan balance after the 10th Contract Anniversary[11]
Additional Benefit Charges:[12]
6 Cost of insurance charges depend on the Insured’s Issue Age, sex (in most states), amount at risk, Face Amount, risk class and duration of the Contract. The cost of insurance charges shown in the table are extremes and may not be representative of the charges you will pay. For more information on the calculation of this charge see Charges.
7 The amount at risk is equal to the death benefit divided by 1.0024663, then less the Accumulated Value on the date the charge is deducted.
8 After the 10th Contract Year the maximum annual rate dropped. For the first $25,000 the maximum annual rate is 0.90% of the Subaccount Accumulated Value. For Subaccount Accumulated Values in excess of $25,000 up to $100,000, the maximum annual rate is 0.80%. For Subaccount Accumulated Values in excess of $100,000, the maximum annual rate is 0.70%. This is a tiered charge. Actual current charges may be less. For additional information regarding this charge please see Charges and Deductions in this prospectus.
9 Charge shown is for adults (Issue Age 18+ years) and equates to $9.00 per month. For juvenile (Issue Age 0-17) Contracts, the charge is $90 per year, which equates to $7.50 per month.
10 You may borrow up to an amount such that the total loan amount does not exceed 90% of the Accumulated Value less decrease charges at the time of the loan request. We pay an annual rate of 3% on amounts that are left as collateral in the Loan Account, resulting in a maximum net interest rate of 2%.
11 See the Loans section later in this prospectus for more information on preferred loans. We pay an annual rate of 3% on amounts that are left as collateral in the Loan Account, resulting in a maximum net interest rate of 0%.
12 Charges for Additional Benefits may vary based on the Insured’s Attained Age or Issue Age, sex (in most states), risk class, Face Amount, amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The charges noted apply if the rider is included in your Contract and the Contract and/or rider has not otherwise terminated. The rider charges shown in the table may not be representative of the charges you will pay. Before you purchase a Contract, we will provide you personalized illustrations of your future benefits under the Contract, based upon the Insured’s age, sex, risk class, death benefit option chosen, Face Amount and riders requested.

Periodic Charges Other Than Fund  Operating Expenses, cont.
Charge	When Deducted	Amount Deducted (Annualized)
Accidental Death Benefit	On the rider date of issue and monthly thereafter[13]
Maximum		$1.1208 per $1,000 of rider coverage amount
Minimum		$0.0696 per $1,000 of rider coverage amount
Charge for a male Insured, Issue Age 40, in the standard risk class in the first Contract Year		$0.42 per $1,000 of rider coverage amount
Term Life Insurance Benefit	On the rider date of issue and monthly thereafter[14]
Maximum		$999.96 per $1,000 of rider coverage amount
Minimum		$0.24 per $1,000 of rider coverage amount
Charge for a male Insured, Issue Age 40, in the standard nontobacco risk class with a Face Amount/rider coverage amount of $225,000[15], in the first Contract Year		$1.56 per $1,000 of rider coverage amount
Child Term Life Insurance Benefit	On the rider date of issue and monthly thereafter[16]	$5.40 per $1,000 of rider coverage amount
Cost of Living Adjustment Benefit		No charge for this benefit[17]
Disability Waiver of Monthly Deduction Benefit	On the rider date of issue and monthly thereafter[18]
Maximum		195.5% of the selected monthly premium amount[19]
Minimum		4.8% of the selected monthly premium amount[19]
Charge for an Insured, Issue Age 40, in the standard risk class, in the first Contract Year.		7.7% of all monthly deductions[19]
13 This charge applies until the Insured’s Attained Age 70.
14 The charge applies until the 30th rider anniversary.
15 Any amount of coverage includes $90,000 of base coverage and $135,000 of term rider coverage with a total of $225,000.
16 The charge applies until the child’s Attained Age 25.
17 This benefit will result in annual increases in Face Amount, which will result in increases in your overall cost of insurance deductions.
18 The charge applies until Insured’s Attained Age 65.
19 Monthly deductions include cost of insurance, benefit rider, administrative, and mortality and expense risk charges.

Periodic Charges Other Than Fund  Operating Expenses, cont.
Charge	When Deducted	Amount Deducted (Annualized)
Disability Waiver of Selected Amount Benefit	On the rider date of issue and monthly thereafter
Maximum		98% of the selected monthly premium amount[20]
Minimum		1.9% of the selected monthly premium amount[20]
Charge for a male Insured, Issue Age 40, in the standard risk class in the first Contract Year		3.7% of the selected monthly premium amount[20]
Applicant Waiver of Selected Amount Benefit	On the rider date of issue and monthly thereafter[21]
Maximum		195% of the selected monthly premium amount[20]
Minimum		5% of the selected monthly premium amount[20]
Charge for an Insured, Issue Age 0 and applicant age 30, in the standard risk class, in the first Contract Year		6% of the selected monthly premium amount[20]
Guaranteed Increase Option Benefit	On the rider date of issue and monthly thereafter[22]
Maximum		$2.52 per $1,000 of rider coverage amount
Minimum		$0.36 per $1,000 of rider coverage amount
Charge for an Insured, Issue Age 0		$0.36 per $1,000 of rider coverage amount
Spouse Term Life Insurance Benefit	On the rider date of issue and monthly thereafter[23]
Maximum		$999.96 per $1,000 of rider coverage amount
Minimum		$0.24 per $1,000 of rider coverage amount
20 Any amount selected by the Contract Owner at issue between a pre-defined range. The minimum amount is the basic Death Benefit Guarantee Premium amount and the maximum amount is the guideline level premium as described under the Internal Revenue Code.
21 The charge stops when the rider terminates.
22 This charge applies until the Insured’s Attained Age 43.
23 This charge applies until the rider coverage ends.

Periodic Charges Other Than Fund  Operating Expenses, cont.
Charge	When Deducted	Amount Deducted (Annualized)
Charge for a female Insured, Issue Age 40, in the standard nontobacco risk class with a rider coverage amount of $250,000, in the first Contract Year		$1.20 per $1,000 of rider coverage amount
The next item shows the minimum and maximum total annual operating expenses charged by the Portfolios that investors will bear during the time that they own the Contract. This table shows the range (maximum and minimum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix .
Annual Portfolio Expenses	MINIMUM	MAXIMUM
Expenses that are deducted from Portfolio assets, including management fees, distribution fees and other expenses.	0.23%	1.50%
Expenses that are deducted from Portfolio assets, after reimbursements and/or fee waivers.*	0.23%*	1.15%*
* The reimbursements and/or fee waivers will last until April 30, 2025, but may be terminated at any time in the future.
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision that could require you to pay us an amount to maintain our financial strength. For a complete discussion of the Maintenance of Solvency provision, see Maintenance of Solvency in the statutory prospectus.
Principal Risks of Investing in the Contract
Investment Risk
The Contract is not suitable as a short-term investment vehicle. If you invest your accumulated value in one or more Subaccounts, then you will be subject to the risk that investment performance of the Subaccounts will be unfavorable and that the accumulated value will decrease. The assets in each Subaccount are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund’s prospectus. You could lose everything you invest and your Contract could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Account, then we credit your accumulated value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although the Fixed Account rate will never be lower than a guaranteed minimum annual effective rate of 3%.
Risk of Lapse
If your monthly deductions exceed your Cash Surrender Value and a Death Benefit Guarantee is not in effect,  your Contract will enter a 61-day (in most states) grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us a sufficient payment by a specified date. Your Contract generally will not lapse:
♦
if you make timely payment of the minimum premium amount required to keep your Death Benefit Guarantee in effect; or
♦
if during the grace period you make a payment sufficient to cover the next two monthly deductions plus any additional amount necessary to bring your Cash Surrender Value to a positive balance before the end of the grace period. Subject to certain conditions, you may reinstate a lapsed Contract.

Tax Risks
We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, the federal income tax requirements applicable to the Contract are complex and there is limited guidance and some uncertainty about the application of the federal tax law to the Contract. Assuming that the Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value. However, the IRS could determine that a Contract Owner is in constructive receipt of the Accumulated Value if the Accumulated Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Accumulated Value over the investment in the contract could be includible in the Contract Owner’s income at that time. Under current tax law, Death Proceeds payable under the Contract generally would be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the Death Proceeds. However, the Death Proceeds may be subject to state and/or federal estate and/or inheritance tax.
Depending on the total amount of premiums you pay, the Contract may be treated as a MEC under federal tax laws. If a contract is treated as a MEC, then surrenders, partial surrenders, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1∕2. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax. See Taxes.
If the Contract lapses, a tax may result. Additionally, if the Contract lapses and is later reinstated, the Contract may be treated as a MEC.
We make no guarantees regarding any tax treatment—federal, state or local—of any Contract or of any transaction involving a Contract.
You should consult a qualified tax advisor for assistance in all Contract-related tax matters.
Surrender and Partial Surrender Risks
A Decrease Charge applies during the first 10 Contract Years after the Date of Issue and for 10 years after each increase in Face Amount. Depending on the amount of premium paid, or any decreases in Face Amount, there may be little or no Cash Surrender Value available to you at the time you surrender your Contract. You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Contract to meet long-term financial goals. The Contract is not suitable as a short-term investment.
Even if you do not ask to surrender your Contract, Decrease Charges may play a role in determining whether your Contract will lapse (terminate without value). This is because Decrease Charges affect the Cash Surrender Value, a measure we use to determine whether your Contract will enter a grace period (and possibly lapse). See Risk of Lapse in this section.
A partial surrender will reduce Accumulated Value, death benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If you select a Level Death Benefit Option, a partial surrender also will generally reduce the Face Amount of the Contract.
A surrender or partial surrender may have tax consequences. See Taxes.
Loan Risks
A Contract loan will affect Accumulated Value over time because we transfer the amount of the loan from the Subaccounts and/or Fixed Account to the Loan Account where the value serves as collateral to assure repayment of the Loan. This loan collateral does not participate in the investment performance of the Subaccounts.

The non-preferred Loan amounts will grow and must be repaid. If the Loan is not repaid during the Insured’s life, we reduce the amount we pay on the Insured’s death by the amount of any outstanding Debt to repay the Loan. A loan will reduce your Cash Surrender Value, Death Proceeds and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirement. If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the Loan Account collateral will be used to repay the Debt and the amount of Debt, to the extent it has not previously been taxed, will be considered part of the amount you have received and taxed accordingly. A loan may have immediate tax consequences if your Contract is a MEC, even if you do not surrender the Contract or allow it to lapse. See Taxes.
Portfolio Risks
A comprehensive discussion of the risks of each Portfolio in which the Subaccounts invest may be found in the summary prospectus for each Fund. Please refer to the summary prospectus for the Fund for more information. There is no assurance that any Portfolio will achieve its stated investment objective.
Short-Term Investment Risk
The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The Contract is more beneficial to investors with a long time horizon. Surrender charges, expenses, and tax consequences make the Contract unsuitable as a short-term investment.
Insurance Company Risk
An investment in the Contract is subject to the risks related to Thrivent. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability and financial strength of Thrivent. If Thrivent experiences financial distress, it may not be able to meet its obligations to you.  More information about Thrivent, including its financial strength ratings, is available upon request by calling 1-800-847-4836.
Fixed Account Risk
Interest guarantees are subject to Thrivent's claims paying ability.
Premium Payment Risk
We reserve the right to not accept premiums when the Death Benefit is based on the Table of Factors in your Contract. We will also have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a MEC.
Fees and Charges
Deduction of Contract fees and charges, and optional benefit charges, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and optional benefits up to the maximum guaranteed fees and charges stated in your Contract or optional benefit rider.
Risks Affecting our Administration of Your Contract
We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, pandemics and epidemics and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Contract (and to keep Contract owner information confidential).
Alternatives to the Contract
Other contracts or investments may provide more favorable returns or benefits than the Contract.

Potentially Harmful Transfer Activity
The Contract is not designed for frequent transfers by anyone. Frequent transfers between subaccounts may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Portfolio. Neither the Contracts nor the underlying Portfolios are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Contract Owners could be at the expense of other Contract Owners. To protect Contract Owners and the underlying Portfolios, we have policies and procedures to deter frequent transfers between and among the Subaccounts. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other Contract Owners.
Risk of Increase in Current Fees and Expenses
Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, based on changes in the Company’s future expectations of relevant factors, as determined in its sole discretion. Although some Portfolios may have expense limitation agreements, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premium Payments to keep the Contract in force.
Cybersecurity Risk
We and our service providers may be susceptible to operational, cybersecurity, and related risks. In general, cybersecurity events can result from deliberate or unintentional events. Cybersecurity events include, but are not limited to, acts or attempts to gain unauthorized access to information and/or information systems, or to otherwise disrupt operations. Cybersecurity events affecting us, a Subaccount, or our service providers have the ability to disrupt and impact your Contract and our operations, including but not limited to, financial losses, ability to calculate Contract values and benefits, corrupting data or preventing parties from sharing information necessary for our operations, preventing and/or slowing transactions, potentially subjecting us to regulatory fines and penalties, and creating additional compliance costs. Similar types of cybersecurity risks are also present for issuers or securities in which the Subaccounts may invest, which could result in material adverse consequences for such issuers and may cause the Subaccounts’ investments in such companies to lose value. While we and our service providers have established reasonable controls to mitigate the risk of a cybersecurity event, there are inherent limitations in such controls, plans and systems. Additionally, while we do have control frameworks and we do perform due diligence on our service providers, we cannot fully control the cybersecurity plans and systems put in place by our service providers or any other third parties whose operations may affect the Subaccounts or your Contract.  Although we attempt to minimize such failures through controls and oversight, it is not possible to identify all operation risks that may affect the Subaccounts or your Contract, or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Subaccount may be adversely affected by the occurrence of the operational errors, failures, technological issues, or other similar events, and you may bear costs tied to these risks.
General Description of the Registrant, Depositor, and Portfolios
Depositor
Thrivent Financial for Lutherans is the insurance company that issues the Contract with principal executive offices located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415. Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia. For more information, visit Thrivent.com.

Registrant
Thrivent Variable Life Account I is the Registrant for the Contract. Thrivent Variable Life Account I is a segregated asset account established by the Board of Directors of Thrivent (then, Aid Association for Lutherans) on May 8, 1997, pursuant to the laws of the State of Wisconsin, and the first investment was made on March 31, 1998. The account meets the definition of “separate account” under the federal securities laws. The Variable Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under the 1940 Act. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
Income, gains and losses credited to, or charged against, the Registrant reflect the Registrant’s own investment experience and not the investment experience for the Depositor’s other assets. The assets of the registrant may not be used to pay any liabilities of the Depositor other than those arising from the Contracts. The Depositor is obligated to pay all amounts promised to investors under the Contracts.
Portfolios
Information regarding each Portfolio, including its name, investment type, investment advisor and sub-advisor (if applicable), current expenses and performance is available in the Appendix to this prospectus. Each Portfolio has issued a prospectus containing more detailed information about the Portfolio. You can view these online at dfinview.com/Thrivent/VariableLife03. You can also request paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
Voting
To the extent required by law, we will vote the Portfolio’s shares held in the Variable Account at regular and special shareholder meetings of the Portfolio in accordance with instructions received from persons having voting interests in the corresponding Subaccounts (investment options) of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.
Charges
Charges are necessary to pay Death Benefits and to cover the expenses generated by issuing, distributing and administering the Contract. We expect to profit from one or more of the charges under the Contract. We can use these profits from any of these charges for any corporate purpose including our fraternal activities.
Percent of Premium Charge
We charge a Percent of Premium Charge of 5% on premiums. We use this charge to cover the costs of sales and other expenses.

Decrease Charge
If you elect to surrender your Contract, reduce the Face Amount, or if the Face Amount is decreased as a result of a partial surrender or Death Benefit Option change, we will reduce your Accumulated Value by the applicable Decrease Charge. Decrease Charges compensate us for expenses associated with underwriting, issuing and distributing the Contract. For decreases in the Face Amount or partial surrenders that result in a decrease in Face Amount during the first 10 Contract Years (or first 10 years following an increase in Face Amount), we calculate the amount of the Decrease Charge at the time of the reduction in Face Amount or surrender. We do not deduct this amount until the next Monthly Anniversary or upon surrender or lapse, if earlier. We do not impose any other charges (such as mortality and expense risk charges) on the Decrease Charge amount during this time. Because the Decrease Charge is not immediately deducted, you retain the investment risk on such amount prior to deduction and will bear any investment loss and benefit from any investment gain on such amounts. If the Decrease Charge applies to a partial surrender, the Decrease Charge will be deducted from the Subaccounts and Fixed Account in the same ratios as used for the partial surrender. If the Decrease Charge applies to other Face Amount decreases, the Decrease Charge will be deducted from the Subaccounts and Fixed Account in the same ratios as the monthly deduction is taken. New Decrease Charges apply to each Face Amount increase.
The Decrease Charge is assessed on a per thousand basis. The amount per thousand of Face Amount varies by sex (in most states), Face Amount, risk class and Issue Age. For the first five Contract Years, the Decrease Charge remains level then grades to zero after the 10th Contract Year. Beginning in the 11th year after the Date of Issue (assuming no increases in Face Amount), the Decrease Charge will be zero. We list your Decrease Charges in your Contract.
If you increase your Contract’s Face Amount, a new Decrease Charge is applicable to the increase, in addition to any existing Decrease Charge. We list your actual Decrease Charges for the increased Face Amount separately on a supplementary Contract schedule. We mail the supplementary Contract schedule to you after we process the request for increase in Face Amount.
Range of Decrease Charges as a Percentage of Face Amount Reduction
Duration in Years Since Face Amount Increase	1	2	3	4	5	6	7	8	9	10	11
Lowest Possible Charge at Any Age	0.16%	0.16%	0.16%	0.16%	0.16%	0.13%	0.10%	0.08%	0.05%	0.03%	0.00%
Highest Possible Charge at Any Age	4.93%	4.93%	4.93%	4.93%	4.93%	4.10%	3.28%	2.46%	1.64%	0.82%	0.00%
If you decrease the Face Amount while the Decrease Charge applies, we assess a Decrease Charge on a per $1,000 basis. We subtract the amount of decrease first from any previous increases in the Face Amount, starting with the most recent and then as needed from the original Face Amount.
Transfer Charge
You may make up to twelve transfers per Contract Year from the Subaccounts without charge. We charge $25 for each transfer in excess of twelve per Contract Year. This charge is deducted from the Subaccounts and the Fixed Account in proportion to the amount transferred from each. Transfers resulting from Dollar Cost Averaging, asset rebalancing and loans do not count as transfers for the purpose of assessing this charge.
Monthly Deductions from Accumulated Value
We deduct certain charges from Accumulated Value on a monthly basis. We refer to these charges as monthly deductions. Monthly deductions are deducted from each Subaccount or Fixed Account on a basis proportional to the Accumulated Value less any loan interest in the Contract. With our approval, you may choose other allocations of the monthly deductions. We deduct charges each month, beginning with the Contract Date (effective retroactive to the Date of

Issue, if different) then monthly thereafter on each Monthly Deduction Date, provided that day of the month is a Valuation Date. If that day of the month does not fall on a Valuation Date, we use the next Valuation Date. Because portions of the deductions (e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.
The monthly deductions consist of:
♦
the cost of insurance charge;
♦
the monthly mortality and expense risk charge;
♦
the monthly administrative charge; and
♦
charges for additional insurance benefits (riders), if any.
Cost of Insurance Charge
We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (including Issue Age, sex (in most states), risk class, rating class, duration, and Face Amount) that would cause it to vary from Contract to Contract.
The primary factors in the determination of the cost of insurance are the cost of insurance rate (or rates) and the net amount at risk. The cost of insurance charge for the initial Face Amount equals: the cost of insurance rate for the Insured’s age shown in your Contract, multiplied by the initial net amount at risk of your Contract divided by 1,000. Factors that affect the amount at risk include investment performance, payment of premiums, charges, partial surrenders and surrenders. We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your Contract Date (effective retroactive to the Date of Issue, if different).
We underwrite the applicant to determine the risk class using information provided in the application and in other sources permitted by law. The factors that we consider for underwriting include, but are not limited to:
♦
the amount of insurance applied for,
♦
the proposed Insured’s age,
♦
outcome of medical testing,
♦
reports from physicians (attending physicians’ statements); and/or
♦
other information such as financial information that may be required.
Based on this information, standard or preferred coverage may be offered, or if it is determined that risks for a proposed Insured are higher than would be the case for a healthy individual, the proposed Insured may receive a rating which increases cost of insurance rates or, in some cases, the proposed Insured may be declined.
Cost of Insurance Rates
Cost of insurance rates are determined for the initial Face Amount and each increase in Face Amount. Actual cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on allowable factors.
Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates in the Contract. These guaranteed rates are determined based upon the Insured’s Attained Age and the applicable rate in the 1980 CSO Mortality Tables for Non-smokers and Smokers. We currently use cost of insurance rates that are generally lower than the guaranteed cost of insurance rates, and we reserve the right to raise those current rates.
Our current cost of insurance rates apply uniformly to all Insureds of the same Issue Age, Attained Age, sex,  risk class and rating within the same band. Banding refers to the Face Amount. For purposes of this charge, the Insurance Coverage Amount includes any increases to the Face Amount made subsequent to the initial Face Amount and also includes the amount of any term rider coverage on the Insured under this Contract. Face Amounts within increasingly higher bands will generally result in a reduced cost of insurance on a per thousand basis. Any changes in the cost of insurance rates will apply uniformly to all Insureds of the same risk class within the same band. The bands for this charge are as follows:
Banded Levels
$25,000 to $99,999
$100,000 to $249,999
$250,000 to $499,999
$500,000 to $999,999
$1,000,000 and above
The cost of insurance rates generally increase as the Insured’s Attained Age increases, and they vary with the number of years the Face Amount or any increase in Face Amount has been in force. The risk class of an Insured also will affect the cost of insurance rate. Insureds in the preferred risk class generally will have a lower cost of insurance rate than those in risk classes involving higher mortality risk.
Insureds in non-tobacco risk classes will generally have a lower cost of insurance rate than similarly situated Insureds in tobacco risk classes. We use the same guidelines in determining premiums for the cost of insurance for the Contract as we would for any other life insurance Contract of similar risk class we offer.
Mortality and Expense Risk Charges
The mortality and expense risk charge is a monthly charge for risks that we assume in the Contracts. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance charges specified in the Contract would be insufficient to meet actual claims. The expense risk is that expenses incurred in issuing and administering the Contracts and operating the Variable Account may be greater than the charges we assess for such expenses. We may use any profit to pay distribution, sales and other expenses.
The following table outlines our current annual mortality and expense risk charge that will be assessed from and based on the Accumulated Value of all of your Subaccounts. These charges are different in Maryland. No mortality and expense risk charges are deducted from the Fixed Account. This is a tiered charge based on your Accumulated Value at the time the charge is deducted.

Maximum M&E Charge
For Contract Years:
Subaccount Accumulated Value	More than 10 years
0 up to $25,000	0.90%
(monthly)	(0.07469)
Next $75,000	0.80%
(monthly)	(0.06642)
$100,000 and above	0.70%
(monthly)	(0.05815)

Administrative Charge (Basic Monthly Charge)
We deduct a charge to cover administrative costs. This charge covers such expenses as premium billing and collection, Accumulated Value calculation, transaction confirmations and periodic reports. This charge is dependent upon the Issue Age of the Insured. For Contracts we issue to Insureds whose Issue Age is from 0 to 17, we charge a monthly charge of $7.50. We charge all others $9 per month.

Rider or Additional Benefit Charge
If your Contract includes riders or additional benefits, we will deduct a monthly cost for those benefits from the Accumulated Value. Benefits include guaranteed increase option, disability waivers, applicant waiver and accidental death, term insurance rider, child term rider and spouse term insurance rider.
Fund Charges
The value of the net assets of each Subaccount reflects the investment advisory fee and other expenses incurred by the underlying Portfolios in which the Subaccount invests. For more information on these fees and expenses, refer to the Fund’s summary prospectuses and Fee Tables above.
Variation or Reduction of Charges
We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other Contract Owners. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.
Compensation Paid to Financial Advisors and Professionals
Compensation consists of commissions, bonuses and promotional incentives. Increases in coverage pay at a first-year commission rate of 0% to 92% of commissionable premiums paid into the Contract. Your financial advisor or professional also receives a premium based trail compensation ranging from 0% to 7.448% annually.
Your financial advisor or professional may receive asset-based compensation in the amount of 0% to 0.312% of the Accumulated Value, if eligible. If you elect a settlement option, we pay commissions to the financial advisor or professional ranging from 0% to 1.08% of the premium applied to the settlement option, if eligible.
See Distribution of the Contracts for more information.
Maintenance of Solvency
The Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. The provision can come into play only when the reserves of a fraternal benefit society become impaired. That means there would be a serious concern with the financial position of the society. It is extremely unlikely that Thrivent would be in an impaired condition considering its financial position. In the extraordinary event that our reserves become impaired, you may be required to make an extra payment. This can happen only in the rare event that the insurance commissioner issued an order declaring us to be in a hazardous condition. If that happened, our Board of Directors would work with the commissioner to determine each member’s portion of the deficiency. You could submit additional funds, have the amount treated as a debt against the Contract, or take a reduction in benefits. Please be advised that a Maintenance of Solvency provision is applicable to all fraternal benefit societies, regardless of the financial position and ratings of the society. You may review our financial statements and reports from our independent public accounting firm in the Statement of Additional Information (SAI) found online at dfinview.com/Thrivent/VariableLife03.
General Description of the Contract
While the Insured is alive, the Owner of the Contract may exercise every right and enjoy every benefit provided in the Contract.
For a Contract where the Insured and Owner of the Contract is younger than age 16 (juvenile), an adult must apply on behalf of the Insured in this case and retain control over the Contract. The adult is referred to as the applicant controller in the Contract. The applicant controller exercises certain rights of ownership on behalf of the juvenile. These rights are described in the Contract. The applicant controller may transfer control to another eligible person but cannot transfer ownership of the Contract.

After the juvenile Insured/Owner attains age 16, control will transfer to the Insured/Owner on the earlier of:
♦
the Contract Anniversary after the Insured’s 21st birthday;
♦
the date on which the applicant controller transfers control to the Insured/Owner by giving us Notice; or
♦
the date of death of the applicant controller.
If the person who has control of the Contract dies before the juvenile Insured attains age 16, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Insured, we may transfer control of the Contract to some other eligible person according to our bylaws.
Illustrations
Your financial advisor or professional will provide you an illustration for your Contract upon your request. Illustrations show how the Death Benefit and Accumulated Value for the Contract would vary based on hypothetical future investment results. The hypothetical future investment results you choose to review in your illustrations should be based upon realistic expectations given your own individual situation. Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, Contract charges and level investment returns will not change. The illustrated values also assume that the investment results are never a negative amount (below zero percent) even though negative investment results are likely to happen. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and actual values, Death Benefits, and certain expenses (which may vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Contract will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.
Replacement of Existing Insurance
It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts to increase coverage under this Contract. You should compare your existing insurance and this Contract carefully. You should replace your existing insurance only when you determine additional coverage under this Contract is better for you. You may have to pay a surrender charge on your existing insurance, and this Contract imposes a new Decrease Charge period on the amount of the increase in coverage. If you surrender your existing insurance policy for cash and then increase coverage under this Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. If the premium is coming from the issuer of your existing insurance policy, the increase of coverage under this Contract may be delayed.
Term Conversion
Contract Owners may be eligible for a contractual conversion incentive to convert their Thrivent term insurance contract(s) or rider(s) to permanent coverage.
If you are eligible for and exercise the conversion privilege found in eligible Thrivent term contracts and riders, Thrivent will give you a credit toward the first premium payable for the new coverage. The amount of the credit will not be less than $1.00 per $1,000 of term insurance that is converted.
Review this opportunity with your financial advisor or professional to determine whether it is available to you and right for you.
Misstatement of Age or Sex Provision
If the insured’s age or sex has been misstated, adjustments will be made using one of the following methods:
1. If misstatement is discovered upon the Insured’s death, the Face Amount will be changed to be the amount that would have been provided by the most recent cost of insurance deduction using the correct age and sex. The Death Proceeds on the date of change will not be less than the Cash Surrender Value prior to the change.

2. If misstatement is discovered while the Insured is living, the Accumulated Value will be changed to be the amount that would have been provided if the correct age and sex had been used to calculate values beginning on the Date of Issue. However, if this would result in termination of the Contract, the Accumulated Value will not change and the Face Amount will be changed as in (1) above. All future Contract charges will use the correct age and sex.
These methods will be revised as necessary for the Contract to continue to qualify as life insurance under federal tax rules.
Suicide Exclusion Provision
If the Insured dies by suicide within two years after the effective date of an increase in Face Amount, the Death Proceeds with respect to the increase are limited to the cost of insurance for the increase.
If your Contract was issued in North Dakota, Missouri or Colorado, the suicide exclusion period listed above is shortened to one year.
Ownership Rights
The Contract belongs to the Owner named in the application. While the Insured is living, the Owner may exercise all of the rights and options described in the Contract. The Insured is the Owner unless the application specifies another person as the Owner, or the Owner is changed after issue. If the Owner is not the Insured and dies before the Insured, ownership of the Contract will pass to the Owner’s estate, unless a successor Owner has been designated. To the extent permitted by law, Contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). However, if the Issue Age was less than 16 and an applicant controller applied for the Contract, then you are the Owner but may not exercise ownership rights until control of the contract is transferred to you. Before control is transferred, only the applicant controller may exercise ownership rights on behalf of the Insured.
The Contract Owner may transfer ownership of the Contract, if the new owner is eligible under our Bylaws, or assign the Contract as collateral by giving Notice. Transfer of ownership will be effective as of the date you sign the Notice or, if the Notice is not dated, on the date the Notice is received at our Service Center.
Thrivent does not allow assignment of variable life insurance contracts to life settlement or viatical companies.
The Contract Owner may name one or more Beneficiaries to receive Death Proceeds. We restrict who may be named as a Beneficiary under your life insurance Contract. The named Beneficiaries must be eligible under our Bylaws. The Contract Owner will classify each Beneficiary as primary or contingent. Upon the Insured’s death, we will pay the Death Proceeds to the Beneficiaries as follows:
1.Proceeds will be paid to the primary Beneficiaries who are then alive.
2.If no primary Beneficiaries are living, proceeds will be paid to the surviving contingent Beneficiaries.
3.If no Beneficiary survives, proceeds will be paid to the Contract Owner or, if the Insured is the Contract Owner, to the Insured’s estate.
Other designations or successions of Beneficiaries may be arranged with us. Any Beneficiary who dies simultaneously with the Insured or within 15 days after the Insured dies and before Death Proceeds have been paid will be deemed to have died before the Insured.
The Contract Owner may change the Beneficiary by giving Notice while the Insured is living. Notice must be received by the Service Center and approved before it will be effective. The effective date of the change will be the date the Owner signs the Notice or, if the Notice is not dated, the date it is received at our Service Center. We are not liable for any payment made or action taken by us before we receive Notice.

Transfers
While the Insured is alive and the Contract is in force, you may transfer the Accumulated Value among the Subaccounts and Fixed Account by submitting a proper Notice to our Service Center.
You may make twelve transfers per Contract Year without charge. There will be a charge of up to $25 for each transfer in excess of twelve excluding any automatic transfers from the DCA Money Market Subaccount. We consider all amounts transferred in the same Valuation Period to be one transfer for purposes of this charge. It is not dependent upon the number of originating or destination Subaccounts.
Only one transfer may be made from the Fixed Account in each Contract Year which, if made, counts toward the twelve allowable transfers. If the accumulated value in the Fixed Account immediately before the transfer is at least $2,000, the amount transferred may not exceed 25% of the accumulated value in the Fixed Account. Otherwise, the amount transferred may not exceed $500.
Any transfer among the Subaccounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit Values. Calculations are made as of the end of the Valuation Period during which a proper transfer request is received. The minimum amount that may be transferred from a Subaccount or the Fixed Account is $50 or the entire Accumulated Value in that Subaccount or Fixed Account, if less.
Frequent Trading Among Subaccounts and Other Transactions
Frequent or unusual premium payments, withdrawals or transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. In addition, frequent transactions may increase costs of the underlying fund, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. We have policies and procedures to discourage frequent transactions. We use reasonable efforts to apply the policies and procedures uniformly.
As described in the Charges - Transfer Charge section, we impose a fee if transfers made within a given time period exceed a maximum contractual number. If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner activity based on a history of frequent transactions. When monitoring Contract Owner activity, we may consider several factors to evaluate transaction activity including, but not limited to, the amount and frequency of premiums and withdrawals, the amount of time between transfers and trading patterns. In making this evaluation, we may consider transactions in multiple Contracts under common ownership or control.
We may also, without prior notice, limit, modify, restrict, suspend, or eliminate your right to continue frequent transactions. We monitor for frequent activity based upon established parameters that are applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between premium payments and withdrawals, the length of the holding period between Subaccount transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Contract Owners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contract Owners’ transfer request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable fund.
Addition, Deletion, Combination, or Substitution of Investments
Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦
Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦
Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦
Substitute or close Subaccounts to allocations of premiums or accumulated value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦
Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
♦
Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦
Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
♦
Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote, the date any combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing accumulated value; 2) future payments; and 3) existing and/or future Contract Owners. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.

We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract. You could lose some or all of your money.
Dollar Cost Averaging
Your Contract provides a Dollar Cost Averaging program that allows you to have automatic periodic transfers made to one or more Subaccounts. Dollar Cost Averaging is generally suitable if you are making a substantial deposit to your Contract and desire to control the risk of investing at the top of a market cycle. Dollar Cost Averaging programs allow such investments to be made in equal installments over time in an effort to reduce such risk. Dollar Cost Averaging does not guarantee that your Contract’s Accumulated Value will gain in value, nor will it protect against a decline in value if market prices fall. However, it can be an effective strategy to help meet your long-term goals. Dollar Cost Averaging does not allow you to make automatic transfers to the Fixed Account. You may participate in a Dollar Cost Averaging program by giving Notice.
Money Market Dollar Cost Averaging
You may establish a Dollar Cost Averaging program to make periodic transfers of at least $50 from the Money Market Subaccount to one or more other Subaccounts. Transfers will be made automatically on the date you select (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Thrivent Money Market Subaccount has been depleted or until we receive Notice from you to discontinue the program, whichever is sooner. If the amount remaining in the Thrivent Money Market Subaccount drops below the amount you established to be transferred, the entire remaining balance will be transferred on the next transfer date and the Money Market Dollar Cost Averaging program will be discontinued. If the program is discontinued and you want systematic transfers to resume from the Money Market Subaccount, you must provide us Notice and assure adequate funding in the Money Market Subaccount.
Automatic Asset Rebalancing Program
As the value of your Subaccounts changes, the distribution of Accumulated Value among those Subaccounts also changes. The Automatic Asset Rebalancing program transfers your Contract’s value among the variable investment options (this excludes the Fixed Accounts). You may elect to automatically rebalance your Accumulated Value in the Subaccounts periodically under the Automatic Asset Rebalancing program according to the percentage allocation you determine at the time of setting up this program.
Automatic Asset Rebalancing may be set up annually or semi-annually to begin on the date you select (except the 29th, 30th or 31st). Before you begin the program, you should determine your investment goals and risk tolerance. Use of this program will not ensure any gain nor protect against any loss in overall Accumulated Value.
You can elect to participate in the program at the time of Application or at a later time. To elect to participate in the program after Application, we must receive Notice at our Service Center from you. This request will override any previous allocations you may have selected. Rebalancing continues until you stop or change it. You can change your allocations at any time by giving us Notice. You can also stop or suspend the program by providing Notice to our Service Center. If you make additional premium payments or transfers into a Subaccount that was not previously included in the asset rebalancing program, those amounts will not be subject to rebalancing unless you revise your asset rebalancing program. Periodic rebalancing takes into account increases and decreases in accumulated values in each Subaccount. Any transfers resulting from rebalancing will not incur a transfer charge.
General Account
The General Account consists of all assets owned by Thrivent other than those segregated in any Variable Account. Subject to applicable law, we have sole discretion over the investment of the General Account assets. You do not share directly in the investment returns of those assets. The Fixed Accounts are part of our General Account. We will declare effective annual interest rates for the Fixed Accounts. We guarantee that the effective annual interest rate will never be less than 3.0%. At our discretion, we may credit interest at a rate in excess of this guarantee. The Fixed Accounts have not been registered under the Securities Act of 1933 (1933 Act), and the Fixed Accounts have not been registered as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the Fixed Accounts nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Accounts, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.
Termination
Your Contract will terminate if the Insured dies, if you surrender the Contract, if you exercise the right to a full payout under the accelerated death benefit rider, if a premium required to keep the Contract in force has not been paid by the end of the grace period or due to an excess loan.
State Variations
Any state variations in the Contract are covered in a special Contract form for use in that state and all material state variations are described in this prospectus. If you would like to review a specimen copy of the Contract and Additional Benefits, contact our Service Center.
Premiums
Flexible Premiums
This Contract is a flexible premium contract. Premiums may be paid at any time and in any amount, subject to some restrictions. All premium payments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, most third-party checks or other types of payments defined as not acceptable in our standard procedures. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you elect to pay on a regular basis. We will send you billing statements for an amount you select. You may select quarterly, semi-annual or annual statements. You may also elect to make pre-authorized automatic premium payments using our electronic payment program. In most cases, you may make changes in frequency and payment amounts at any time with adequate notice.
You are responsible for monitoring and managing the amount of premiums you choose to pay and how those premiums are allocated to Subaccounts and the Fixed Account to help assure the Contract meets your needs. We recommend that you pay at least a Death Benefit Guarantee Premium to protect your Contract from lapsing. Paying this minimum premium amount ensures that your Contract will not lapse in the event the Cash Surrender Value is not sufficient to pay the monthly deductions. See Death Benefit Guarantee. In certain circumstances, a premium payment may cause the Contract to be characterized as a MEC. See Taxes. You should discuss the amount, frequency and allocation of your premiums with your financial advisor or professional.
Premium in Default and Grace Period
Unless a Death Benefit Guarantee is in effect, a premium is in default on a Monthly Anniversary if a monthly deduction to be made on that date would result in a Cash Surrender Value less than zero. You will be given 61 days from the date notice is mailed to you (in most states) to pay the required premium in order to avoid lapse. In addition, the Contract will lapse whenever the Contract Debt exceeds the Accumulated Value and 61 days have elapsed since we mailed notice to you. We will notify you of the premium required to keep the Contract in force. The amount indicated in the notice will be based on the Valuation Date on which the notice is produced. The amount needed to prevent the Contract from lapsing may increase or decrease daily based on fluctuations in the Subaccounts you selected.
You should discuss the amount of premium to be paid with your financial advisor or professional. The Contract will continue in force through the grace period.
If the Insured dies during the grace period, the Death Proceeds payable will be reduced by the amount of the monthly deductions due and unpaid, and the amount of any outstanding Contract Debt.

Net Premiums & Premium Allocation
We deduct from each premium, including the initial premium, a percent of premium charge of 5% for sales expenses.  The remainder of the premium is the “Net Premium.” The percent of premium charge may not be deducted in certain situations. Net Premiums are the amounts we direct to the various Subaccounts and/or Fixed Account according to your allocation instructions.
We will allocate your Net Premium according to the allocation instructions on your application or most recent allocation instructions on file. Your allocation must be in whole percentages and total 100%. If the allocation request is not completed, is not in whole percentages, or does not total 100%, then the request will be treated as not in Good Order. We will process the allocation request when it is in Good Order. You may change your allocation percentages for future payments at any time by giving us Notice.
If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern Time, the time we determine the value of the Accumulation Units) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date.
Electronic Payment Program
Our electronic payment program allows you to make premium payments (or loan repayments) to your Contract on a regularly scheduled basis by having money automatically withdrawn from your checking or savings account, or other applicable payment source, rather than being billed. Under this plan, we draw from your account on the date you select and we will allocate premiums to the Subaccount(s) or Fixed Account according to your instructions. However, if the purchase date you have chosen falls on a weekend (or holiday) in any given month, we will treat your order as being received by us on the next Valuation Date. To set up the electronic payment program you may complete the applicable section on the application or, after the time of application, by giving us Notice. You should discuss the amount of premium to be withdrawn with your financial advisor or professional. The amount of premium withdrawn may not be enough to keep the contract in force.
Premium Limits
IRS rules govern the tax treatment of life insurance contracts. We have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a MEC. If mandated under applicable law, we may be required to reject a premium payment.
In addition to excluding life insurance Death Benefits from the Beneficiary’s gross income, the Internal Revenue Code of 1986, as amended (the “Code”) also defers taxation on the income portion of the Accumulated Value, prior to receipt by the Contract Owner. To qualify for this treatment, federal tax law may limit the premiums you may pay and requires that the Accumulated Value be limited to a certain percentage of the Death Benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded, unless the premium is required to keep the Contract in force.
We reserve the right to not accept premiums when the Death Benefit is based on the Table of Factors in your Contract, or to refuse to accept any premium that would increase the Death Benefit to comply with the requirements of the Code.
Additional premium limits will apply for contracts subject to the guideline premium test. In the event of a reduction in the Face Amount, or other changes to the Contract which cause the premiums paid or the Accumulated Value to exceed the applicable limit described in the Code regarding the definition of life insurance, we will refund any excess premiums and earnings thereon (and other Accumulated Value) as necessary to comply with the limit described in the Code, and in limited circumstances we may increase the Death Benefit. At Attained Age 100 and later (except on New York issued Contracts), we reserve the right to not accept premiums as described above.

Your Contract could be classified as a MEC if premiums paid exceed certain dollar thresholds or if certain transactions are processed. Except as described below, we will apply only the portion of the premium payment(s) (including electronic payments) that will not cause the Contract to become a MEC and will return the balance to the premium payer without applying it to the Contract. The portion of the payment that is applied to the Contract will be credited as of the Valuation Date the payment was determined to be in Good Order. The premium refund to prevent MEC status may, in some situations, result in loss of the Death Benefit Guarantee (if applicable) on the Contract. Additionally, except as described below, a request for any transaction (such as a reduction in Face Amount) that would immediately cause the Contract to become a MEC will be deemed not in Good Order. We will notify you if a requested transaction would immediately cause your Contract to become a MEC and will not process that transaction unless and until we have received your instruction to proceed and allow MEC status.
The following exceptions apply to this MEC process:
1. If the start of the next MEC Contract Year is within 30 calendar days of the date the premium is received, and allocating all or a portion of the payment on the first day of the next MEC Contract Year will not cause the Contract to become a MEC, then:
a. upon receipt we will allocate, as described above, only the portion of the premium payment that will not cause the Contract to become a MEC; and
b. we will wait to allocate the balance of the payment that can be applied without causing your Contract to become a MEC on the first day of the next MEC Contract Year or if the first day of the next MEC Contract Year is not a Valuation Date, then the payment will be allocated as of the next following Valuation Date; and
c. we will return to the premium payer, without allocating it to the Contract, any remaining balance that, as of the first day of the next MEC Contract Year, still would have caused the Contract to become a MEC; and
d. no interest will be paid to you or the premium payer from the date of receipt of the premium payment to the date it is either allocated to your Contract or returned to you.
2. If the amount of the premium payment that can be applied to your Contract is less than $1.00, then the payment will be refunded or held according to these processes. A payment in an amount less than $1.00 will not be applied to your Contract.
3. You may also provide instructions directing us to allocate any specific premium payment and/or process any specific transaction even if MEC status will result. Those instructions must indicate that you consent to your Contract being treated as a MEC. You should consult with your tax advisor before doing so. Those instructions must be received with the applicable premium payment or transaction request that will result in MEC status. We do not allow advance elections for future premium payments or future transactions that may result in MEC status on your Contract.
For more information on MECs, see Taxes.
Death Benefit Guarantee
A Death Benefit Guarantee ensures that your coverage will continue even if the Cash Surrender Value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon timely payment of a minimum premium amount known as the Death Benefit Guarantee Premium.
The Death Benefit Guarantee Premium is the minimum monthly premium required to keep your Death Benefit Guarantee in effect. We show your particular Death Benefit Guarantee Premiums in your Contract. The Death Benefit Guarantee Premium is calculated specifically for each Contract on the Date of Issue. The Death Benefit Guarantee will vary by Issue Age, sex, Face Amount, Death Benefit Option, risk class and substandard ratings. The charges in the calculation include:
♦
the cost of insurance;
♦
the monthly administrative charge of $9 ($7.50 for Insureds Issue Age 17 and under);
♦
the percent of premium charge; and

♦
the charge for each additional benefit you choose.
Under the Contract, two Death Benefit Guarantees were generally available depending on the amount of your initial premium and Issue Age: the basic and the enhanced Death Benefit Guarantee. The basic Death Benefit Guarantee has expired on all Contracts. The enhanced Death Benefit Guarantee was available to you if the Insured’s Issue Age was less than 70 and if you provided an initial premium payment that was at least the enhanced Death Benefit Guarantee Premium. Generally, the enhanced Death Benefit Guarantee provides a longer level of guarantee than the basic. The type of guarantee, the amount of the Death Benefit Guarantee Premium amount and termination date for the guarantee are shown on the schedule page of your Contract. The Enhanced Death Benefit Guarantee terminates no later than the Contract Anniversary on or next after the Insured’s 75th birthday
Each month, we will determine if a Death Benefit Guarantee remains in effect. A Death Benefit Guarantee will remain in effect if, on each Monthly Deduction Date, the sum of all premiums paid and credited less any partial surrenders and loan amounts is greater than or equal to the sum of Death Benefit Guarantee Premiums for that guarantee since the Contract’s Date of Issue. If the Contract includes a disability waiver of monthly deduction benefit, the Death Benefit Guarantee Premium will not be added to this sum on any monthly anniversary on which we waive or credit the monthly deduction under that rider.
If this requirement is not met, we will notify you that an insufficiency has occurred. We will allow you 61 days to pay sufficient premiums or loan repayments to satisfy the Death Benefit Guarantee. If you do not pay the required premium, the Death Benefit Guarantee will expire and we will not reinstate it (in most states). However, this does not necessarily terminate your Contract. See Contract Lapse and Reinstatement.
If you change your Face Amount or riders, we will correspondingly change the Death Benefit Guarantee Premium. Any new Death Benefit Guarantee Premium applies from the effective date of the change.
Please note that the Death Benefit Guarantee will terminate automatically as determined by the type of Death Benefit Guarantee (described above). The termination date of the guarantee is listed on the schedule page of your Contract. After termination, the insurance coverage provided by the Contract will remain in force as long as your Cash Surrender Value is large enough to pay monthly deductions. See Contract Lapse and Reinstatement.
Accumulated Value
On the Contract Date, the Accumulated Value is the first Net Premium less any monthly deductions. After the Contract Date, Accumulated Value is equal to the sum of the accumulated values in the Contract’s Subaccounts, Fixed Account and Loan Account and may change daily.
The Accumulated Value of your Contract, at any one time, is determined by: multiplying the total number of Accumulation Units for each Subaccount by its appropriate current Accumulation Unit Value; adding together the resulting values of each Subaccount; and adding any accumulated value in the Fixed Account and the Loan Account.
While loans are not deducted from Accumulated Value, loans do reduce the amount you would receive upon surrender of your Contract and the amount available to pay charges. Loans do not share in the investment performance of the Subaccounts and accrue interest charges which may result in less Accumulated Value in your Contract than if the amounts were allocated to the Fixed Account.
Over the life of your Contract, many factors determine its Accumulated Value. They include:
♦
premiums paid;
♦
the investment experience of the Subaccounts;
♦
interest credited to the Fixed Account, and Loan Account;
♦
loans taken and loan repayments;

♦
interest charged for any loans taken;
♦
partial surrenders taken; and
♦
charges and deductions taken.
Because a Contract’s Accumulated Value is based on the variables listed above, it cannot be predetermined. Accumulated value in the Subaccounts will largely be determined by market conditions and investment experience of the underlying Portfolios. The Owner will bear all such risk.
Fixed Account
The Fixed Account accumulated value reflects Net Premiums allocated to the Fixed Account, transfers of accumulated value to or from the Subaccounts and/or Loan Account, interest credited, partial surrenders and any deductions. Each day the accumulated value in the Fixed Account will change based upon these factors. For the current interest rate, please call our Service Center at 1-800-847-4836. Review your Contract for further detail.
Loan Account
You establish the Loan Account when you take out a loan. The amount used to secure the loan is transferred to the Loan Account. The Loan Account is affected by repayments, additional loans and interest credited to and charged against it. Each day the accumulated value in the Loan Account will change based on these factors.
The number of Accumulation Units in any Subaccount may increase or decrease at the end of each Valuation Period. This fluctuation depends on the transactions that occur in the Subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.
Variable Account
Number of Accumulation Units
The number of Accumulation Units in any Subaccount may increase or decrease at the end of each Valuation Period. This fluctuation depends on the transactions that occur in the Subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.
The number of Accumulation Units in a Subaccount increases when the following transactions occur during the Valuation Period:
♦
Net Premiums are allocated to the Subaccount; or
♦
Accumulated Value is transferred to the Subaccount from another Subaccount or from the Fixed Account; or
♦
Debt is repaid.
The number of Accumulation Units in a Subaccount decreases when the following transactions occur during the Valuation Period:
♦
Accumulated value is transferred from the Subaccount to another Subaccount or to the Fixed Account, including loan transfers;
♦
surrenders, partial surrenders and Decrease Charges that are not the result of a partial surrender are taken from the Subaccount;
♦
monthly deductions or transfer charges are taken from the Subaccount; or
♦
Contract loans or accrued interest on loans are transferred from the Subaccount to the Loan Account.

Accumulation Unit Value
For each Subaccount, the initial Accumulation Unit Value was set when the Subaccount was established. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.
The Accumulation Unit Value for a Subaccount for any Valuation Period is equal to:
♦
the net asset value of the corresponding Portfolio at the end of the Valuation Period;
♦
plus the amount of any dividend, capital gain or other distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period;
♦
plus or minus any cumulative credit or charge for taxes reserved which we determine has resulted from the operation of the Portfolio;
♦
divided by the total number of Accumulation Units held in the Subaccount at the end of the Valuation Period before any of the transactions, referred to in the Number of Accumulation Units subsection, have occurred.
Cash Surrender Value
The Cash Surrender Value is the total amount you will receive upon surrender of the Contract. It is equal to the Accumulated Value less any Decrease Charges and any outstanding Debt and any deferred monthly deductions. The Cash Surrender Value changes daily, reflecting, among other things, increases and decreases in the value of the Portfolios in which the assets of the Subaccounts are invested and interest credited in the Fixed Account and Loan Account, and any interest charged against the Loan Account. It is possible for the Cash Surrender Value of your Contract to decline to zero because of unfavorable investment performance or outstanding Debt or insufficient premium payments.
You will be advised as to the number of Accumulation Units which are credited to the Contract, the current Accumulation Unit Values, Subaccount accumulated value, Fixed Account accumulated value, and Loan Account accumulated value, the total Accumulated Value and the Cash Surrender Value at least annually.
Timely Processing
We will process all requests in a timely fashion. Requests received in Good Order by us or our authorized designee prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.
Standard Death Benefits
The primary reason to buy a life insurance Contract is for the Death Benefit it provides in the event of the Insured’s death. At the time of purchase, you must select between two Death Benefit Options: Option 1 (Level Death Benefit Option) or Option 2 (Variable Death Benefit Option). We determine the amount payable (Death Proceeds) depending on the Death Benefit Option in effect on the date of Insured’s death. Death Proceeds payable upon the death of the Insured is the sum of the Death Benefit plus any insurance on the Insured’s life provided by Additional Benefits less any Debt and the lesser of (1) unpaid monthly deductions or (2) any unpaid No-Lapse Guarantee Premium. We will also deduct any amount paid by us after the date of death and before we were notified of the death. The Death Benefit will be calculated as of the date of death.

Option 1 (Level Death Benefit Option)
The Death Benefit for this option remains level, but in limited situations will vary. Prior to age 100, the Death Benefit is the greater of the Face Amount, or the death benefit factor multiplied by Accumulated Value. If you keep your Contract in force for several years and your Accumulated Value continues to increase, your Death Benefit may be increased by a death benefit factor. This factor helps to ensure that your Death Benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your Attained Age. Your Contract includes a Table of Factors. On or after age 100, the Death Benefit equals the Accumulated Value.
You should consider the Level Death Benefit Option if:
♦
you do not expect your insurance needs to generally increase; or
♦
you would like to minimize your insurance costs.
In general, the Level Death Benefit Option provides greater growth potential in Accumulated Value than the Variable Death Benefit Option. By choosing the Level Death Benefit Option, any increases in Accumulated Value reduce the actual risk amount and lower your cost of insurance.
Option 2 (Variable Death Benefit Option)
The Variable Death Benefit Option provides a Death Benefit that varies over time. Prior to age 100, the Death Benefit will be the greater of the Face Amount plus Accumulated Value, or the death benefit factor (described above) multiplied by Accumulated Value. The Death Benefit fluctuates correspondingly with your Accumulated Value. On or after age 100, the Death Benefit equals the Accumulated Value.
You should consider the Variable Death Benefit Option if:
♦
you expect your insurance needs to increase, or
♦
you would like to have the potential for an increasing death benefit.
In general, the variable option provides the potential for a greater death benefit than the level option.
Changing Your Death Benefit Option
You may ask to change your Death Benefit Option at any time before Attained Age 100. If we approve the change we will increase or decrease the Face Amount so your death benefit immediately after the change will be the same as immediately before the change.
If you change from the Level Death Benefit Option to the Variable Death Benefit Option, we will reduce your Face Amount by the amount of Accumulated Value on the date the change takes place. The decrease in Face Amount and any Decrease Charge will be applied to the most recent increase in Face Amount first, then to the next most recent increase(s) and finally to the initial Face Amount. We will not allow the change if it reduces your Face Amount below the minimum amount as defined on the schedule page of your Contract. If you change from the Variable Death Benefit Option to the Level Death Benefit Option, your Face Amount increases. The increase is determined so your death benefit immediately after the change will be the same as immediately before the change.
There may be tax consequences when you change your Death Benefit Option. Please consult your tax advisor before making any such change.
Changing Your Face Amount
You select the Face Amount when you apply for the Contract. You may change the Face Amount by giving us Notice. We will not permit any change that would result in your Contract being disqualified as a life insurance contract under Section 7702 of the Code and we will process a partial withdrawal to force out any premiums which exceed the maximum premium limitations after the change and that money will be refunded to you. Changing the Face Amount may have tax consequences and you should consult a tax advisor before doing so.

Increasing Your Face Amount
Subject to our underwriting guidelines and policies, you have the right to increase the Face Amount at any time on or before the Insured’s 80th birthday.
Any increase in Face Amount is subject to the following conditions:
♦
We must receive a written application at our Service Center.
♦
We require evidence of insurability which meets our standards.
♦
The increase amount must be for at least $25,000.
♦
The Cash Surrender Value must be sufficient to cover the monthly deduction on the effective date of the increase.
Increases in your Face Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue. The increase will be effective on the date shown on the supplemental Contract schedule page we provide.
A new set of Decrease Charges will also apply to each increase in the Face Amount. We show these new charges on the supplemental Contract schedule page of your Contract. However, the Decrease Charges will only be assessed if your Face Amount is later decreased and the Decrease Charge is still in effect for that part of the Face Amount that was decreased. See Charges for additional information regarding this charge.
The two-year contestability provision will apply again with respect to each application for an increase in Face Amount,
Decreasing Your Face Amount
At any time before the Insured’s Attained Age 100, you have the right to decrease your Face Amount. Requirements for decreasing your Face Amount are:
♦
we must receive Notice at our Service Center;
♦
the Face Amount remaining in effect cannot be less than the minimum amount defined at issue on the schedule page; and
♦
premiums and Accumulated Value must be in compliance with the Code limits.
The decrease will become effective as of the Monthly Deduction Date on or following the date we receive the request at the Service Center. We will subtract the decrease first from any previous increases in the Face Amount, starting with the most recent, then as needed from the original Face Amount.
We subtract a Decrease Charge from the Accumulated Value if a Decrease Charge is in effect for that part of the Face Amount decreased. We show you the Decrease Charges applicable to you on the Table of Decrease Charges in your Contract.
A decrease in your Face Amount may cause your Contract to be classified as a MEC and could have other tax consequences. Please consult your tax advisor before decreasing your Face Amount. See Taxes.
Death Claims
In the event of the death of the Insured, we must receive Notice of death at our Service Center. We will provide a claim form upon receiving the Notice. A financial advisor or professional may assist in making such a claim.
Payment of Benefits
In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract Owners may select or change a settlement option prior to, or after, the Insured’s death. If you are the Contract Owner and the Insured, your Beneficiary may choose a settlement option at the time of making a claim for death benefits. If no settlement option is selected, we will pay the proceeds in the form of a lump sum payment. The minimum amount that we will apply to a settlement option is $2,000. Additionally, the resulting payment must be at least $50. Once the Beneficiary chooses a settlement option, we will provide a settlement option agreement. In the settlement option agreement, we will reflect guaranteed payments, if any.
Settlement Options
Option 1: Interest
Under this settlement option, the proceeds are left with Thrivent to accumulate interest. We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. The payee may withdraw all or part of the proceeds at any time.
Option 2: A Selected Amount of Income
With this settlement option the payee elects to receive a fixed amount at regular intervals until the proceeds with interest have all been paid. The payment period may not exceed 30 years. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your Beneficiary elected to receive $10,000, paid annually, we would pay $10,000 annually until we pay out all of the remaining proceeds. The final payment may be smaller than prior payments.
We will pay a rate of interest of at least 3% annually. The amount of interest may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the Commuted Value of all remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.
Option 3: A Specified Period
This option provides payments at regular intervals. The payee may elect a specified number of months or years but may not select a period exceeding the greater of 30 years or the payee's life expectancy.
We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. The amount of interest we pay may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the Commuted Value of any remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.
Option 4: Life Payment
This settlement option is a form of annuity payment that continues until the annuitant’s death. The payee is the person receiving the income. We make payments to the payee at regular intervals during the annuitant’s life. Upon electing this option, the payee also selects a guaranteed period of not more than 360 months or selects no guaranteed period at all. If the annuitant dies during the guaranteed payment period, payments will continue to a Beneficiary named for the settlement option until the guaranteed payment period expires. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount the payee receives would be higher if the payee chose no guaranteed payment period. However, the risk the payee takes is that he or she may die shortly after we issue the settlement agreement. The agreement would then terminate and all payments would cease.
The amount of the payments depends on the age and, where permitted, sex of the annuitant at the time the settlement agreement is established. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3% using the “Annuity 2000 Table” annuitant mortality table.

Option 5: Joint & Survivor
This settlement option is another form of annuity payment or life income available when both annuitants are alive when the settlement option is chosen. We will pay an income as long as at least one of the two annuitants is alive. The amount of payments is determined based on the lives of both of the annuitants. The payees may select a guaranteed payment period of not more than 360 months or may select no guaranteed payment period at all.
Upon the death of one of the persons named to receive payments, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. We pay the reduced amount until the survivor annuitant’s death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated Beneficiary. The Beneficiary has an option to take a lump sum payment. If no guaranteed payment period was selected, all payments will cease and the agreement terminates.
The amount of the payments depends on the age and, where permitted, sex of the annuitants at the time we issue the settlement agreement. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3% using the “Annuity 2000 Table” annuitant mortality table.
We may also offer other settlement options at our discretion.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance contracts to be abandoned after a period of inactivity. This period of inactivity is generally defined by states as three to five years from the Contract’s maturity date, the date the Death Benefit is due and payable, or in some states, the date the insurer learns of the death of the Insured. For example, if the payment of the Death Benefit has been triggered, but, if after a thorough search and the passing of the state defined period of inactivity, we are still unable to locate the Beneficiary, or if the Beneficiary does not come forward to claim the Death Benefit proceeds, the Death Benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit proceeds if your Beneficiary steps forward to claim them with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please contact your financial advisor or professional or call (800) 847-4836 for assistance in making such changes.

Other Benefits Available Under the Contract
In addition to the standard death benefits associated with your Contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accidental Death Benefit	Provides an additional death benefit when the Insured dies from accidental bodily injury.	Optional	♦ Amount of coverage is subject to limits.
Cost of Living Adjustment Benefit	Annually adjusts the Face Amount of the Contract and, if elected, your premium payments to keep pace with the Consumers’ Price Index.	Optional	♦ As a result of increasing the Face Amount, monthly deductions will increase
Guaranteed Increase Option Benefit	Allows you to increase the amount of coverage without having to show evidence of insurability at certain pre-defined opportunities.	Optional	♦ Only available at issue for ages 0-37. ♦ Terminates at age 43.
Disability Waiver of Monthly Deductions
In the event of the Insured’s qualifying disability
before age 60, we will waive your cost of
insurance and other monthly deductions until
the earlier of the Insured’s age 121 or recovery
from total disability.
		Optional	♦ Can be issued at ages 0-60. ♦ Terminates at age 65, or the end of a benefit period, if later.
Disability Waiver of Selected Amount
In the event of the Insured’s qualifying disability,
this benefit will ensure that your planned
premiums continue during the Insured’s
disability until the earlier of age 121 or recovery
from total disability.
		Optional	♦ Can be issued at ages 0 – 60. ♦ Terminates at age 65, or the end of a benefit period, if later.
Child Term Life Insurance	Generally pays a benefit to the Beneficiary in the event of the death of a covered child of the Insured prior to the rider anniversary following the child’s 25th birthday	Optional	♦ Available for issue for children up to age 18.
Term Life Insurance	Provides additional term life insurance.	Optional	♦ Available for Issue Ages 18 to 65. ♦ Terminates after 30 years.
Spouse Term Life Insurance	Provides term life insurance for spouse of the Insured.	Optional	♦ Terms are available on the life of the spouse of the Insured for 10, 20, or 30 years.
Applicant Waiver of Selected Amount	This benefit enables the applicant on a Contract on the life of a minor to have selected amounts credited to the Contract in the event of the applicant’s qualifying disability or death.	Optional	♦ Terminates at age 65 or the end of a benefit period, if later.
Accelerated Death Benefit for Terminal Illness Rider
You may add this rider at any time without cost.
The rider allows you to receive the present
value of the death benefit tax free if eligibility
requirements are met. Eligibility requirements
include doctor certification that the Insured is
terminally ill. State variations apply.
		Standard	♦ Any assignee, irrevocable beneficiary or other party with ownership rights must consent to payment of the Accelerated Benefit.

Examples
Accidental Death Benefit (Optional)
A Contract is issued to an Insured at age 45, with a Face Amount of $250,000 and the Accidental Death Benefit rider is elected for $100,000. The Insured is underwritten and given Preferred Nontobacco risk class on the base coverage and standard rating on the rider. The charges for the rider are included in the monthly deductions collected for the next several years. At the Insured’s age 57, he is killed in a vehicle collision. The cause of death is ruled accidental. His Beneficiaries received the death proceeds of $250,000 base coverage and $100,000 Accidental Death Benefit coverage, for a total of $350,000.
Cost of Living Adjustment Benefit (Optional)
A Contract is issued to an Insured at age 45, with a Face Amount of $250,000 and the Cost of Living Adjustment (COLA) Benefit. There is no charge for including this COLA rider. The Insured is underwritten and given Preferred Nontobacco risk class on the base coverage. On each Contract Anniversary, the Owner is informed of the amount that the coverage will increase. The Owner is given the option to decline the increase, which will terminate the COLA rider. The amount of each increase is determined by the CPI rate from the previous year. The Owner chooses to continue to accept all increases, and the amount of coverage continues to increase. The Cost of Insurance rates charged reflect these increases. The waiver rider expires when the Insured reaches age 65. At that time, his coverage has increased by a total Face Amount of $371,400. The Face Amount remains at this amount until the Insured’s death.
Guaranteed Increase Option (Optional)
A Contract is issued to an Insured at age 12, with an initial Face Amount of $25,000 and a GIO rider of $25,000. The Insured’s risk class at issue is Standard Nontobacco, so all GIO increases will be at this risk class, with no additional underwriting. In this example, the Owner accepts the GIO at the Option Dates at the times that the Insured is ages 18, 22, and 25. The Face Amount in total is then $100,000 after these increases (initial $25,000 + 3 increases of $25,000 each). At age 27, the Owner exercises a Special Option at the time of the marriage of the Insured, bringing the total Face Amount to $125,000. The next Option at age 28 is skipped, and the Owner declines the Option at ages 31, 34 and 37. The Options are accepted at ages 40 and 43. With these 2 increases of $25,000 each, the total Face Amount is $175,000 after the last increase, and the GIO expires.
Disability Waiver of Monthly Deductions (Optional)
A Contract is issued to an Insured at age 45, with a Face Amount of $250,000 and the Disability Waiver of Monthly Deduction rider is elected. The Insured is underwritten and given Preferred Nontobacco risk class on the base coverage and standard rating on the waiver. The charges for the waiver benefit are included in the monthly deductions collected for the next several years. At the Insured’s age 52, he is injured in an accident on April 1st and is unable to work. The Insured submits a waiver claim, which is reviewed and approved, effective October 1st (6 months after disability). The Accumulated Value of the Contract is incremented by the amount of the monthly deductions for those 6 months, and monthly deductions are waived from that date forward. The Insured submits regular proof of his disability. After 15 months of waived deductions, the Insured recovers sufficiently to begin a new occupation. The monthly deductions begin again after his recovery. The waiver rider expires when the Insured reaches age 65.
Disability Waiver of Selected Amount (Optional)
A Contract is issued to an Insured at age 45, with a Face Amount of $250,000 and the Disability Waiver of Selected Amount rider is elected, with the amount of $500 per month. The Insured is underwritten and given Preferred Nontobacco risk class on the base coverage and standard rating on the waiver. The charges for the waiver benefit are included in the monthly deductions collected for the next several years. At the Insured’s age 52, he is injured in an accident on April 1st and is unable to work. The Insured submits a waiver claim, which is reviewed and approved, effective October 1st (6 months after disability). The Accumulated Value of the Contract is incremented by the total Selected Amount for those 6 months, and the Selected Amount is credited monthly from that date forward. The Insured submits regular proof of his disability. After 15 months of waiver claim, the Insured recovers sufficiently to begin a new occupation. The crediting of the Selected Amount stops at the time of his recovery. The waiver rider expires when the Insured reaches age 65.

Child Term Life Insurance (Optional)
A Contract is issued to an Insured at age 45, with a Face Amount of $250,000, and a $20,000 child rider is elected. Two children are named to be covered by the rider, ages 10 and 12. The charges for the child rider are included in the monthly deductions collected for the next several years. When each child reaches age 21, they are informed of eligibility to purchase coverage without underwriting any time before they are age 25. Each child decides to utilize this option. The older child takes out a $100,000 Universal Life contract age 24, and the other child takes out a $100,000 Whole Life contract at age 23. The child rider terminates when the second child uses the purchase option.
Term Life Insurance (Optional)
A Contract is issued to an Insured at age 30, with a Face Amount of $250,000, with a Super-Preferred Nontobacco risk class. When he is 36, he realizes he needs more coverage to cover the years until his children are through college and adds a 30-year term rider of $150,000. The charges for the term rider are included in the monthly deductions collected for the next several years. When the Insured is age 55, he decides that he does not want that extra coverage to expire after the original 30 years. He does a full conversion of the $150,000 term into the VUL Contract, and now has $400,000 of base coverage. The term rider terminates as a result of the conversion.
Spouse Term Life Insurance (Optional)
A Contract is issued to an Insured at age 45, with a Face Amount of $250,000, with a Super-Preferred Nontobacco risk class. A spouse rider is included at issue on the Insured’s wife, also age 45, for $125,000 for a 30-year term. The charges for the spouse term rider are included in the monthly deductions collected for the next several years. As the spouse approaches age 70, they decide not to convert her coverage, as the original 30-year term continues to meet their needs. The spouse becomes ill a few years later and dies at age 72. The $125,000 is paid out to her beneficiary. The spouse term rider terminates when her death claim is paid.
Annual Increase Benefit (Optional)
A Contract is issued to an Insured at age 45, with a Face Amount of $250,000, with a Super-Preferred Nontobacco risk class. An AIB rider is included at issue, and the Insured chooses 5% annual increases, and also chooses to have the scheduled payments increase by 5% annually. The charges for the rider are included in the monthly deductions collected for the next several years. On each Contract Anniversary, the Contract increases by 5%. When the Insured retires at age 67, the Face Amount has increased to $731,900. He decides that he no longer needs ongoing increases in coverage and chooses to discontinue the AIB rider. The rider terminates when he provides Notice.
Applicant Waiver of Selected Amount (Optional)
A Contract is issued to an Insured at age 5, with a Face Amount of $50,000 and the Applicant Waiver of Selected Amount rider is elected, with the amount of $25 per month. The Insured’s father is the applicant controller and is age 35. The Insured and controller are underwritten, and a standard rating is given on the waiver. The charges for the waiver benefit are included in the monthly deductions collected for the next several years. When the father is age 42, he is injured in an accident on April 1st and is unable to work. A waiver claim is submitted, which is reviewed and approved, effective October 1st (6 months after disability). The Accumulated Value of the Contract is incremented by the total Selected Amount for those 6 months, and the Selected Amount is credited monthly from that date forward. Regular proof of his disability is submitted. After 15 months of waiver claim, the father recovers sufficiently to begin a new occupation. The crediting of the Selected Amount stops at the time of his recovery. The waiver rider expires when the Insured reaches age 21.
Accelerated Death Benefits for Terminal Illness Rider (Standard)
A Contract is issued to an Insured at age 45, with a Face Amount of $250,000 and the Accelerated Death Benefit rider is automatically included. There is no charge for including this rider. The Contract continues for several years, with regular scheduled payments made and monthly deductions collected. When the Insured is age 68, he is diagnosed with a terminal illness. A claim is submitted to accelerate the entire Death Benefit, to pay for his medical care. The claim processing includes obtaining a certification from a qualified physician, which indicates that the Insured’s diagnosis is terminal and his life expectancy is 24 months or less. A calculation is made to determine the present value of the Death Benefit, less a $150 processing fee. The Contract is terminated when that accelerated payment is made.

Surrenders and Withdrawals
You may surrender your Contract and receive your Cash Surrender Value or make a partial surrender by giving us Notice at our Service Center. The surrender or partial surrender will not be processed until we receive your request in Good Order. You may obtain information as to a surrender or partial surrender by contacting your financial advisor or professional or calling our Service Center at (800) 847-4836. We do not accept telephone requests for surrenders.
Partial Surrenders
Partial surrenders offer you a way to access your Accumulated Value. You may withdraw part of your Cash Surrender Value by giving us Notice. Each partial surrender must be at least $200. You may not make a partial surrender if the remaining Cash Surrender Value would be less than $300. Partial surrenders are implemented by either the redemption of Accumulation Units and/or reduction in the Fixed Account balance. The partial surrender will be taken from the Subaccounts and Fixed Account according to the ratio that the Contract’s Accumulated Value in the Subaccount or Fixed Account bears to the total Accumulated Value less any loan plus accrued interest of the Contract at the time of the partial surrender; or any other administrative option you choose that is available at the time of the partial surrender. An amount withdrawn may not be repaid.
A partial surrender may have tax consequences. It is important to note that if the Face Amount is decreased (including as a result of partial surrender), there is a possibility that the Contract might be classified as a MEC. See Taxes.
For a Contract with Option 1 (Level Death Benefit Option):
A partial surrender will reduce your Accumulated Value, Face Amount, death benefit and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirements. If the death benefit is equal to the Face Amount at the time of the partial surrender, the amount of the reduction in the death benefit will be equal to the amount of the partial surrender. If the death benefit is greater than the Face Amount, (a) the Face Amount will be reduced by the amount (if any) by which the partial surrender amount exceeds the difference between the death benefit and the Face Amount, and (b) the new death benefit will be based on the death benefit factor, Accumulated Value, and Face Amount after the reduction.
The Face Amount remaining in effect after a partial surrender may not be less than the minimum Face Amount as defined on issue in the schedule pages of your Contract. We will not grant any request for a partial surrender that would reduce the Face Amount below this amount.
For a Contract with Option 2 (Variable Death Benefit Option):
A partial surrender will reduce the Accumulated Value, death benefit and the amount of premiums paid. Since the premiums paid are reduced, partial surrenders also affect the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. A partial surrender will not reduce the Face Amount. A partial surrender may have tax consequences. See Taxes.
Surrender
At any time while the Contract is in force and the Insured is living, you may surrender this Contract by sending Notice to our Service Center while the Insured is living. If you surrender your Contract, the surrender will be effective on the day we receive Notice.
Following a surrender, you will receive the Cash Surrender Value from the Contract. As an alternative to receiving the Cash Surrender Value, at any time while the Insured is living (and before Attained Age 100) you may surrender this Contract and elect to apply the Cash Surrender Value as a single premium to purchase Paid-Up Life Insurance on the Insured.
A surrender may result in a Decrease Charge depending on the amount of time since your last Face Amount increase, if applicable.

A surrender will result in a Cash Surrender Value of $0, a Face Amount of $0 and a Death Benefit of $0. Insurance coverage ceases on the effective date of the surrender and the coverage cannot be reinstated.
A surrender of your Contract may have tax consequences. See Taxes.
Postponement of Payments
We typically process any surrender, partial surrender, death benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the Insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial surrender, transfer, loan or on the death of the Insured whenever:
♦
the New York Stock Exchange is closed or trading is otherwise restricted;
♦
the SEC has determined that an emergency exists;
♦
the SEC requires that trading be restricted; or
♦
the SEC, by order, permits such postponement for the protection of Contract Owners.
We may also place a temporary hold on the disbursement of redemption proceeds, in accordance with the terms and conditions of SEC No-Action Relief under the Redemption Requirements of Section 22(e) of the Investment Company Act of 1940.
Except when used to pay premiums due on contracts with us, we also may postpone any transfer from the Fixed Accounts or payment of any portion of the amount payable upon surrender, partial surrender or loan from the Fixed Accounts for not more than six months from the day we receive Notice and, if required, your Contract.
Under applicable anti-money laundering rules and other regulations, certain transactions may be suspended, restricted or cancelled and any proceeds may be withheld.
If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract Owner’s account, and thereby refuse to pay any request for transfers, partial surrenders, surrenders or death benefits. Once restricted, money is held in that account until instructions are received from the appropriate authority.
Loans
While the Insured is living, you may, by giving Notice, obtain a loan from us using your Contract as security for the loan. The maximum available loan amount is an amount such that the total loan or loans will not exceed 90% (in most states) of Accumulated Value less Decrease Charges at the time of the loan request.
For Contract loans, interest will accrue on a daily basis at a maximum annual rate of 5% on the loan balance. On the 10th Contract Anniversary, any Debt that does not exceed 60% of the Accumulated Value will be automatically changed to a preferred loan. On each subsequent Contract Anniversary, we will automatically change to a preferred loan the portion of Debt, if any, that is not a preferred loan and does not increase the sum of preferred loans on this contract to more than 60% of the Accumulated Value on that date. On or after the 10th Contract Year, when you take a new loan we will add the new loan to Debt and then change to a preferred loan the portion of the Debt, if any, that is not a preferred loan and does not increase the sum of preferred loans on this contract to more than 60% of the Accumulated Value on that date. Interest will accrue on a daily basis at a maximum annual rate of 3% on any preferred loan balance. Loans and loan interest must be repaid either during the life of the Insured or from Death Benefits.

When a loan is made, Accumulated Value will be transferred to the Loan Account to secure the loan. Accumulated Value will be transferred from the Subaccounts or Fixed Account according to the ratio that the Accumulated Value in the Subaccounts or Fixed Account bears to the total Accumulated Value less loan and loan interest; or according to any other administrative option you choose and available at the time of the loan. The amount transferred to the Loan Account will continue to be treated as part of the Contract’s Accumulated Value. An interest rate of 3% will be credited to the Loan Account.
While your Contract is in force, you may repay, at any time, all or part of your loan. All loan repayments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks.
Upon your request, we will set up a loan repayment schedule for you. When you repay all or part of a loan, we credit your Loan Account then transfer the repayment from the Loan Account to the Subaccounts and the Fixed Account. Repayments will be allocated according to your premium allocation. Total Accumulated Value does not increase as a result of a loan repayment. The longer the loan is outstanding, the greater the negative impact it will have on Accumulated Value growth.
A loan reduces your Cash Surrender Value, your Death Proceeds and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirement. Depending upon investment performance of the Subaccounts and the amounts borrowed, loans may cause your Contract to lapse. If your Contract lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your Contract’s Death Proceeds, before exercising these privileges.
A loan may have tax consequences. See Taxes.
Lapse and Reinstatement
Lapse
Your Contract will lapse (that is, terminate without value) if:
♦
your monthly deductions are greater than your Cash Surrender Value;
♦
the Death Benefit Guarantee is not in effect; and
♦
payment of the required premium to keep the Contract[le in force is not received within 61 days of the date notification is mailed to you (in most states).If the Contract lapses, a tax may result.
If the Contract lapses, you have the right to reinstate your Contract within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your Contract. Reinstatement within 90 days of lapse and within the same calendar year as the lapse is most beneficial for minimizing any related taxes.
Reinstatement
You may reinstate the Contract any time within three years after it has lapsed (some states may require a longer period to be able to reinstate your Contract). You cannot reinstate a Contract that was surrendered by you. To reinstate your Contract you must provide evidence of insurability that meets our standards and submit the required payment equal to or more than:
♦
the amount to cover the monthly deductions that were not made during the grace period;
♦
an amount to keep this Contract in force for at least two months, based on unit values on the date of reinstatement; and
♦
repayment of any loan amount and loan interest.
The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your Contract will then be reinstated as of the date we approve your application for reinstatement.

We may contest the validity of the reinstated Contract based only upon statements made in the application for reinstatement for two years from the date of reinstatement.
Taxes
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion generally does not address state or local tax consequences associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.
Estate, Gift and Generation-Skipping Transfer Tax Considerations
The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Contract Owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law.
The individual situation of each Contract Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. If this Contract is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift, and generation skipping tax rules.
Tax Status of the Variable Account
We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such charge.
Taxation of the Contract—In General
Tax Status of the Contract
Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Under this section of the Code, a Contract must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Thrivent believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the Accumulated Values under both the Cash Value Accumulation Test and Guideline Premium Test, and premiums under the Guideline Premium Test, that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the Beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made

(or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.
The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the Contract (as defined in the tax law). We expect that the Subaccounts of the Variable Account, through the Portfolios, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.
In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain other IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.
Tax Treatment of Death Proceeds
In general, the amount of the Death Proceeds payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Proceeds being taxable.
If the Death Proceeds are not received in a lump sum and are, instead, applied under certain settlement options (other than settlement option 1), generally payments will be prorated between amounts attributable to the Death Proceeds, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death), which will be includible in the Beneficiary’s income. If the Death Proceeds are applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.
Death Proceeds may be subject to state and/or federal estate and/or inheritance tax. The entire amount of Death Proceeds will be included in the taxable estate of an Insured if the Insured possesses control (referred to as “incidents of ownership”) over the Contract at the time of death or control has not been transferred more than three years prior to death. Many factors determine if an estate is subject to estate and/or inheritance tax such as the size of the taxable estate, timing of death and the applicable state law.
Tax Deferral During Accumulation Period
Under existing provisions of the Code, except as described below, any increase in a Contract’s Accumulated Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. Amounts received (or deemed to be received) from the Contract are treated as ordinary income for tax purposes. If there is a full surrender of the Contract, an amount equal to the excess of the amount received over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.
As discussed below, the taxation of partial surrenders and other amounts deemed to be distributed from the Contract depends, in part, upon whether the Contract is considered a MEC for federal income tax purposes. The status of a Contract as a MEC also may affect whether a 10% penalty tax applies upon a surrender or other distribution, as discussed below.
Taxation of Contracts that Are Not MECs
Tax Treatment of Partial Surrenders from Contracts that Are Not MECs—In General
If the Contract is not a MEC (described below), the amount of any partial surrender from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial surrender from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial surrender.
Tax Treatment of Loans from Contracts that Are Not MECs
If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses or is surrendered when a Contract loan is outstanding, the portion of the Accumulated Value applied to repay the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income. The amount of Debt over and above that secured by Accumulated Value is “excess debt” taxable as “cancellation of indebtedness”.
Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.
Taxation of Contracts that Are MECs
Characterization of a Contract as a MEC
In general, a Contract will be considered a MEC under section 7702A of the Code if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums.
A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period, including where a Contract lapses and is then reinstated more than 90 days later will affect the application of this test. For both material changes and reduction in benefits we will recalculate the applicable limit. The new limit may be higher or lower than the original 7-Pay Limit. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC or would become a MEC as a result of a transaction. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.

Tax Treatment of Partial Surrenders, Loans, Assignments, and Pledges Where a Contract is a MEC
If the Contract is a MEC, partial surrenders from the Contract will be treated first as withdrawals of income and then as a recovery of the investment in the Contract. Thus, partial surrenders will be includible in income to the extent the Accumulated Value exceeds the investment in the Contract. The receipt of any Contract loan, including any accrual of loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.
The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts that Are Not MECs” also generally applies to Contracts which are MECs.
If the Contract Owner assigns or pledges (or agrees to assign or pledge) any portion of the Accumulated Value, such portion will be treated as a withdrawal for tax purposes. If the entire Accumulated Value is assigned or pledged, subsequent increases in the Accumulated Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The Contract Owner’s investment in the Contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.
Penalty Tax
Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 59 1⁄2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her Beneficiary, as defined in the tax law).
Aggregation of Contracts that Are MECs
All life insurance contracts which are treated as MECs and which are purchased by the same person(s) from Thrivent, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). Contracts issued by different companies that subsequently merge are not aggregated. The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.
Contracts Not Owned by Individuals
In the case of life insurance contracts issued to a non-natural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business at the time first covered by the Contract. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.
Section 1035 Exchanges
Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of a life insurance contract for another life insurance contract, endowment contract, annuity contract, or qualified long-term care insurance contract, provided that certain requirements are met. If the Contract is being issued in exchange for another life insurance contract, the requirements that must be met to receive tax-free treatment under Section 1035 of the Code include, but are not limited to: (1) the contracts must have the same insured, and (2) your old contract must be exchanged for the new contract either through an assignment of your old contract to the new insurer or by a direct transfer of the account value of the old contract to the new insurer. If your old contract was a MEC, the new life insurance contract also will be a MEC. You cannot exchange an endowment, annuity, or qualified long-term care insurance contract for a life insurance contract tax-free. If any money or other property is received in the exchange (“boot”) that satisfies the requirements of section 1035 of the Code, gain (but not loss) will be recognized equal to the lesser of the gain realized on the exchange or the amount of the boot received.
Generally, the new contract will have the same investment in the contract as the exchanged contract. However, if boot is received in the exchange the investment in the contract may be adjusted. Special rules and procedures apply to section 1035 exchanges. These rules can be complex, and if you wish to take advantage of section 1035, you should consult a tax and/or legal advisor.
Accelerated Death Benefits
If an Insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Exceptions apply for certain business-related contracts and in certain situations where a Contract has been transferred for value. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.
Amounts paid under the accelerated benefits for terminal illness rider incorporated into this Contract will in most circumstances satisfy this requirement.
Actions to Ensure Compliance with the Tax Law
We believe that the values we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor Contract values and take action as necessary to help assure compliance. We reserve the right to not accept any premiums when the Death Benefit is based on the Table of Factors in your Contract. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.
Other Considerations
Changing the Contract Owner, designating an irrevocable Beneficiary, exchanging the Contract, increasing and decreasing the Face Amount, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. In addition, tax consequences may apply if you sell your Contract. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.
In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an “employer-owned life insurance contract,” are complex, and you should consult with your advisers for guidance as to their application.

Medicare Hospital Insurance Tax
A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of (1) any proceeds distributed from the Contract as annuity payments pursuant to a settlement option prior to the death of the Insured, or (2) the proceeds of any sale or disposition of the Contract. This tax only applies to taxpayers with “modified adjusted gross income” that exceeds certain thresholds. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of full and partial surrenders made under a Contract unless the Contract Owner notifies us in writing, and such Notice is received at the Service Center at or before the time of the full or partial surrender, that he or she elects not to have any amounts withheld. This election out of withholding is not permitted in certain circumstances. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.
Nonresident Aliens and Other Foreign Persons
The discussion above provides general information regarding U.S. federal withholding tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers or Beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions (including taxable Death Benefit Proceeds) from life insurance policies at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents and other foreign persons should consult with a tax advisor regarding federal tax withholding with respect to distributions from a Contract.
FATCA Withholding
If the payee of a distribution (including the Death Benefit) from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the nature of the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.
Distribution of the Contracts
For financial advisors or professionals who are registered representatives of Thrivent Investment Management Inc., the following applies:
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial advisor or professional in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent. Sales of Thrivent insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, your financial advisor or professional may be paid differently depending on the product or service he or she recommends. As a result, your financial advisor or professional in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
From time to time and in accordance with applicable laws and regulations, financial advisors and professionals are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, or other economic benefits. In addition to the commissions or other compensation paid when you purchase or invest in a product or account, your financial advisor or professional may also be paid additional compensation based on factors including the total volume of product sales, length of time that you continue to pay premiums or keep assets invested in the products sold.
Compensation consists of commissions, bonuses and promotional incentives. Increases in coverage pay at a first-year commission rate of 0% to 92% of commissionable premiums paid into the Contract. Your financial advisor or professional also receives a premium based trail compensation ranging from 0% to 7.448% annually.
Your financial advisor or professional may receive asset-based compensation in the amount of 0% to 0.312% of the Accumulated Value, if eligible. If you elect a settlement option, we pay commissions to the financial advisor or professional ranging from 0% to 1.08% of the premium applied to the settlement option, if eligible.
Financial advisors and professionals are eligible to be paid back a portion of what they spent on marketing their financial services to the public.
For financial advisors or professionals who are registered representatives of Selling Firms, the following applies: We and the principal underwriter of the Contracts have entered, and may enter, into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). The financial advisor or professional in a transaction through a Selling Firm is a registered representative of the Selling Firm, and an appointed insurance producer of Thrivent Financial. The following paragraphs describe how payments are made by us to unaffiliated Selling Firms.
The terms of any agreement governing compensation may vary among Selling Firms. The prospect of receiving, or the receipt of, compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the Contracts over other variable contracts (or other investments) with respect to which the Selling Firms do not receive compensation or receive lower compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.
The maximum commission we pay to Selling Firms is up to 100% of first year commissionable premiums, plus up to 0.10% of a Contract’s Accumulated Value annually and up to 3% of paid premiums.
The registered representative typically receives a portion of the compensation we pay to the Selling Firm, based on the agreement between the Selling Firm and its registered representative. You may ask registered representatives how they will be personally compensated. The compensation described above is not charged directly to you or your Contract.
The compensation is paid from our resources, which include fees and charges imposed on your Contract.
Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.
Financial Statements

The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableLife03 or you can request a copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

Special Terms
Accumulated Value	The total value of the Contract. Accumulated Value equals the sum of the Subaccounts, the Fixed Account, and the Loan Account.
Accumulation Unit	A unit of measure used to calculate the Accumulated Value in each Subaccount of the Variable Account.
Accumulation Unit Value	On any Valuation Date, the value of the Accumulation Unit of each Subaccount of the Variable Account.
Additional Benefits	Benefits provided by riders, if any, attached to the Contract.
Attained Age	Attained Age on any day is the Insured’s age on the Contract Anniversary on or immediately prior to that day.
Beneficiary	The person(s) named by the Contract Owner to receive the Death Proceeds under the Contract. A Beneficiary need not be a natural person.
Cash Surrender Value	The Accumulated Value of the Contract less any applicable Decrease Charges and outstanding loan balances and any deferred monthly deductions.
Contract
The flexible premium variable life insurance Contract offered by us,
(Thrivent) and described in this prospectus. The Contract consists of the
Contract, any additional riders or benefits, amendments, endorsements, the application and our Articles of Incorporation and Bylaws.

Contract Anniversary	The same day and month in each succeeding year as the Date of Issue.
Contract Date	The later of the Date of Issue or the date we receive in Good Order the first premium payment at our Service Center.
Contract Year	The 12-month period following the Date of Issue or a Contract Anniversary. The Contract Year is always based upon the time elapsed since the Date of Issue.
Date of Issue
The date when we issue the Contract. This date will be specified in the
Contract and may be different from the Contract Date. The Date of Issue is the date as of which we begin to apply deductions from your Accumulated
Value.

Death Benefit	The amount of the benefit that provides the basis for the Death Proceeds calculation. The Death Benefit on any day depends on the Death Benefit Option in effect on that day.
Death Benefit Guarantee
A Contract provision that guarantees that insurance coverage will not lapse if your Cash Surrender Value is not adequate to cover the current monthly deductions as long as premium requirements are met and the guarantee is in effect.

Death Benefit Guarantee Premium
The minimum monthly premium required to keep the Death Benefit
Guarantee(s) in effect. Different combinations of age, sex, risk class, Face
Amount, Death Benefit Option and additional benefits will result in different
Death Benefit Guarantee Premiums.

Death Benefit Option	Either of the two methods used to determine the Death Benefit.
Death Proceeds	The amount paid upon the death of the Insured.
Decrease Charge
A Decrease Charge compensates us for expenses associated with underwriting, issuing and distributing the Contract. The charge will apply if you increase the Face Amount and then within 10 years of that increase you decrease the Face Amount or take a partial surrender that results in a
decrease in Face Amount.   We calculate the amount of the Decrease
Charge at the time of the reduction in Face Amount or surrender.   The
charge is based on the amount of the increase that is being decreased.
We do not deduct this amount until the next Monthly Anniversary or upon surrender or lapse, if earlier.

Debt	All unpaid contract loans plus accrued interest.
Dollar Cost Averaging	An elective program that systematically moves dollars from the Money Market Subaccount.

Face Amount	The amount of life insurance for which we issued the Contract. The Face Amount of your Contract may change, as described in your Contract.
Fixed Account	A cash value accumulation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount.
Fund	Thrivent Series Fund, Inc., the mutual fund that consists of several Portfolios that underlie Subaccounts of the Variable Account.
General Account	The General Account includes all assets we own that are not in the Variable Account or any other separate account.
Good Order	Any request that is submitted with any and all required forms, information, authorization, and funds, received at our Service Center in Appleton, Wisconsin.
Insured	The person on whose life the Contract is issued.
Issue Age	The age of the Insured as of his or her last birthday on the Date of Issue.
Level Death Benefit	This Death Benefit Option generally remains level but could vary in limited situations. It is also called Option 1 in your Contract.
Loan Account
If there is a loan against the Contract, we set up a Loan Account for you.
The Loan Account is equal to the amount transferred from any Subaccount, or the Fixed Account to secure the loan plus any interest credited.

MEC Contract Year
The 12-month period following the Date of Issue or a Contract Anniversary unless there has been a material change under IRC Section 7702A. A material change of the Contract (as defined in the tax law) results in a MEC
Contract Year based upon the date of the material change. If there has been more than one material change, the most recent material change will determine the current MEC Contract Year.

Net Premium	The amount invested in the Contract after a 5% charge is taken for sales expenses. The percent of premium charge may not be deducted in certain situations.
Notice
A written request or notice signed by the Contract Owner, received in Good
Order by us at our Service Center and satisfactory in form and content to
us. While your Contract refers to written notice, administratively Notice may meet this requirement.

Owner	A person or entity who owns the Contract.
Paid-Up Life Insurance
A new whole life insurance contract with a reduced death benefit determined based on the Cash Surrender Value applied as a single premium to purchase the coverage. No further premiums will be required to support the new, lower amount of coverage.

Portfolio	A portfolio of Thrivent Series Fund, Inc. which is the underlying investment of a corresponding Subaccount which you may select for your Contract.
Percent of Premium Charge	5% of each premium.
Selling Firm
Unaffiliated broker-dealers with whom we have entered into agreements to service the Contracts. The financial advisor or professional in a transaction through a Selling Firm is a registered representative of the Selling Firm, and an appointed insurance producer of Thrivent Financial.

Service Center	Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001 or such other address as we may designate. Telephone: (800) 847-4836. Email: mail@thrivent.com.
Subaccount	Your available investment options within the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Table of Factors	The table found in your Contract and used to help qualify your Contract as a life insurance contract under federal tax law.
Thrivent	Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the State of Wisconsin, owned by and operated for its members. Thrivent is the issuer of the Contract.

Valuation Date	Any day upon which the New York Stock Exchange is open for regular trading.
Valuation Period	The period from the end of one Valuation Date to the end of the next Valuation Date.
Variable Account	Thrivent Variable Life Account I, which is a separate account of Thrivent.
Variable Death Benefit Option	This Death Benefit Option will vary over time, corresponding with the Accumulated Value. It is also called Option 2 in your Contract.
we, us, our	Thrivent.
you, your	The Owner(s) of the Contract.

Appendix: Portfolios Available Under the Contract
The following is a list of Portfolios that correspond to subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/VariableLife03. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
INVESTMENT TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/23)
			1 YEAR	5 YEAR	10 YEAR
Allocation - 85%+ Equity	Thrivent Aggressive Allocation Portfolio	0.77%[1]	19.31%	11.56%	8.61%
Large Growth	Thrivent All Cap Portfolio	0.68%	22.13%	14.75%	10.10%
Allocation - 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.66%	12.46%	6.86%	5.32%
Allocation - 15% to 30% Equity	Thrivent Diversified Income Plus Portfolio	0.49%	10.20%	4.73%	4.13%
Diversified Emerging Mkts	Thrivent Emerging Markets Equity Portfolio	1.15%[1]	9.13%	3.32%	1.88%
Large Blend	Thrivent ESG Index Portfolio	0.36%[1]	28.19%	N/A4	N/A4
Global Large-Stock Blend	Thrivent Global Stock Portfolio	0.63%	22.03%	11.08%	7.95%
Intermediate Government	Thrivent Government Bond Portfolio	0.46%	4.37%	0.90%	1.63%
Health	Thrivent Healthcare Portfolio	0.85%[1]	4.15%	10.65%	8.88%
High Yield Bond	Thrivent High Yield Portfolio	0.47%	11.83%	4.25%	3.66%
Corporate Bond	Thrivent Income Portfolio	0.44%	9.29%	3.04%	3.09%
Foreign Large Blend	Thrivent International Allocation Portfolio	0.75%	18.11%	6.70%	3.47%
Foreign Large Blend	Thrivent International Index Portfolio	0.42%	17.76%	N/A4	N/A4
Large Growth	Thrivent Large Cap Growth Portfolio	0.43%	47.07%	17.99%	13.82%
Large Blend	Thrivent Large Cap Index Portfolio	0.23%	26.01%	15.42%	11.74%
Large Value	Thrivent Large Cap Value Portfolio	0.63%	12.87%	13.04%	9.37%
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.45%	6.38%	2.17%	1.97%
Global Large-Stock Blend	Thrivent Low Volatility Equity Portfolio[5]	0.90%[1]	8.06%	7.58%	N/A2
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.85%[1]	17.12%	N/A4	N/A4
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	16.19%	12.36%	8.98%

INVESTMENT TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/23)
			1 YEAR	5 YEAR	10 YEAR
Mid-Cap Blend	Thrivent Mid Cap Stock Portfolio	0.66%	14.19%	13.12%	10.96%
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.89%[1]	13.31%	N/A4	N/A4
Allocation - 50% to 70% Equity	Thrivent Moderate Allocation Portfolio	0.64%[1]	16.18%	8.15%	6.24%
Allocation - 70% to 85% Equity	Thrivent Moderately Aggressive Allocation Portfolio	0.71%[1]	17.60%	9.56%	7.25%
Allocation - 30% to 50% Equity	Thrivent Moderately Conservative Allocation Portfolio	0.61%[1]	12.09%	5.42%	4.48%
Money Market - Taxable	Thrivent Money Market Portfolio	0.31%	4.88%	1.66%	1.02%
Multisector Bond	Thrivent Multidimensional Income Portfolio[6]	0.98%[1]	8.36%	3.88%	N/A2
Multisector Bond	Thrivent Opportunity Income Plus Portfolio	0.70%	8.93%	2.37%	2.51%
Real Estate	Thrivent Real Estate Securities Portfolio	0.87%	10.14%	7.12%	7.41%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94%[1]	9.86%	13.60%	N/A3
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	15.79%	10.78%	8.41%
Small Blend	Thrivent Small Cap Stock Portfolio	0.70%	12.62%	14.55%	10.63%
1Current expenses reflect temporary fee reductions.
2The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/28/2017 and does not have annual returns for the period shown.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the period shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the period shown.
5The Thrivent Low Volatility Equity Portfolio will merge into the Thrivent Global Stock Portfolio on or about July 26, 2024. The Low Volatility Equity subaccount will be closed to new money if you don't already have funds in this subaccount at the end of the day on April 30, 2024. If you already have money in this subaccount, you may continue to invest until the merger has been completed.
6The Thrivent Multidimensional Income Portfolio will merge into the Thrivent Opportunity Income Plus Portfolio on or about July 26, 2024. The Multidimensional Income subaccount will be closed to new money if you do not already have funds in this subaccount at the end of the day on April 30, 2024. If you already have money in this subaccount, you may continue to invest until the merger has been completed.

The Statement of Additional Information (SAI) dated April 30, 2024 contains more information about the Contract and Variable Account. The SAI has been filed with the SEC and is incorporated by reference into the prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableLife03. For a paper copy of the SAI, to request other information about the Contract, and to make other inquiries, you may call our Service Center at 1-800-847-4836 or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or FINRA’s Broker Check for more information about our financial advisors.
Contract Form V-VQ-VUL(03) and state variations.
EDGAR Contract No. C000007342 21232PR R4-24

THRIVENT VARIABLE LIFE ACCOUNT I
Statement of Additional Information
Dated April 30, 2024
Flexible Premium Individual Variable Adjustable Life Insurance Contract
Offered By:
THRIVENT FINANCIAL FOR LUTHERANS
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (SAI) contains additional information about the Registrant. The SAI has been filed with the SEC and is incorporated by reference into the prospectus.  This SAI is not a prospectus and should be read together with the prospectus for the Contract dated April 30, 2024. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableLife03. Alternatively, you can request a copy of the SAI, request other information about the Contract or make investor inquiries by calling our Service Center at 1-800-847-4836, or by sending an email to request to mail@thrivent.com.
1

GENERAL INFORMATION AND HISTORY
Depositor
Thrivent, a fraternal benefit society owned by and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent began operating by its current name on or about May 21, 2002.
Registrant
Thrivent Variable Life Account I (the “Variable Account”) is a separate account of ours, which was established on May 8, 1997 and the first investment was made on March 31, 1998. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
2

SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
PREMIUMS
Administrative Procedures
If mandated under applicable law, we may be required to reject an initial premium.
Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:
(1)
to accept certain premiums;
(2)
to refund premiums;
(3)
to refund the earnings on premiums;
(4)
to refund any necessary accumulated value; and
(5)
to increase death benefit.
Automatic Premium Loans
The Contract does not provide for automatic premium loans.
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
Incidental Benefits
We offer Additional Benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added, if available, or cancelled at any time. The prospectus provides a detailed discussion regarding Additional Benefits.
Surrender and Withdrawal
The prospectus provides a detailed discussion regarding Surrenders and withdrawals (referred to as Partial Surrenders and Loans in the Contract).
Material Contracts Relating to the Registrant
There are no material contracts relating to the operation or administration of the Variable Account not already disclosed.
3

PRINCIPAL UNDERWRITER
Identification
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402 is an indirect subsidiary of Thrivent and a registered broker-dealer. Thrivent Investment Management Inc. is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial representatives of Thrivent Investment Management Inc. Thrivent Investment Management Inc. is a member of the Financial Industry Regulatory Authority (FINRA), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent. Thrivent Investment Management Inc.’s fiscal year operates on a calendar year basis.
Offering and Commissions
The Contract is no longer being sold, however, additional premium payments and coverage increases are allowed pursuant to Contract terms. Offerings of units issued under the terms of the Contracts are continuous.
The prospectus provides a detailed discussion regarding the determination of commissions and other compensation paid to financial representatives.
Thrivent paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.
2021	2022	2023
$456,864	$416,566	$308,768
ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
We charge a sales load, referred to as “Percent of Premium Charge” in the Contract, of 5% on each premium.
Special Purchase Plans
We currently do not have any programs such as group discounts that would result in a variation in, or elimination of, any applicable charges. In some situations, certain charges may be waived.
Underwriting Procedures
We require proof of insurability, which may include a medical examination. We offer people who do not use nicotine products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.
4

Increases in Face Amount
Subject to our underwriting guidelines and policies, the Contract Owner has the right to increase the Face Amount at any time before the Insured’s 80th birthday. Increases in Face Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.
A new set of Decrease Charges will also apply to each increase in the Face Amount. The Decrease Charge applies to decreases in Face Amount during the first 10 years following an increase in Face Amount. The Decrease Charge remains level during the first five years following an increase in Face Amount, and then decreases each Contract Year to zero after the 10th year following an increase in Face Amount. Decrease Charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in Face Amount, risk class and duration of the Contract. We will subtract the decrease first from any previous increases in the Face Amount, starting with the most recent, then as needed from the original Face Amount.
LAPSE AND REINSTATEMENT
The prospectus provides a detailed discussion regarding lapse and reinstatement provisions of the Contract.
LOANS
The prospectus provides a detailed discussion regarding loans.
5

STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
6

MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
7

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements of Thrivent Financial for Lutherans as of December 31, 2023 and December 31, 2022 and for each of the three years in the period ended December 31, 2023 and the financial statements of each of the subaccounts of Thrivent Variable Life Account I as of December 31, 2023 and for the year then ended and the statement of changes in net assets for each of the two years in the period ended December 31, 2023 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
8

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
Opinions
We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (the “Company” ), which comprise the statutory-basis statements of assets, liabilities and surplus as of December 31, 2023 and 2022, and the related statutory-basis statements of operations, surplus, and of cash flow for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Report of Independent Auditors, continued
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 15, 2024

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2023 and 2022
(in millions)
	2023	2022
Admitted Assets
Bonds	$50,554	$50,056
Stocks	1,323	1,836
Mortgage loans	10,869	10,697
Real estate	41	43
Cash, cash equivalents and short-term investments	2,008	1,188
Contract loans	1,064	1,047
Receivables for securities	85	29
Limited partnerships	9,694	8,800
Other invested assets	822	290
Total cash and invested assets	76,460	73,986
Accrued investment income	742	489
Due premiums and considerations	124	122
Other assets	51	50
Separate account assets	36,144	33,288
Total Admitted Assets	$113,521	$107,935
Liabilities
Aggregate reserves for life, annuity and health contracts	$52,425	$50,824
Deposit liabilities	5,549	4,626
Contract claims	509	522
Member dividends payable	420	375
Interest maintenance reserve	316	454
Asset valuation reserve	2,787	2,653
Borrowed money	—	903
Transfers due to/(from) separate accounts, net	(564)	(526)
Payable for securities	185	160
Securities lending obligation	644	291
Other liabilities	921	677
Separate account liabilities	36,042	33,208
Total Liabilities	$99,234	$94,167
Surplus
Unassigned funds	$14,264	$13,737
Other surplus	23	31
Total Surplus	$14,287	$13,768
Total Liabilities and Surplus	$113,521	$107,935
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2023, 2022 and 2021
(in millions)
	2023	2022	2021
Revenues
Premiums	$5,520	$5,033	$5,182
Considerations for supplementary contracts with life contingencies	230	83	94
Net investment income	3,233	3,410	4,098
Separate account fees	739	758	832
Amortization of interest maintenance reserve	88	91	103
Other revenues	68	71	37
Total Revenues	$9,878	$9,446	$10,346
Benefits and Expenses
Death benefits	$1,289	$1,338	$1,373
Surrender benefits	4,472	3,634	3,650
Change in reserves	1,640	849	228
Other benefits	2,237	1,925	1,989
Total benefits	9,638	7,746	7,240
Commissions	280	275	305
General insurance expenses	950	822	821
Fraternal benefits and expenses	169	166	236
Transfers due to/(from) separate accounts, net	(2,153)	(1,018)	(812)
Total expenses and net transfers	(754)	245	550
Total Benefits and Expenses	$8,884	$7,991	$7,790
Gain from Operations before Dividends and Capital Gains and Losses	$994	$1,455	$2,556
Member dividends	419	375	292
Gain from Operations before Capital Gains and Losses	$575	$1,080	$2,264
Realized capital gains and (losses), net	(62)	69	298
Net Income	$513	$1,149	$2,562
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2023, 2022 and 2021
(in millions)
	2023	2022	2021
Surplus, Beginning of Year	$13,768	$13,695	$10,699
Prior year adjustment	40	11	—
Adjusted Balance – Beginning of Year	$13,808	$13,706	$10,699
Net income	513	1,149	2,562
Change in unrealized investment gains and losses	(20)	(758)	722
Change in non-admitted assets	32	(63)	(25)
Change in asset valuation reserve	(134)	(269)	(413)
Change in surplus of separate account	22	(18)	(2)
Deferred gain on Medicare supplement reinsurance	(8)	31	—
Pension liability adjustment	74	(10)	152
Surplus, End of Year	$14,287	$13,768	$13,695
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2023, 2022 and 2021
(in millions)
	2023	2022	2021
Cash from Operations
Premiums	$5,743	$5,104	$5,269
Net investment income	2,672	2,501	2,536
Other revenues	807	829	869
	9,222	8,434	8,674
Benefit and loss-related payments	(8,010)	(6,940)	(7,047)
Transfers (to)/from separate account, net	2,115	1,129	752
Commissions and expenses	(1,383)	(1,287)	(1,355)
Member dividends	(376)	(292)	(286)
Other	3	5	(9)
Net Cash from Operations	$1,571	$1,049	$729
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$6,723	$7,293	$12,421
Stocks	1,158	1,172	1,404
Mortgage loans	661	827	1,038
Limited partnerships	821	1,239	2,156
Other	449	112	135
	9,812	10,643	17,154
Cost of investments acquired or originated:
Bonds	(7,328)	(9,676)	(14,827)
Stocks	(631)	(1,226)	(1,062)
Mortgage loans	(812)	(1,253)	(1,664)
Limited partnerships	(1,787)	(1,666)	(1,985)
Other	(393)	(60)	(10)
	(10,951)	(13,881)	(19,548)
Transactions under mortgage dollar roll program, net	(67)	742	1,758
Change in net amounts due (to)/from broker	(55)	(678)	(1,784)
Change in collateral held for securities lending	352	(46)	72
Change in contract loans	(17)	16	56
Net Cash from Investments	$(926)	$(3,204)	$(2,292)
Cash from Financing and Miscellaneous Sources
Borrowed money	$—	$900	$—
Net deposits (payments) on deposit-type contracts	23	107	325
Other	152	41	72
Net Cash from Financing and Miscellaneous Sources	$175	$1,048	$397
Net Change in Cash, Cash Equivalents and Short-Term Investments	$820	$(1,107)	$(1,166)
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$1,188	$2,295	$3,461
Cash, Cash Equivalents and Short-Term Investments, End of Year	$2,008	$1,188	$2,295
Supplemental disclosures for non-cash transactions not included above
Refinanced mortgage loans and mutual fund mortgage transfers	$74	$136	$141
Transferred collateral on collateralized fund obligation	$739	$—	$—
FHLB conversion from borrowed money to funding agreements	$900	$—	$—
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2023, 2022 and 2021
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Thrivent has no prescribed or permitted practices.
The State of Wisconsin Office of the Commissioner of Insurance recognizes only SAP for determining and reporting the financial condition and results of operations of a fraternal benefit society in order to determine its solvency under Wisconsin’s Insurance Laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Wisconsin. NAIC SAP is comprised of the Preamble, the Statements of Statutory Accounting Principles (“SSAP”), and Appendices.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by NAIC guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned. Bond exchange traded funds (“ETFs”) on the Securities Valuation Office (“SVO”) Identified Funds list are stated using the fair value measurement method.
Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent had $159 million and $92 million in the mortgage dollar roll program as of December 31, 2023 and 2022, respectively.
Stocks: Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries are carried at the stock’s equity basis. Investments in mutual funds are carried at net asset value (“NAV”). Preferred stocks are carried at market value or amortized cost depending on the preferred stock's convertible characteristics and NAIC subgroup. Issues rated not in good standing are reported at lower of amortized cost or fair market value. Redeemable preferred stocks are reported at amortized costs unless they have an NAIC designation of 4, 5, or 6 which are reported at the lower of

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

amortized cost or fair value. Perpetual preferred stocks are reported at fair value, not to exceed the current call price for the stock.
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.
Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships which are valued using the market or income comparable approach. For distributions received, income is recognized to the extent they do not exceed undistributed earnings. Distributions received in excess of undistributed earnings are recorded as a return of capital.
Other Invested Assets: Other invested assets include residual tranches, non-collateral loans, derivative instruments, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value or the underlying audited equity of the investee. Non-collateral loans are carried at amortized cost. Derivatives are primarily carried at fair value. Surplus notes are carried at amortized cost.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly rated securities which are included in bonds and cash, cash equivalents and short-term investments. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.
Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, ETFs, limited partnerships and other invested assets and are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s investments are periodically reviewed, and those securities are evaluated where the current fair value is less than amortized cost for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on fixed income securities sold prior to maturity are transferred to the interest maintenance reserve (“IMR”).
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant inputs that are unobservable.
Separate Accounts
Separate account assets and liabilities represent funds that are separately administered for variable annuity and variable life contracts, for which the contractholder, rather than Thrivent bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees and are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices and include the value of seed money. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued on or after January 1, 2020, are calculated using the Principles-Based Reserve (PBR) approach described in VM-20. The reserve held is the greatest of two model-based reserve calculations and a formulaic calculation called the Net Premium Reserve (“NPR”).
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities with guaranteed death and living benefits, regardless of issue date, are computed on an aggregate basis using the requirements specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits. This approach uses the greatest of two stochastic modeling approaches (company prudent assumptions or industry prescribed assumptions) but is never less than the cash surrender value floor.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts, as well as funding agreements issued to the Federal Home Loan Bank of Chicago (“FHLB”), that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.
Contract Claims
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.
Interest Maintenance Reserve
Thrivent is required by the NAIC to maintain an IMR which is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Borrowed Money
Borrowed money represents advances from Federal Home Loan Bank. The liability is primarily carried at an amount equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are recognized pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal charter. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral, fraternal, patriotic or religious purposes for the benefit of members and the public and are supported through a variety of lodge programs and services.
Dividends to Members
The majority of Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. Dividends are not currently being paid on most health insurance nor annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.
Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded. Thrivent may pay income taxes on certain unrelated business activity.
Basis of Presentation
The accompanying statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles (“GAAP”).

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks: For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks: For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Limited Partnerships: For GAAP purposes, the equity method reports the change in the equity value of the limited partnerships through earnings as a component of net investment income.
Acquisition Costs: For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities: For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets: For GAAP purposes, certain assets, primarily furniture, equipment, receivables over 90 days old, values of certain entities and equity-method investments where audits are not performed, overfunded plan assets on qualified benefit plans and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve: For GAAP purposes, an IMR is not maintained.
Asset Valuation Reserve: For GAAP purposes, an AVR is not maintained.
Premiums and Withdrawals: For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.
Consolidation: For GAAP purposes, subsidiaries are consolidated into the results of their parent. Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2023 and 2022 and for the three years in the period ended December 31, 2023, have not been quantified but are presumed to be material.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

New Accounting Guidance
In 2023, Thrivent adopted modifications to SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies), SSAP No. 32R (Preferred Stock) and SSAP No. 30R (Common Stock). The key revisions clarify that in-substance residual tranches or interests should focus on the substance of the investment rather than the form and be reported as Other Invested Assets. The guidance is effective beginning December 31, 2023 and did not have a material impact on Thrivent’s financial statements.
In 2023, Thrivent adopted modifications to SSAP No. 34 (Investment Income Due and Accrued). The key revisions include adding new disclosures for Aggregate Deferred Interest and Paid-In-Kind (PIK) interest. The guidance is effective beginning December 31, 2023 and did not have a material impact on Thrivent’s financial statements.
In 2022, Thrivent adopted modifications to SSAP No. 43R (Loan-Backed and Structured Securities). The key revisions clarify that residual tranches or interests shall be reported on Schedule BA - Other Long-Term Investments and valued at the lower of amortized cost or fair value. The guidance is effective beginning December 31, 2022 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted modifications to SSAP No. 32R (Preferred Stock). The key revisions include adding preferred stock definitions and adopting GAAP guidance for classifying preferred stock as redeemable or perpetual and revising the measurement guidance to provide consistent measurement based on the type of preferred stock held and the terms of the preferred stock. Additional disclosure was added in Note 1, Note 2 and Note 8. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted modifications to SSAP No. 26R (Bonds). The revisions clarify that perpetual bonds with an effective call option are recorded at amortized cost using the yield-to-worst concept with all other perpetual bonds recorded at fair value. Additional disclosure was added to Note 1. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted changes to SSAP No. 92 (Postretirement Plans Other Than Pensions) and SSAP No. 102 (Pensions). The guidance requires explanation for significant gains and losses related to changes in the benefit obligation for the period. Additional disclosure was added to Note 9. This guidance did not have a material impact on Thrivent’s financial statements.
Prior Year Adjustment
During 2023, Thrivent identified an adjustment impacting the beginning of year surplus balance related to deferred annuity contracts. As a result, reserves were decreased and surplus was increased by $40 million. During 2022, Thrivent identified adjustments impacting the beginning of year surplus balance. The pension plan was in an overfunded position of $72 million which should have been reported as a non-admitted asset. A reserve related to universal life contracts with secondary guarantees was overstated by $27 million. An incurred but not reported liability related to universal life disability waivers on a closed block of business was overstated by $14 million. The investment income due and accrued on certain affiliated bonds was recorded incorrectly and understated by $42 million. Thrivent reported an increase to opening surplus of $40 million and $11 million in 2023 and 2022, respectively.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 15, 2024, the date the statutory-basis financial statements were available to be issued. Effective February 15, 2024, Thrivent’s Board of Directors approved an increase to the maximum borrowing capacity for the FHLB to $6 billion. There were no other subsequent events or transactions which required recognition or disclosure.
2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2023
U.S. government and agency securities	$1,536	$17	$(116)	$1,437
U.S. state and political subdivision securities	97	15	(1)	111
Securities issued by foreign governments	74	—	(4)	70
Corporate debt securities	39,209	644	(2,767)	37,086
Residential mortgage-backed securities	3,979	9	(447)	3,541
Commercial mortgage-backed securities	1,916	5	(160)	1,761
Collateralized debt obligations	2	8	—	10
Other debt obligations	1,521	2	(22)	1,501
Affiliated bonds	2,220	98	(124)	2,194
Total bonds	$50,554	$798	$(3,641)	$47,711
December 31, 2022
U.S. government and agency securities	$1,599	$4	$(129)	$1,474
U.S. state and political subdivision securities	97	13	(1)	109
Securities issued by foreign governments	83	—	(6)	77
Corporate debt securities	38,909	348	(3,824)	35,433
Residential mortgage-backed securities	4,046	3	(519)	3,530
Commercial mortgage-backed securities	1,978	1	(196)	1,783
Collateralized debt obligations	2	10	—	12
Other debt obligations	1,276	—	(48)	1,228
Affiliated bonds	2,066	—	(131)	1,935
Total bonds	$50,056	$379	$(4,854)	$45,581
The admitted value of corporate debt securities issued in foreign currencies was $773 million and $547 million as of December 31, 2023 and 2022, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	Admitted Value	Fair Value
December 31, 2023
Due in 1 year or less	$3,347	$3,332
Due after 1 year through 5 years	13,144	12,833
Due after 5 years through 10 years	13,321	12,458
Due after 10 years through 20 years	8,574	8,314
Due after 20 years	13,674	12,280
Total	$52,060	$49,217
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2023
U.S. government and agency securities	7	$262	$(3)	31	$791	$(112)
U.S. state and political subdivision securities	—	—	—	2	12	(1)
Securities issued by foreign governments	—	—	—	9	70	(4)
Corporate debt securities	209	1,362	(60)	3,428	26,246	(2,707)
Residential mortgage-backed securities	10	151	(1)	267	3,064	(446)
Commercial mortgage-backed securities	6	52	(2)	180	1,565	(158)
Other debt obligations	21	121	—	150	690	(22)
Affiliated bonds	1	1,170	(56)	1	557	(69)
Total bonds	254	$3,118	$(122)	4,068	$32,995	$(3,519)
December 31, 2022
U.S. government and agency securities	40	$1,039	$(108)	3	$120	$(21)
U.S. state and political subdivision securities	2	12	(2)	—	—	—
Securities issued by foreign governments	9	69	(6)	—	—	—
Corporate debt securities	3,710	27,546	(2,995)	433	2,885	(829)
Residential mortgage-backed securities	258	2,104	(211)	49	1,336	(307)
Commercial mortgage-backed securities	178	1,530	(147)	25	216	(49)
Other debt obligations	125	527	(19)	88	406	(29)
Affiliated bonds	2	1,513	(131)	—	—	—
Total bonds	4,324	$34,340	$(3,619)	598	$4,963	$(1,235)
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2023	2022
Unaffiliated Preferred Stocks:
Cost	$382	$463
Gross unrealized gains	6	7
Gross unrealized losses	(35)	(32)
Fair value	$353	$438
Statement value	$365	$461
Unaffiliated Common Stocks:
Cost	$467	$753
Gross unrealized gains	111	126
Gross unrealized losses	(11)	(58)
Fair value/statement value	$567	$821
Affiliated Common Stocks:
Cost	$321	$345
Gross unrealized gains	35	27
Gross unrealized losses	(97)	(62)
Fair value/statement value	$259	$310
Affiliated Mutual Funds and ETFs:
Cost	$118	$259
Gross unrealized gains	15	4
Gross unrealized losses	(1)	(19)
Fair value/statement value	$132	$244
Total statement value	$1,323	$1,836
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $10.9 billion and $10.7 billion for the years ended December 31, 2023 and 2022. There was no allowance for credit losses as of December 31, 2023 or 2022.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2023	2022
In good standing	$10,848	$10,676
Restructured loans, in good standing	21	20
Delinquent	—	1
In process of foreclosure	—	—
Total mortgage loans	$10,869	$10,697

	2023	2022
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	0.2%	0.6%
Total principal	$1	$23
Number of loans	1	27
Interest Rates for Loans Issued During the Year:
Maximum	7.3%	6.4%
Minimum	4.4%	2.5%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	82%	63%
The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2023	2022
Current	$10,851	$10,695
30 – 59 days past due	18	1
60 – 89 days past due	—	—
90 – 179 days past due	—	1
180+ days past due	—	—
Total mortgage loans	$10,869	$10,697
90 – 179 Days Past Due and Accruing Interest:
Investment	$—	$1
Interest accrued	—	—
180+ Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2023	2022
Geographic Region:
Pacific	30%	31%
South Atlantic	19	19
East North Central	7	8
West North Central	8	9
Mountain	7	7
Mid-Atlantic	12	11
West South Central	12	10
Other	5	5
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2023	2022
Property Type:
Industrial	26%	25%
Retail	16	17
Office	13	14
Church	8	8
Apartments	30	29
Other	7	7
Total	100%	100%
Impaired loans
A loan is determined to be impaired when it is considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. For the years ended December 31, 2023 and 2022, Thrivent held impaired loans with carrying values of $39 million and $22 million, and unpaid principal balances of $47 million and $22 million for which there was no related allowance for credit losses recorded, respectively.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans that are delinquent are recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was $8 million for the year ended December 31, 2023, and less than $1 million for both years ended December 31, 2022 and 2021. The average recorded investment in impaired mortgage loans was $10 million

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

and $7 million for the years ended December 31, 2023 and 2022, respectively. Interest income recognized on impaired mortgage loans was $2 million for the year ended December 31, 2023, and less than $1 million for both years ended December 31, 2022 and 2021.
In certain circumstances, Thrivent may restructure the terms of a troubled loan to maximize the collection of amounts due. During both years ended December 31, 2023 and 2022, Thrivent restructured two loans with a carrying value of $2 million.
For the years ended December 31, 2023 and 2022, Thrivent held eight mortgage loans with a carrying value of $21 million and seven loans with a carrying value of $20 million, where loan restructures had occurred and the loans were in good standing, respectively. For the year ended December 31, 2023, the eight restructured mortgage loans had no payment defaults after modifications. For the year ended December 31, 2022, there was one restructured mortgage loan with a payment default greater than 90 days with a carrying value of $1 million.
During the years ended December 31, 2023 and 2022, there were no mortgage loans that were derecognized as a result of foreclosure.
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2023	2022
Home office properties	$141	$141
Held-for-sale	—	—
Total before accumulated depreciation	141	141
Accumulated depreciation	(100)	(98)
Total real estate	$41	$43
In February 2021, Thrivent sold a newly constructed corporate home office property that was completed in 2020 for a cash payment of $128 million. Thrivent entered into an agreement with the purchaser to lease the property for 20 years. An $11 million realized capital gain was recognized on the sale of the property in 2021.
In November 2022, Thrivent sold a corporate office property for a cash payment of $4 million. A realized capital gain of less than $1 million was recognized on the sale of the property in 2022.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gains/(Losses)
As of and for the year ended December 31, 2023
Assets:
Call spread options	$161	$1,091	$(13)
Futures	—	299	(172)
Foreign currency swaps	51	726	10
Interest rate swaps	—	—	—
Covered written call options	—	—	—
Total assets	$212	$2,116	$(175)
Liabilities:
Call spread options	$(110)	$1,144	$18
Futures	—	1,063	—
Foreign currency swaps	(9)	84	1
Covered written call options	—	—	—
Total liabilities	$(119)	$2,291	$19
As of and for the year ended December 31, 2022
Assets:
Call spread options	$48	$936	$(28)
Futures	—	234	11
Foreign currency swaps	77	750	11
Interest rate swaps	—	—	(2)
Covered written call options	—	—	—
Total assets	$125	$1,920	$(8)
Liabilities:
Call spread options	$(32)	$961	$17
Futures	—	1,424	—
Foreign currency swaps	(1)	65	1
Covered written call options	—	—	6
Total liabilities	$(33)	$2,450	$24
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2023, 2022 and 2021, zero, $4 million and $16 million, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.
Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized capital gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2023	2022
Loaned Securities:
Carrying value	$654	$303
Fair value	629	282
Cash Collateral Reinvested:
Open	$292	$63
30 days or less	196	112
31 - 60 days	46	59
61 - 90 days	75	15
91 - 120 days	5	6
121 - 180 days	15	10
181 - 365 days	—	11
1 - 2 years	15	15
2 - 3 years	—	—
Greater than 3 years	—	—
Total	$644	$291
Cash collateral liabilities	$644	$291
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2023	2022
Bonds:
Carrying value	$30	$52
Fair value	30	52
Short-term Investments:
Carrying value	$115	$46
Fair value	115	46
Cash Equivalents:
Carrying value	$499	$193
Fair value	499	193
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2023, Thrivent completed 33 transactions, selling 26 securities with a book value totaling $1 million where the cost to repurchase within 30 days totaled $1 million. The net gain for securities sold and later repurchased totaled less than $1 million. At December 31, 2022, Thrivent completed 1,251 transactions, selling 61 securities with a book value totaling $12 million where the cost to repurchase within 30 days totaled $13 million. The net gain for securities sold and later repurchased totaled $1 million.
Reverse Repurchase Agreements
Thrivent has a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as an NAIC designation of 1 and the maturity of the securities is three months to one year with a carrying value and fair value of $30 million and $10 million for the years ended December 31, 2023 and 2022, respectively. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting period presented below (in millions):
December 31, 2023	Maximum	Ending Balance
Bonds:
1st quarter	$85	$25
2nd quarter	100	70
3rd quarter	30	30
4th quarter	80	30

December 31, 2022	Maximum	Ending Balance
Bonds:
1st quarter	$—	$—
2nd quarter	90	10
3rd quarter	55	—
4th quarter	45	10

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The fair value of the cash collateral under the repo transactions for each reporting period by remaining contractual maturity presented below (in millions):
December 31, 2023	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$87	$26
2nd quarter	102	71
3rd quarter	31	31
4th quarter	82	31

December 31, 2022	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$—	$—
2nd quarter	92	10
3rd quarter	56	—
4th quarter	46	10
Federal Home Loan Bank Agreements
During the fourth quarter of 2021, Thrivent became a member of the FHLB. FHLB membership required an initial purchase of membership stock and gives Thrivent access to low-cost funding. As of December 31, 2023, Thrivent held both activity-based and membership stock. Thrivent held membership stock of $9 million as of December 31, 2023, and zero as of December 31, 2022, and activity-based stock of $68 million and $25 million as of December 31, 2023 and 2022, respectively. Thrivent’s strategy is to utilize funds from the FHLB to optimize liquidity and for spread investment purposes. Additional FHLB activity-based stock purchases are required based upon the amount of borrowed funds or funding agreements from the FHLB. Thrivent is required to post acceptable forms of collateral for any borrowed funds or funding agreements from the FHLB. In the event of default, the FHLB’s recovery on the collateral is limited to the amount of Thrivent’s outstanding liability to the FHLB. FHLB activity will be limited to the general account. As of December 31, 2023, Thrivent has an internally approved maximum borrowing capacity for the FHLB of $4 billion. Thrivent established this limit in accordance with its overall risk management process.
The amount of collateral pledged to FHLB as of December 31 (in millions):
	2023			2022
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$2,296	$2,637	$1,510	$1,559	$1,732	$900
The maximum amount of collateral pledged to FHLB during the reporting period (in millions):
	2023			2022
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Maximum Collateral Pledged	$2,452	$2,964	$1,800	$1,559	$1,732	$900

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

During the third quarter of 2023, Thrivent transitioned $900 million in FHLB advances into funding agreements. These advances were previously reported as borrowed money and funding agreements are reported in deposit liabilities.
The fair value and carrying amount of the borrowed funds and funding agreements, excluding accrued interest, was $1.5 billion and $900 million as of December 31, 2023 and 2022, respectively. Interest accrues as of December 31, 2023 and 2022 at a weighted average rate of 5.4% and 3.8%, respectively. Interest paid in 2023 and 2022 was $73 million and $12 million, respectively. The outstanding deposit liabilities of $1.5 billion as of December 31, 2023 have scheduled maturity dates through 2026 and Thrivent has the discretion to roll those maturities into future borrowings or funding agreements.
The amount of borrowed funds and funding agreements from FHLB as of December 31 (in millions):
	General Account		Funding Agreements Reserves Established
	2023	2022	2023	2022
Borrowed Money	$—	$900	$—	$—
Funding Agreements	1,510	—	1,517	—
Other	—	—	—	—
Aggregate Total	$1,510	$900	$1,517	$—
The Company does not have prepayment obligations for these funding agreements.
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $3.4 billion and $2.2 billion at December 31, 2023 and 2022, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, FHLB and reverse repurchase agreements are 3% of total admitted assets. Securities on deposit with state insurance departments were $2 million for both years ended December 31, 2023 and 2022.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2023	2022	2021
Bonds	$2,107	$1,854	$1,792
Preferred stock	20	22	21
Unaffiliated common stocks	17	24	22
Affiliated common stocks	77	165	101
Mortgage loans	417	400	423
Real estate	12	12	13
Contract loans	75	75	78
Cash, cash equivalents and short-term investments	63	25	5
Limited partnerships	547	901	1,680
Other invested assets	30	17	31
Gross investment income	3,365	3,495	4,166
Investment expenses	(130)	(82)	(63)
Depreciation on real estate	(2)	(3)	(5)
Net investment income	$3,233	$3,410	$4,098
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2023, there were 68 securities with a callable or tender feature sold or redeemed totaling $2 million. During 2022, there were 207 securities with a callable or tender feature sold or redeemed totaling $29 million.
Investment Income Due and Accrued
All investment income due and accrued with amounts that are over 90 days past due with the exception of mortgage loans that are in default for more than 180 days, are nonadmitted. As of December 31, 2023 the total amount of gross, nonadmitted and admitted amounts of interest income due and accrued is $760 million, $18 million and $742 million, respectively. Aggregate deferred interest is $182 million as of December 31, 2023. Cumulative amounts of paid-in-kind interest included in the current principal balances is zero.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2023	2022	2021
Net Gains and (Losses) on Sales:
Bonds:
Gross gains	$93	$90	$302
Gross losses	(140)	(190)	(122)
Stocks:
Gross gains	131	168	348
Gross losses	(64)	(75)	(18)
Futures	(172)	11	(20)
Other	65	(1)	5
Net gains and (losses) on sales	(87)	3	495
Provisions for Losses:
Bonds	(15)	(17)	(5)
Stocks	—	—	—
Other	(8)	(1)	—
Total provisions for losses	(23)	(18)	(5)
Realized capital gains and (losses)	(110)	(15)	490
Transfers to interest maintenance reserve	48	84	(192)
Realized capital gains and (losses), net	$(62)	$69	$298
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $5.7 billion, $5.7 billion and $11.8 billion for the years ended December 31, 2023, 2022 and 2021, respectively.
Thrivent recognized other-than-temporary impairments (OTTI) during the year ended December 31, 2023 on loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security. For the year ended December 31, 2023, the amortized cost basis for these securities, prior to any current-period OTTI was $32 million. The OTTI recognized in earnings as a realized loss totaled $4 million. The fair value of the securities as of the date impaired totaled $25 million. The amortized cost basis after the current-period impairment totaled $28 million.
3. Policyholder Liabilities
The following table contains general account aggregate reserves for life, annuity and health contracts as of December 31 (in millions):
	2023	2022
Life insurance reserves	$25,648	$25,197
Disability and long-term care active life reserves	83	98
Disability and long-term care unpaid claims and claim reserves	358	367
Annuity reserves	19,777	18,768
Health contracts	6,559	6,394
Aggregate reserves for life, annuity and health contracts	$52,425	$50,824

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2023
Subject to Discretionary Withdrawal:
With market value adjustment	$1,374	$169	$—	$1,543	3%
At book value less a surrender charge of 5% or more	4,304	—	—	4,304	8
At fair value	—	—	32,931	32,931	62
Total with market value adjustment or at fair value	5,678	169	32,931	38,778	73
At book value without adjustment	12,537	—	—	12,537	24
Not subject to discretionary withdrawal	1,562	—	47	1,609	3
Total	$19,777	$169	$32,978	$52,924	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$324	$—	$—	$324
December 31, 2022
Subject to Discretionary Withdrawal:
With market value adjustment	$—	$146	$—	$146	1%
At book value less a surrender charge of 5% or more	1,896	—	—	1,896	4
At fair value	—	—	30,627	30,627	61
Total with market value adjustment or at fair value	1,896	146	30,627	32,669	66
At book value without adjustment	15,348	—	—	15,348	31
Not subject to discretionary withdrawal	1,524	—	43	1,567	3
Total	$18,768	$146	$30,670	$49,584	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$354	$—	$—	$354

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2023
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,580	$—	$—	$3,580	64%
Total with market value adjustment or at fair value	3,580	—	—	3,580	64
At book value without adjustment	1,893	—	—	1,893	34
Not subject to discretionary withdrawal	76	—	13	89	2
Total	$5,549	$—	$13	$5,562	100%
December 31, 2022
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$4,125	$—	$—	$4,125	89%
Total with market value adjustment or at fair value	4,125	—	—	4,125	89
At book value without adjustment	435	—	—	435	9
Not subject to discretionary withdrawal	66	—	14	80	2
Total	$4,626	$—	$14	$4,640	100%
The above policyholder liabilities are recorded as partial components within the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2023	2022
Aggregate reserves for life, annuity and health contracts	$19,777	$18,768
Deposit liabilities	5,549	4,626
Liabilities related to separate accounts	33,160	30,830
Total	$58,486	$54,224

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2023
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,381	$10,368	$10,400	$—	$—	$—
Universal life with secondary guarantees	1,628	1,497	1,741	1,454	1,302	1,321
Other permanent cash value life insurance	—	12,280	13,220	—	—	—
Variable universal life	46	46	59	995	992	998
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,039	XXX	XXX	—
Accidental death benefits	XXX	XXX	13	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	83	XXX	XXX	—
Disability – disable lives	XXX	XXX	345	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$12,055	$24,191	$26,902	$2,449	$2,294	$2,319
Reinsurance ceded	643	814	813	—	—	—
Total	$11,412	$23,377	$26,089	$2,449	$2,294	$2,319
December 31, 2022
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,358	$10,345	$10,377	$—	$—	$—
Universal life with secondary guarantees	1,469	1,335	1,564	1,129	996	1,021
Other permanent cash value life insurance	—	12,070	12,988	—	—	—
Variable universal life	43	43	57	829	826	831
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,043	XXX	XXX	—
Accidental death benefits	XXX	XXX	14	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	98	XXX	XXX	—
Disability – disable lives	XXX	XXX	353	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,870	$23,793	$26,496	$1,958	$1,822	$1,852
Reinsurance ceded	(531)	(680)	(834)	—	—	—
Total	$11,339	$23,113	$25,662	$1,958	$1,822	$1,852

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Thrivent calculates premium deficiency reserves (PDR) for long-term care insurance policies. The PDR was zero as of December 31, 2023 and 2022, respectively. During 2021, Thrivent updated the claim incidence and claim termination assumptions for the closed block and updated net earned rate assumptions to now include a 10% equity allocation to the asset portfolio for both closed and new business blocks. These updated assumptions, along with a decrease in the number of long-term care insurance policies in force, were the primary drivers of the $230 million decrease that brought the PDR to zero for the year ended December 31, 2021.
Thrivent has insurance in force as of December 31, 2023 and 2022, totaling $5.7 billion and $7.0 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2023 and 2022, totaled $20 million and $24 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2023
Ordinary new business	$8	$—
Ordinary renewal	78	109
Total	$86	$109
December 31, 2022
Ordinary new business	$9	$1
Ordinary renewal	73	108
Total	$82	$109
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2023	2022	2021	2020	2019
Risk charge paid	$118	$114	$119	$102	$104
Payments for guaranteed benefits	19	22	6	7	5

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued

The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2023
Reserves:
For accounts with assets at fair value	$168	$35,310	$35,478
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$168	$—	$168
At fair value	—	35,250	35,250
Not subject to discretionary withdrawal	—	60	60
Total	$168	$35,310	$35,478
December 31, 2022
Reserves:
For accounts with assets at fair value	$146	$32,536	$32,682
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$146	$—	$146
At fair value	—	32,479	32,479
Not subject to discretionary withdrawal	—	57	57
Total	$146	$32,536	$32,682

	2023	2022	2021
Premiums, Considerations and Deposits:
Non-indexed guarantee	$1	$—	$—
Non-guaranteed	1,473	1,986	2,531
Total	$1,474	$1,986	$2,531

	2023	2022	2021
Transfers to separate accounts	$1,474	$1,986	$2,531
Transfers from separate accounts	(3,592)	(2,981)	(3,335)
Other items	(35)	(23)	(8)
Transfers to separate accounts, net	$(2,153)	$(1,018)	$(812)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2023	2022
Net balance at January 1	$1,078	$1,036
Incurred Related to:
Current year	451	454
Prior years	(58)	(74)
Total incurred	393	380
Paid Related to:
Current year	53	52
Prior years	299	286
Total paid	352	338
Net balance at December 31	$1,119	$1,078
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. For life insurance, Thrivent generally retains a maximum of $3 million of single and $3 million of joint life coverage for any single mortality risk. In 2022 Thrivent began ceding 80% of all Medicare Supplement business via a coinsurance agreement. In 2023 Thrivent entered into a yearly renewable term (YRT) agreement for indemnity reinsurance on newly issued disability insurance coverages.
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2023	2022	2021
Direct premiums	$5,731	$5,256	$5,289
Reinsurance ceded	(211)	(223)	(107)
Net premiums	$5,520	$5,033	$5,182
Reinsurance claims recovered	$180	$201	$131
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2023	2022
Life insurance	$813	$835
Accident-and-health	40	39
Total	$853	$874
During 2022, Thrivent entered into a reinsurance agreement whereby certain medicare supplement contracts were ceded to a third party. A gain of $39 million was recognized in other surplus funds and is being amortized over a five-year period.
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. Two reinsurers account for approximately 74% of the reinsurance recoverable as of December 31, 2023.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with the Term and Universal Life Insurance Reserve Financing Model Regulation (MDL-787) or Actuarial Guideline 48 where the Model Regulation has not been adopted by a state in which Thrivent is licensed.
Thrivent has no reinsurance contracts with features that are subject to the disclosure requirements within SSAP No. 61R related to reinsurance credits.
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2023 and 2022.
Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2023	2022
Unrealized gains and (losses)	$634	$654
Non-admitted assets	(355)	(315)
Separate accounts	102	80
Asset valuation reserve	(2,787)	(2,653)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
7. Surplus, continued

The deferred gain from the 2022 medical supplement reinsurance agreement is included in other surplus funds as of December 31, 2022. The amount was recognized into other surplus and is being amortized over a five-year period.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks, certain cash equivalents, and exchange traded funds. Bonds, unaffiliated common stocks, and exchange traded funds are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets, primarily derivatives, and are valued based on market quotes where the financial instruments are not considered actively traded. Mutual funds are reported at fair value, which are based on net asset values from fund managers. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, certain unaffiliated common stocks, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third-party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third-party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third-party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.
Fair values of unaffiliated common stocks not reported at fair value primarily consist of FHLB activity-based stock and are based on direct quotes from FHLB.
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.
Fair values on borrowed money and funding agreements from the FHLB (included in deposit liabilities), are equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 1% to 8% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.
The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
Contract loans are generally carried at the loans’ aggregate unpaid balance which approximate the fair values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Limited partnerships include private equity investments. The fair values of private equity investments are estimated based on assumptions in the absence of observable market data.
Other invested assets primarily include residual tranches, non-collateral loans, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value or the underlying audited equity of the investee. Non-collateral loans and surplus notes are carried at amortized cost.
Other liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2023
Assets:
Bonds	$434	$—	$—	$434
Unaffiliated preferred stocks	—	45	—	45
Unaffiliated common stocks	490	—	—	490
Cash, cash equivalents and short-term investments	707	—	—	707
Separate account assets	—	36,144	—	36,144
Other invested assets	—	51	161	212
Total	$1,631	$36,240	$161	$38,032
Liabilities:
Other liabilities	$—	$9	$109	$118
December 31, 2022
Assets:
Bonds	$388	$—	$—	$388
Unaffiliated preferred stocks	—	207	—	207
Unaffiliated common stocks	796	—	—	796
Cash, cash equivalents and short-term investments	197	—	—	197
Separate account assets	—	33,288	—	33,288
Other invested assets	—	77	48	125
Total	$1,381	$33,572	$48	$35,001
Liabilities:
Other liabilities	$—	$1	$32	$33

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2023	2022
Assets:
Balance, January 1	$48	$118
Purchases	98	93
Sales	(69)	(6)
Realized gains and (losses) net income	(12)	(27)
Unrealized gains and (losses) surplus	96	(130)
Balance, December 31	$161	$48
Liabilities:
Balance, January 1	$32	$91
Purchases	60	69
Sales	(69)	(40)
Realized gains and (losses) net income	18	18
Unrealized gains and (losses) surplus	68	(106)
Balance, December 31	$109	$32
Transfers
During 2023, Thrivent transferred $119 million into Level 2 from Level 3 and $27 million into Level 3 from Level 2 for bonds and preferred stocks. During 2022, Thrivent transferred $143 million into Level 2 from Level 3 and $139 million into Level 3 from Level 2 for bonds and preferred stocks. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2023
Financial Assets:
Bonds	$50,554	$1,727	$32,304	$13,680	$47,711
Unaffiliated preferred stocks	365	—	118	235	353
Unaffiliated common stocks	567	490	77	—	567
Affiliated common stock	259	—	259	—	259
Affiliated mutual funds and ETFs	132	69	63	—	132
Mortgage loans	10,869	—	—	9,503	9,503
Contract loans	1,064	—	—	1,064	1,064
Cash, cash equivalents and short-term investments	2,008	707	1,301	—	2,008
Limited partnerships	9,694	—	—	9,694	9,694
Real estate – held-for-sale	—	—	—	1	1
Assets held in separate accounts	36,144	—	36,144	—	36,144
Other invested assets	822	2	138	690	830
Financial Liabilities:
Deferred annuities	$17,351	$—	$—	$16,793	$16,793
Other deposit contracts	2,582	—	1,517	1,065	2,582
Borrowed money	—	—	—	—	—
Other liabilities	118	—	9	109	118
Separate account liabilities	36,042	—	36,042	—	36,042

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2022
Financial Assets:
Bonds	$50,056	$1,528	$30,779	$13,274	$45,581
Unaffiliated preferred stocks	461	—	207	231	438
Unaffiliated common stocks	821	796	25	—	821
Affiliated common stock	310	—	310	—	310
Affiliated mutual funds and ETFs(1)	244	158	86	—	244
Mortgage loans	10,697	—	—	9,794	9,794
Contract loans	1,047	—	—	1,047	1,047
Cash, cash equivalents and short-term investments	1,188	197	991	—	1,188
Limited partnerships	8,800	—	—	8,800	8,800
Real estate – held-for-sale	—	—	—	—	—
Assets held in separate accounts	33,288	—	33,288	—	33,288
Other invested assets	290	3	162	134	299
Financial Liabilities:
Deferred annuities	$16,623	$—	$—	$16,133	$16,133
Other deposit contracts	1,061	—	—	1,061	1,061
Borrowed money	903	—	903	—	903
Other liabilities	33	—	1	32	33
Separate account liabilities	33,208	—	33,208	—	33,208

(1)
2022 amounts have been conformed to current year presentation. A correction has been made to 2022 affiliated mutual funds and ETFs to present ETFs, totaling $56 million, in level 2 to level 1.
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory pension plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Pension Plan			Other Plans
	2023	2022	2021	2023	2022	2021
Service cost	$20	$21	$21	$2	$2	$2
Interest cost	53	36	33	4	3	3
Expected return on plan assets	(74)	(86)	(78)	—	—	—
Other	4	—	13	(2)	(1)	—
Net periodic cost	$3	$(29)	$(11)	$4	$4	$5

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2023	2022	2023	2022
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,067	$1,284	$87	$109
Service cost	20	21	2	2
Interest cost	53	36	4	3
Actuarial (gain) loss	35	(213)	(8)	(21)
Transfers from defined contribution plan	1	—	—	—
Benefits paid	(64)	(61)	(9)	(6)
Plan changes	—	—	—	—
Benefit obligation, end of year	$1,112	$1,067	$76	$87
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,139	$1,356	$—	$—
Actual return on plan assets	173	(156)	—	—
Employer contribution	—	—	9	6
Transfers from defined contribution plan	1	—	—	—
Benefits paid	(64)	(61)	(9)	(6)
Fair value of plan assets, end of year	$1,249	$1,139	$—	$—
The significant changes in actuarial (gain)/loss of the 2023 projected benefit obligation primarily relates to a decreased discount rate and assumption changes. The significant changes in actuarial (gain)/loss of the 2022 projected benefit obligation primarily relates to an increased discount rate, partially offset by experience and assumption changes.
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2023	2022	2023	2022
Funded Status:
Accrued benefit costs	$—	$—	$(108)	$(113)
Asset (Liability) for pension benefits	137	72	32	26
Total overfunded (unfunded) liabilities	$137	$72	$(76)	$(87)
Deferred Items:
Net (gain) loss	$87	$154	$(23)	$(16)
Net prior service cost	—	—	(9)	(10)
Accumulated amounts recognized in periodic pension expenses	$224	$226	$(108)	$(113)
Accumulated benefit obligation	$1,093	$1,046	$76	$87

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The unfunded liabilities for the pension plan and other postretirement plans at December 31, 2023 and 2022, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus. Overfunded liabilities for the pension plan and other postretirement plans for statutory reporting purposes are deemed non-admitted assets and therefore are charged directly against surplus.
A summary of the deferred items in the Statutory-Basis Statement of Surplus as of December 31 is as follows (in millions):
	Pension Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total
Balance, January 1, 2022	$—	$125	$125	$(11)	$4	$(7)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	29	29	—	(20)	(20)
Net gain (loss) recognized	—	—	—	—	—	—
Balance, December 31, 2022	$—	$154	$154	$(10)	$(16)	$(26)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	(64)	(64)	—	(8)	(8)
Net gain (loss) recognized	—	(3)	(3)	—	1	1
Balance, December 31, 2023	$—	$87	$87	$(9)	$(23)	$(32)
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Pension Plan		Other Plans
	2023	2022	2023	2022
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Pension Plan		Other Plans
	2023	2022	2023	2022
Weighted Average Assumptions:
Discount rate	5.0%	5.2%	5.0%	5.2%
Expected return on plan assets	6.8	6.5	N/A	N/A
Rate of compensation increase	4.3	4.3	N/A	N/A
Interest crediting rate	4.5	3.9	N/A	N/A

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.4% and 6.0% in 2023 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2033. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy. The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2024 – $74 million; 2025 – $77 million; 2026 – $79 million; 2027 – $82 million; 2028 –$81 million; and 2029 to 2033 – $425 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2024 – $8 million; 2025 – $8 million; 2026 – $7 million; 2027 – $7 million; 2028 – $7 million; and 2029 to 2033 – $28 million.
The minimum pension contribution required for 2023 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2024.
Pension Assets
The assets of Thrivent’s qualified pension plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation		Actual Allocation
	2023	2022(1)	2023	2022(1)
Equity securities	53%	52%	52%	49%
Private Equity	15	15	14	15
Fixed income and other securities	32	33	34	36
Fixed income and other securities	100%	100%	100%	100%

(1)
2022 amounts have been conformed to current year presentation. A correction has been made to 2022 actual allocation to adjust short-term investments, totaling 11% of total, from equity securities to fixed income and other securities.
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The fair values of the pension plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2023
Fixed Maturity Securities:
U.S. government and agency securities	$75	$5	$—	$80
Corporate debt securities	—	116	—	116
Residential mortgage-backed securities	—	83	—	83
Commercial mortgage-backed securities	—	7	—	7
Other debt obligations	3	7	—	10
Common stocks	512	—	—	512
Affiliated mutual funds – equity funds	—	126	—	126
Short-term investments	75	53	—	128
Limited partnerships	—	—	176	176
Derivatives	1	—	—	1
Total	$666	$397	$176	$1,239
December 31, 2022
Fixed Maturity Securities:
U.S. government and agency securities	$75	$3	$—	$78
Corporate debt securities	—	121	—	121
Residential mortgage-backed securities	—	61	—	61
Commercial mortgage-backed securities	—	10	—	10
Other debt obligations	3	12	—	15
Common stocks	439	—	—	439
Affiliated mutual funds – equity funds	—	130	—	130
Short-term investments	—	131	—	131
Limited partnerships	—	—	177	177
Derivatives	—	—	—	—
Total	$517	$468	$177	$1,162
The fair value of the pension plan assets as presented in the table above does not include net accrued assets of $10 million and liabilities of $23 million as of December 31, 2023 and 2022, respectively.
There were no transfers of the pension plan Level 1 and Level 2 fair value measurements during 2023 or 2022. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2023, 2022 and 2021, Thrivent contributed $42 million, $43 million and $41 million, respectively, to these plans.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

As of December 31, 2023 and 2022, $55 million and $64 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts provision accordingly. As of December 31, 2023, Thrivent believes adequate provision has been made for any losses that may result from these matters.
Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $280 million and $279 million as of December 31, 2023 and 2022, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $6.7 billion and $4.3 billion as of December 31, 2023 and 2022, respectively.
Financial Guarantees
Thrivent has entered into an agreement to provide a Letter of Credit totaling $37 million through 2036 to guarantee certain debt obligations of a third-party civic organization in the event certain conditions occur, as defined in the agreement. This agreement is secured by the financial assets of the third party. Thrivent will receive 0.75% per annum for any unused line of credit.
Thrivent has guaranteed to maintain the Tier I capital of an affiliate, Thrivent Trust Company, at a minimum of $6 million, as required by Thrivent Trust Company's primary regulator.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $14 million, $16 million and $17 million for each of the years ended December 31, 2023, 2022 and 2021 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2023 were $178 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2024 – $19 million; 2025 – $18 million; 2026 – $16 million; 2027 – $15 million and thereafter – $110 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97 (Investments in Subsidiary, Controlled and Affiliated Entities). Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2022, values was completed on July 3, 2023 and Thrivent received a response from the NAIC that did not disallow the valuation method.
The admitted values were $260 million and $310 million related to Holdings for the years ended December 31, 2023 and 2022, respectively. Non-admitted values related to Holdings were $61 million and $46 million for the years ended December 31, 2023 and 2022, respectively.
During 2023, Thrivent received cash distributions of $602 million and $211 million from majority-owned limited partnerships Thrivent White Rose Funds (“WRF”) and Twin Bridge Funds (“TBF”), respectively. During this period, Thrivent made cash contributions as contributed capital to WRF, TBF, Holdings and Thrivent Education Funding LLC (“TEF”) in the amounts of $1.4 billion, $427 million, $20 million and $37 million respectively.
During 2023, Thrivent received cash distributions of $74 million from Holdings, treated as dividends.
During 2023, Thrivent received $30 million from TEF and $1 million from Gold Ring Holdings, LLC which were treated as return of capital.
Other Related Party Transactions
Thrivent has invested $132 million and $244 million in various Thrivent mutual funds/ETFs as of December 31, 2023 and 2022, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $144 million, $129 million and $108 million for the years ended December 31, 2023, 2022 and 2021, respectively. The net receivables due from affiliates for the years ended December 31, 2023 and 2022 were $14 million and $11 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling $106 million, $134 million and $173 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $184 million, $194 million and $218 million for the years ended December 31, 2023, 2022 and 2021, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In December 2018, Thrivent acquired a variable funding note (VFN) issued by TEF, an affiliate of Thrivent. The VFN is supported by an indenture and was last amended in December 2023 and allows for a maximum aggregate principal amount of $2.0 billion and is collateralized by student loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $367 million and $1.0 billion as of December 31, 2023 and 2022, respectively. During 2023, Thrivent invested $273 million in the VFN and received $876 million of principal payments.
In August 2021, TEF entered into an agreement, last amended August 2023, to provide a guarantee to purchase student loans originated and held by a third party in the event a separate party to the transaction fails their purchase obligation. TEF provided a guarantee up to the maximum backstop amount of $500 million, which could create additional future exposure from the multiple disbursement student loans. TEF’s funding will be through the VFN or a capital request from Thrivent. As of December 31, 2023, TEF was not required to purchase any student loans under the terms of the agreement.
In May 2022, a separate VFN was acquired from TEF that is supported by an indenture agreement, last amended in December 2022, and allows for a maximum aggregate principal amount of $750 million and is collateralized by point-of-sale unsecured consumer loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $626 million and $619 million as of December 31, 2023 and 2022, respectively. During 2023, Thrivent invested $626 million in the VFN and received $587 million of principal payments.
In April 2022, Holdings sold Thrivent Trust Company of Tennessee, Inc. to an unrelated third party.
In July 2022, Holdings purchased 69.4% of Blue Rock Holdco, LLC. (“Blue Rock”), for $222 million. As of December 31, 2023, Holdings currently owns 69.6% of Blue Rock. Blue Rock is a holding company operating as a marketing and servicing provider of student loans through various subsidiary entities. The admitted value of Holdings on Thrivent's balance sheet is valued in accordance with SSAP No. 97. As part of the purchase acquisition, Blue Rock purchased College Avenue Student Loans (“CASL”) a private student loan originator and servicer.
In December 2022, Thrivent acquired an asset-backed security (“ABS”) issued by CASL. The ABS, which is collateralized by student loans, is supported by an indenture that allows for a maximum aggregate principal amount of $750 million. The ABS is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $1.2 billion and $422 million as of December 31, 2023 and 2022, respectively.
In December 2023, White Rose CFO 2023 Holdings, LLC (“Issuer”), a wholly owned subsidiary of Thrivent, issued a Collateralized Fund Obligation (CFO) whereby debt was issued to third parties. Issuer made available to third party investors approximately $400 million in fixed rate debt. Upon issuance of the debt, approximately $364 million in net proceeds were returned from Issuer to Thrivent. Thrivent retained approximately $436 million of an equity investment in the CFO structure in the form of a residual tranche. The residual tranche is reported in Other Invested Assets in the accompanying Statutory-Basis Statement of Assets, Liabilities and Surplus and has a fair value of $430 million as of December 31, 2023.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In support of the CFO, Thrivent transferred their interest in portions of certain investments in WRF with a fair value of approximately $800 million to White Rose CFO 2023, LLC (“Asset HoldCo”), a wholly-owned, bankruptcy-remote subsidiary of Thrivent as underlying collateral for the CFO. These transferred WRF assets had a cost of approximately $739 million and carried an unrealized gain of approximately $61 million when they were transferred to Asset HoldCo. Thrivent then contributed its entire investment in Asset HoldCo to Issuer, with no impact to surplus. Thrivent is the named investment manager for the CFO structure and is entitled to a management fee as outlined in the executed investment management agreement between Asset HoldCo and Thrivent.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and the Contract Owners of Thrivent Variable Life Account I.
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Life Account I, indicated in Note 1, as of December 31, 2023, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Life Account I as of December 31, 2023, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Life Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Life Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 26, 2024
We have served as the auditor of one or more of the subaccounts in Thrivent Variable Life Account I since 2014.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2023
Subaccount	Investments at fair value	Net Assets	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$315,842,414	$315,842,414	$278,721,480	17,748,143
All Cap	$11,538,976	$11,538,976	$10,199,960	730,370
Balanced Income Plus	$15,750,536	$15,750,536	$15,730,791	1,077,593
Diversified Income Plus	$13,949,704	$13,949,704	$14,343,318	1,865,932
Emerging Markets Equity	$6,171,342	$6,171,342	$6,386,879	470,183
ESG Index	$2,956,919	$2,956,919	$2,564,634	184,915
Global Stock	$33,342,347	$33,342,347	$27,768,366	2,428,324
Government Bond	$9,411,977	$9,411,977	$10,220,548	953,381
Healthcare	$12,332,402	$12,332,402	$10,744,406	476,174
High Yield	$9,057,405	$9,057,405	$9,771,837	2,173,864
Income	$10,903,590	$10,903,590	$12,043,482	1,230,820
International Allocation	$33,562,850	$33,562,850	$31,765,739	3,538,705
International Index	$5,478,985	$5,478,985	$5,074,084	412,100
Large Cap Growth	$106,339,280	$106,339,280	$90,566,400	2,214,142
Large Cap Index	$219,638,888	$219,638,888	$137,052,923	3,443,431
Large Cap Value	$27,640,704	$27,640,704	$23,110,473	1,257,647
Limited Maturity Bond	$6,912,270	$6,912,270	$7,035,648	719,063
Low Volatility Equity	$950,776	$950,776	$893,986	72,043
Mid Cap Growth	$3,743,491	$3,743,491	$3,611,192	273,236
Mid Cap Index	$69,929,348	$69,929,348	$60,566,382	3,338,506
Mid Cap Stock	$63,664,018	$63,664,018	$58,721,309	3,237,510
Mid Cap Value	$2,188,301	$2,188,301	$1,995,865	124,857
Moderate Allocation	$144,425,735	$144,425,735	$133,951,057	9,837,864
Moderately Aggressive Allocation	$449,927,318	$449,927,318	$411,902,157	28,440,053
Moderately Conservative Allocation	$13,705,091	$13,705,091	$13,835,623	1,076,066
Money Market	$7,978,334	$7,978,334	$7,978,334	7,978,334
Multidimensional Income	$987,281	$987,281	$1,030,859	104,420
Opportunity Income Plus	$3,899,101	$3,899,101	$4,165,460	434,140
Real Estate Securities	$10,123,510	$10,123,510	$8,785,950	371,763
Small Cap Growth	$5,909,506	$5,909,506	$5,914,648	385,418
Small Cap Index	$90,172,720	$90,172,720	$77,724,632	4,451,039
Small Cap Stock	$43,622,351	$43,622,351	$42,092,175	2,454,624
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2023
Subaccount	Investment Income	Net investment income (loss)	Realized and unrealized gain (loss) on investments			Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Aggressive Allocation	$5,138,923	$5,138,923	$691,750	$4,726,870	$39,178,062	$44,596,682	$49,735,605
All Cap	$93,442	$93,442	$16,928	$40,184	$1,830,787	$1,887,899	$1,981,341
Balanced Income Plus	$405,977	$405,977	$(49,498)	$—	$1,393,373	$1,343,875	$1,749,852
Diversified Income Plus	$492,702	$492,702	$(62,244)	$—	$822,201	$759,957	$1,252,659
Emerging Markets Equity	$168,213	$168,213	$(38,445)	$—	$363,149	$324,704	$492,917
ESG Index	$24,327	$24,327	$17,262	$—	$547,822	$565,084	$589,411
Global Stock	$384,890	$384,890	$189,603	$—	$5,542,762	$5,732,365	$6,117,255
Government Bond	$294,787	$294,787	$(99,270)	$—	$197,331	$98,061	$392,848
Healthcare	$62,558	$62,558	$96,726	$155,492	$189,292	$441,510	$504,068
High Yield	$488,507	$488,507	$(99,312)	$—	$530,765	$431,453	$919,960
Income	$384,295	$384,295	$(110,290)	$—	$574,560	$464,270	$848,565
International Allocation	$812,471	$812,471	$(48,086)	$—	$4,359,991	$4,311,905	$5,124,376
International Index	$83,303	$83,303	$(2,778)	$—	$558,531	$555,753	$639,056
Large Cap Growth	$178,241	$178,241	$302,477	$9,295,106	$22,754,003	$32,351,586	$32,529,827
Large Cap Index	$2,501,089	$2,501,089	$3,000,591	$1,018,481	$36,906,462	$40,925,534	$43,426,623
Large Cap Value	$454,777	$454,777	$410,324	$1,322,982	$967,713	$2,701,019	$3,155,796
Limited Maturity Bond	$212,824	$212,824	$(32,306)	$—	$231,460	$199,154	$411,978
Low Volatility Equity	$12,184	$12,184	$886	$—	$56,784	$57,670	$69,854
Mid Cap Growth	$—	$—	$(11,523)	$—	$480,335	$468,812	$468,812
Mid Cap Index	$802,101	$802,101	$230,112	$2,101,129	$6,249,131	$8,580,372	$9,382,473
Mid Cap Stock	$238,691	$238,691	$141,401	$2,782,655	$4,490,648	$7,414,704	$7,653,395
Mid Cap Value	$18,857	$18,857	$13,878	$20,556	$218,041	$252,475	$271,332
Moderate Allocation	$3,421,554	$3,421,554	$(1,937)	$105,224	$16,535,946	$16,639,233	$20,060,787
Moderately Aggressive Allocation	$10,273,934	$10,273,934	$581,892	$7,209,465	$48,297,992	$56,089,349	$66,363,283
Moderately Conservative Allocation	$376,772	$376,772	$(167,794)	$—	$1,291,123	$1,123,329	$1,500,101
Money Market	$355,190	$355,190	$—	$—	$—	$—	$355,190
Multidimensional Income	$47,634	$47,634	$(12,217)	$—	$38,418	$26,201	$73,835
Opportunity Income Plus	$173,928	$173,928	$(48,424)	$—	$178,514	$130,090	$304,018
Real Estate Securities	$194,580	$194,580	$67,702	$308,285	$354,332	$730,319	$924,899
Small Cap Growth	$—	$—	$(63,891)	$—	$544,086	$480,195	$480,195
Small Cap Index	$901,031	$901,031	$239,321	$2,024,050	$8,881,482	$11,144,853	$12,045,884
Small Cap Stock	$241,543	$241,543	$(45,709)	$5,088,181	$(526,126)	$4,516,346	$4,757,889
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2023
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions						Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts	Mortality and expense risk charges	Asset based risk charge
Aggressive Allocation	$5,138,923	$5,418,620	$39,178,062	$49,735,605	$37,300,344	$(8,206,613)	$(8,587,269)	$(1,171,401)	$(701,003)	$(536,651)	$18,097,407	$67,833,012	$248,009,402	$315,842,414
All Cap	$93,442	$57,112	$1,830,787	$1,981,341	$1,506,242	$(258,720)	$(280,763)	$256,770	$(25,010)	$(10,294)	$1,188,225	$3,169,566	$8,369,410	$11,538,976
Balanced Income Plus	$405,977	$(49,498)	$1,393,373	$1,749,852	$880,999	$(503,608)	$(479,187)	$162,675	$(38,092)	$(5,730)	$17,057	$1,766,909	$13,983,627	$15,750,536
Diversified Income Plus	$492,702	$(62,244)	$822,201	$1,252,659	$1,553,729	$(180,370)	$(456,459)	$175,538	$(29,725)	$(24,339)	$1,038,374	$2,291,033	$11,658,671	$13,949,704
Emerging Markets Equity	$168,213	$(38,445)	$363,149	$492,917	$813,959	$(292,142)	$(161,531)	$293,658	$(10,137)	$(13,938)	$629,869	$1,122,786	$5,048,556	$6,171,342
ESG Index	$24,327	$17,262	$547,822	$589,411	$727,768	$(37,199)	$(89,796)	$(5,452)	$(7,152)	$(2,015)	$586,154	$1,175,565	$1,781,354	$2,956,919
Global Stock	$384,890	$189,603	$5,542,762	$6,117,255	$1,685,322	$(1,113,920)	$(805,817)	$(535,305)	$(84,107)	$(9,998)	$(863,825)	$5,253,430	$28,088,917	$33,342,347
Government Bond	$294,787	$(99,270)	$197,331	$392,848	$706,613	$(280,650)	$(320,066)	$164,759	$(20,761)	$(26,474)	$223,421	$616,269	$8,795,708	$9,411,977
Healthcare	$62,558	$252,218	$189,292	$504,068	$1,366,875	$(269,761)	$(313,433)	$30,376	$(18,649)	$(29,368)	$766,040	$1,270,108	$11,062,294	$12,332,402
High Yield	$488,507	$(99,312)	$530,765	$919,960	$1,060,734	$(355,133)	$(280,569)	$265,974	$(22,527)	$(12,443)	$656,036	$1,575,996	$7,481,409	$9,057,405
Income	$384,295	$(110,290)	$574,560	$848,565	$1,121,152	$(234,426)	$(301,298)	$1,137,692	$(26,907)	$(14,259)	$1,681,954	$2,530,519	$8,373,071	$10,903,590
International Allocation	$812,471	$(48,086)	$4,359,991	$5,124,376	$2,152,716	$(812,437)	$(760,589)	$(86,536)	$(76,301)	$(36,019)	$380,834	$5,505,210	$28,057,640	$33,562,850
International Index	$83,303	$(2,778)	$558,531	$639,056	$1,813,044	$(68,669)	$(161,968)	$609,614	$(14,073)	$(1,622)	$2,176,326	$2,815,382	$2,663,603	$5,478,985
Large Cap Growth	$178,241	$9,597,583	$22,754,003	$32,529,827	$9,705,036	$(2,179,408)	$(2,450,593)	$3,152,068	$(226,878)	$(99,543)	$7,900,682	$40,430,509	$65,908,771	$106,339,280
Large Cap Index	$2,501,089	$4,019,072	$36,906,462	$43,426,623	$26,161,947	$(4,213,871)	$(5,285,254)	$2,502,044	$(391,215)	$(283,119)	$18,490,532	$61,917,155	$157,721,733	$219,638,888
Large Cap Value	$454,777	$1,733,306	$967,713	$3,155,796	$3,126,405	$(1,044,813)	$(701,205)	$(1,209,960)	$(65,528)	$(28,697)	$76,202	$3,231,998	$24,408,706	$27,640,704
Limited Maturity Bond	$212,824	$(32,306)	$231,460	$411,978	$567,073	$(344,832)	$(291,285)	$33,454	$(23,044)	$(12,415)	$(71,049)	$340,929	$6,571,341	$6,912,270
Low Volatility Equity	$12,184	$886	$56,784	$69,854	$127,926	$(15,106)	$(29,667)	$(36,040)	$(1,841)	$(2,124)	$43,148	$113,002	$837,774	$950,776
Mid Cap Growth	$—	$(11,523)	$480,335	$468,812	$956,683	$(31,881)	$(137,659)	$285,452	$(8,829)	$(4,241)	$1,059,525	$1,528,337	$2,215,154	$3,743,491
Mid Cap Index	$802,101	$2,331,241	$6,249,131	$9,382,473	$10,117,307	$(1,587,583)	$(1,988,113)	$656,148	$(124,660)	$(142,585)	$6,930,514	$16,312,987	$53,616,361	$69,929,348
Mid Cap Stock	$238,691	$2,924,056	$4,490,648	$7,653,395	$7,062,836	$(1,662,093)	$(1,573,375)	$1,027,573	$(147,209)	$(63,952)	$4,643,780	$12,297,175	$51,366,843	$63,664,018
Mid Cap Value	$18,857	$34,434	$218,041	$271,332	$609,716	$(12,008)	$(70,649)	$(412,095)	$(4,500)	$(3,526)	$106,938	$378,270	$1,810,031	$2,188,301
Moderate Allocation	$3,421,554	$103,287	$16,535,946	$20,060,787	$12,604,950	$(4,262,981)	$(5,124,372)	$(1,322,377)	$(337,312)	$(206,679)	$1,351,229	$21,412,016	$123,013,719	$144,425,735
Moderately Aggressive Allocation	$10,273,934	$7,791,357	$48,297,992	$66,363,283	$44,299,338	$(12,969,427)	$(12,837,238)	$(2,617,903)	$(1,012,719)	$(756,547)	$14,105,504	$80,468,787	$369,458,531	$449,927,318
Moderately Conservative Allocation	$376,772	$(167,794)	$1,291,123	$1,500,101	$851,394	$(1,306,140)	$(532,593)	$252,284	$(36,829)	$(18,808)	$(790,692)	$709,409	$12,995,682	$13,705,091
Money Market	$355,190	$—	$—	$355,190	$2,348,376	$(2,359,273)	$(345,960)	$1,011,448	$(27,379)	$(24,545)	$602,667	$957,857	$7,020,477	$7,978,334
Multidimensional Income	$47,634	$(12,217)	$38,418	$73,835	$106,180	$(4,422)	$(23,403)	$(15,346)	$(1,970)	$(1,354)	$59,685	$133,520	$853,761	$987,281
Opportunity Income Plus	$173,928	$(48,424)	$178,514	$304,018	$518,459	$(90,732)	$(129,934)	$86,265	$(10,810)	$(7,870)	$365,378	$669,396	$3,229,705	$3,899,101
Real Estate Securities	$194,580	$375,987	$354,332	$924,899	$915,992	$(316,909)	$(272,627)	$230,441	$(24,691)	$(14,184)	$518,022	$1,442,921	$8,680,589	$10,123,510
Small Cap Growth	$—	$(63,891)	$544,086	$480,195	$1,503,651	$(105,639)	$(236,597)	$410,461	$(13,400)	$(7,446)	$1,551,030	$2,031,225	$3,878,281	$5,909,506
Small Cap Index	$901,031	$2,263,371	$8,881,482	$12,045,884	$10,529,971	$(2,132,443)	$(2,397,284)	$1,081,888	$(167,200)	$(133,909)	$6,781,023	$18,826,907	$71,345,813	$90,172,720
Small Cap Stock	$241,543	$5,042,472	$(526,126)	$4,757,889	$3,936,425	$(1,127,099)	$(968,963)	$789,873	$(109,192)	$(27,236)	$2,493,808	$7,251,697	$36,370,654	$43,622,351
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2022
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts	Mortality and expense risk charges					Asset based risk charge
Aggressive Allocation	$2,072,098	$29,183,766	$(81,364,498)	$(50,108,634)	$35,005,063	$(5,920,843)	$(7,723,337)	$2,932,668	$(620,086)	$(509,061)	$23,164,404	$(26,944,230)	$274,953,632	$248,009,402
All Cap	$46,877	$1,514,175	$(3,311,620)	$(1,750,568)	$1,237,284	$(124,636)	$(222,583)	$35,529	$(19,770)	$(10,051)	$895,773	$(854,795)	$9,224,205	$8,369,410
Balanced Income Plus	$305,576	$1,143,201	$(3,723,170)	$(2,274,393)	$870,619	$(264,385)	$(480,214)	$(241,437)	$(37,952)	$(6,881)	$(160,250)	$(2,434,643)	$16,418,270	$13,983,627
Diversified Income Plus	$332,818	$697,441	$(2,564,013)	$(1,533,754)	$1,498,325	$(143,370)	$(411,742)	$247,948	$(26,499)	$(24,566)	$1,140,096	$(393,658)	$12,052,329	$11,658,671
Emerging Markets Equity	$42,577	$55,473	$(1,714,763)	$(1,616,713)	$831,928	$(164,618)	$(148,675)	$27,838	$(8,260)	$(13,838)	$524,375	$(1,092,338)	$6,140,894	$5,048,556
ESG Index	$8,360	$31,781	$(400,116)	$(359,975)	$679,312	$(7,366)	$(61,874)	$103,196	$(3,676)	$(1,832)	$707,760	$347,785	$1,433,569	$1,781,354
Global Stock	$327,101	$3,842,695	$(10,688,329)	$(6,518,533)	$1,828,816	$(416,131)	$(764,060)	$(338,437)	$(80,518)	$(9,480)	$220,190	$(6,298,343)	$34,387,260	$28,088,917
Government Bond	$198,005	$(76,214)	$(1,130,593)	$(1,008,802)	$747,134	$(429,887)	$(310,293)	$322,135	$(20,697)	$(27,902)	$280,490	$(728,312)	$9,524,020	$8,795,708
Healthcare	$25,860	$1,221,329	$(1,823,416)	$(576,227)	$1,385,606	$(197,587)	$(281,762)	$41,169	$(14,679)	$(30,117)	$902,630	$326,403	$10,735,891	$11,062,294
High Yield	$405,776	$(73,644)	$(1,157,314)	$(825,182)	$945,996	$(265,151)	$(245,453)	$(18,795)	$(20,519)	$(12,368)	$383,710	$(441,472)	$7,922,881	$7,481,409
Income	$296,952	$137,030	$(1,949,747)	$(1,515,765)	$1,098,433	$(241,094)	$(276,514)	$899	$(24,172)	$(13,549)	$544,003	$(971,762)	$9,344,833	$8,373,071
International Allocation	$785,800	$2,426,242	$(9,406,501)	$(6,194,459)	$2,114,352	$(894,044)	$(705,764)	$232,595	$(71,707)	$(33,222)	$642,210	$(5,552,249)	$33,609,889	$28,057,640
International Index	$43,657	$(7,149)	$(203,701)	$(167,193)	$1,447,794	$(24,392)	$(95,235)	$400,993	$(5,823)	$(1,048)	$1,722,289	$1,555,096	$1,108,507	$2,663,603
Large Cap Growth	$—	$7,000,763	$(38,451,069)	$(31,450,306)	$8,840,124	$(1,938,386)	$(1,997,506)	$824,587	$(188,564)	$(88,071)	$5,452,184	$(25,998,122)	$91,906,893	$65,908,771
Large Cap Index	$1,914,262	$4,079,898	$(38,460,750)	$(32,466,590)	$21,903,248	$(3,397,656)	$(4,405,842)	$4,096,488	$(307,404)	$(254,356)	$17,634,478	$(14,832,112)	$172,553,845	$157,721,733
Large Cap Value	$292,129	$2,209,050	$(3,551,367)	$(1,050,188)	$2,694,205	$(637,616)	$(582,806)	$2,993,574	$(56,890)	$(26,620)	$4,383,847	$3,333,659	$21,075,047	$24,408,706
Limited Maturity Bond	$136,975	$(14,140)	$(408,835)	$(286,000)	$581,864	$(190,852)	$(295,681)	$271,564	$(22,777)	$(13,554)	$330,564	$44,564	$6,526,777	$6,571,341
Low Volatility Equity	$8,364	$45,589	$(124,081)	$(70,128)	$113,886	$(145)	$(22,692)	$136,851	$(1,082)	$(2,072)	$224,746	$154,618	$683,156	$837,774
Mid Cap Growth	$—	$(40,651)	$(518,819)	$(559,470)	$726,981	$(160,091)	$(89,808)	$543,637	$(5,465)	$(1,574)	$1,013,680	$454,210	$1,760,944	$2,215,154
Mid Cap Index	$556,064	$4,901,996	$(12,723,015)	$(7,264,955)	$9,504,867	$(761,380)	$(1,686,119)	$335,806	$(95,632)	$(134,353)	$7,163,189	$(101,766)	$53,718,127	$53,616,361
Mid Cap Stock	$160,918	$9,430,404	$(20,122,873)	$(10,531,551)	$6,478,226	$(1,094,802)	$(1,353,530)	$365,184	$(129,506)	$(59,781)	$4,205,791	$(6,325,760)	$57,692,603	$51,366,843
Mid Cap Value	$—	$(3,482)	$(94,385)	$(97,867)	$517,741	$(6,850)	$(57,392)	$287,893	$(2,693)	$(3,983)	$734,716	$636,849	$1,173,182	$1,810,031
Moderate Allocation	$2,068,677	$10,332,597	$(35,801,380)	$(23,400,106)	$12,376,269	$(4,038,168)	$(4,818,369)	$(296,663)	$(314,424)	$(220,561)	$2,688,084	$(20,712,022)	$143,725,741	$123,013,719
Moderately Aggressive Allocation	$4,910,251	$37,565,058	$(118,226,396)	$(75,751,087)	$43,592,648	$(8,900,137)	$(11,954,583)	$(6,641,345)	$(930,636)	$(767,592)	$14,398,355	$(61,352,732)	$430,811,263	$369,458,531
Moderately Conservative Allocation	$293,790	$595,083	$(3,278,169)	$(2,389,296)	$1,189,552	$(966,092)	$(568,508)	$(770,699)	$(38,418)	$(20,346)	$(1,174,511)	$(3,563,807)	$16,559,489	$12,995,682
Money Market	$98,836	$—	$—	$98,836	$1,319,866	$(480,436)	$(323,303)	$1,580,421	$(23,581)	$(25,316)	$2,047,651	$2,146,487	$4,873,990	$7,020,477
Multidimensional Income	$18,598	$(6,212)	$(120,209)	$(107,823)	$131,642	$(41,112)	$(19,270)	$197,311	$(1,222)	$(1,306)	$266,043	$158,220	$695,541	$853,761
Opportunity Income Plus	$135,624	$(75,294)	$(448,959)	$(388,629)	$537,041	$(350,577)	$(123,963)	$(142,284)	$(9,427)	$(9,482)	$(98,692)	$(487,321)	$3,717,026	$3,229,705
Real Estate Securities	$110,237	$470,068	$(3,529,742)	$(2,949,437)	$949,537	$(279,377)	$(270,568)	$(179,060)	$(25,751)	$(15,128)	$179,653	$(2,769,784)	$11,450,373	$8,680,589
Small Cap Growth	$—	$224,899	$(1,066,857)	$(841,958)	$1,290,119	$(164,402)	$(181,927)	$314,251	$(9,212)	$(5,103)	$1,243,726	$401,768	$3,476,513	$3,878,281
Small Cap Index	$834,864	$6,548,335	$(20,517,372)	$(13,134,173)	$9,842,750	$(2,221,612)	$(2,165,328)	$137,837	$(145,668)	$(132,124)	$5,315,855	$(7,818,318)	$79,164,131	$71,345,813
Small Cap Stock	$119,630	$6,677,975	$(10,896,347)	$(4,098,742)	$3,104,048	$(918,322)	$(864,012)	$563,386	$(101,110)	$(24,433)	$1,759,557	$(2,339,185)	$38,709,839	$36,370,654
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2023
(1) ORGANIZATION
The Thrivent Variable Life Account I (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 32 subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as provided below. For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2023, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period.
Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
All Cap	Thrivent Series Fund, Inc. — All Cap Portfolio
Balanced Income Plus	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Emerging Markets Equity	Thrivent Series Fund, Inc. — Emerging Markets Equity Portfolio
ESG Index	Thrivent Series Fund, Inc. — ESG Index Portfolio
Global Stock	Thrivent Series Fund, Inc. — Global Stock Portfolio
Government Bond	Thrivent Series Fund, Inc. — Government Bond Portfolio
Healthcare	Thrivent Series Fund, Inc. — Healthcare Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
International Allocation	Thrivent Series Fund, Inc. — International Allocation Portfolio
International Index	Thrivent Series Fund, Inc. — International Index Portfolio
Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Low Volatility Equity	Thrivent Series Fund, Inc. — Low Volatility Equity Portfolio
Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Value	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
Multidimensional Income	Thrivent Series Fund, Inc. — Multidimensional Income Portfolio
Opportunity Income Plus	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Small Cap Growth	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

The Funds are registered under the Investment Company Act of 1940 as open-end, management investment companies. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.
The Variable Account is used to fund flexible premium variable universal life insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the flexible premium variable universal life insurance contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.
Valuation of Investments
The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Level 1:
Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:
Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:
Fair value based on significant value driver inputs that are not observable.
The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES
Amounts are paid to Thrivent Financial for mortality and expense risks assumed in connection with the contracts as a percentage of the subaccounts. No mortality and expense risk charges are deducted from the fixed account. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of changes in net assets. The rates are as follows for the four contract types within the Variable Account:
•
Thrivent Variable Life 2019 Series – annual rate is based on the subaccount accumulated value and is guaranteed not to exceed 1.00% for all contract years.
•
Thrivent Variable Life 2008 Series – annual rate is based on the subaccount accumulated value and is guaranteed not to exceed 0.45% for all contract years.
•
Thrivent Variable Life 2003 Series – annual rate is based on subaccount accumulated value and is guaranteed not to exceed 1.10% during the first 10 contract years and guaranteed not to exceed 0.90% thereafter.
•
Thrivent Variable Life 1997 Series – annual rate is based on the subaccount cash value and is guaranteed not to exceed 0.90% during the first 15 years and guaranteed not to exceed 0.40% thereafter.
Thrivent Financial deducts a monthly unit charge for the Thrivent Variable Life 2008 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 120 months after issue and the first 120 months after an increase in face amount.
Thrivent Financial deducts an issue expense charge for the Thrivent Variable Life 1997 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 36 months after issue and the first 36 months after an increase in face amount.
Thrivent Financial deducts an asset charge for Thrivent Variable Life 2008 Series only. This charge covers the expenses incurred in issuing and administering the contract and operating the Variable Account.
Prior to the allocation of premiums to the Variable Account, Thrivent Financial deducts a sales charge, based on the product, to cover a portion of the sales expenses incurred by Thrivent Financial.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Thrivent Financial charges a monthly administrative fee for administrative expenses.
Thrivent Financial assumes responsibility for providing the insurance benefit included in the contract. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of Thrivent Financial and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, sex (in most states) and the current net amount at risk. The charges are calculated as follows for the four contract types wtihin the Variable Account:
•
Thrivent Variable Life 2019, 2008 and 2004 Series – For subaccounts, sufficient Accumulation Units are redeemed from each subaccount in the proportion that the Accumunlation value in each Subaccount bears to the Accumulation Value of the entire Contract.
•
Thrivent Variable Life 1997 Series – For subaccounts, sufficient Accumulation Units are redeemed from each subaccount in the proportion that the cash value in each Subaccount bears to the Cash Value of the entire Contract.
Thrivent Financial assesses a transfer fee to each transfer from the subaccounts and fixed account in excess of the first twelve transfers made in a contract year.
Thrivent Financial, upon lapse, surrender or face amount reduction, will charge a decrease or surrender charge during the first 10 contract years and during the first 10 years following an increase in face amount. These charges are in part a deferred sales charge and in part a recovery of certain administrative costs. In no event will the surrender charge exceed the maximum allowed by state or federal law.
Thrivent Financial may charge an administrative fee for each partial surrender/withdrawal that is taken in excess of one per contract year. For Thrivent Variable Life 2003 Series only, the charge is applicable in the first 10 contract years only.
Thrivent Financial reserves the right to charge a fee for certain contract changes for Thrivent Variable Life 1997 Series only.
Additionally, during the year ended December 31, 2023, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.
(4) UNIT ACTIVITY
Transactions in units (including transfers among subaccounts) were as follows:
Subaccount	Units Outstanding at January 1, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2023
Aggressive Allocation	8,125,078	2,753,012	(1,287,654)	9,590,436	2,856,318	(1,546,608)	10,900,146
All Cap	208,585	103,065	(36,346)	275,304	145,367	(57,902)	362,769
Balanced Income Plus	480,763	64,136	(52,526)	492,373	73,833	(54,647)	511,559
Diversified Income Plus	468,165	200,474	(101,689)	566,950	204,740	(104,587)	667,103
Emerging Markets Equity	324,002	113,662	(65,791)	371,873	120,786	(62,171)	430,488
ESG Index	84,655	90,566	(40,658)	134,563	78,664	(38,986)	174,241
Global Stock	1,050,095	140,020	(103,705)	1,086,410	124,501	(129,325)	1,081,586
Government Bond	504,163	133,308	(104,307)	533,164	120,749	(92,213)	561,700

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2023
Healthcare	271,018	118,131	(52,976)	336,173	129,120	(59,547)	405,746
High Yield	295,708	105,889	(57,086)	344,511	136,333	(69,243)	411,601
Income	446,304	163,423	(102,487)	507,240	253,320	(125,733)	634,827
International Allocation	2,099,063	283,997	(227,809)	2,155,251	265,122	(224,687)	2,195,686
International Index	77,439	184,979	(44,624)	217,794	242,339	(79,704)	380,429
Large Cap Growth	1,558,518	735,126	(350,639)	1,943,005	875,531	(415,418)	2,403,118
Large Cap Index	3,701,271	1,632,381	(559,566)	4,774,086	2,042,646	(874,006)	5,942,726
Large Cap Value	540,592	373,577	(148,684)	765,485	317,611	(225,880)	857,216
Limited Maturity Bond	425,884	133,467	(101,948)	457,403	102,946	(103,182)	457,167
Low Volatility Equity	43,906	26,512	(8,342)	62,076	19,544	(14,679)	66,941
Mid Cap Growth	105,557	147,109	(66,895)	185,771	147,333	(65,057)	268,047
Mid Cap Index	1,395,069	738,657	(252,172)	1,881,554	909,852	(388,531)	2,402,875
Mid Cap Stock	1,028,633	473,806	(178,649)	1,323,790	611,761	(270,515)	1,665,036
Mid Cap Value	67,431	100,180	(57,838)	109,773	79,566	(72,216)	117,123
Moderate Allocation	5,179,262	1,069,905	(665,028)	5,584,139	1,182,456	(846,560)	5,920,035
Moderately Aggressive Allocation	14,013,656	3,295,197	(1,925,219)	15,383,634	3,587,299	(2,114,448)	16,856,485
Moderately Conservative Allocation	706,522	110,529	(153,528)	663,523	102,265	(132,154)	633,634
Money Market	4,282,319	6,023,150	(4,123,067)	6,182,402	7,358,540	(6,852,473)	6,688,469
Multidimensional Income	55,567	37,741	(12,761)	80,547	20,019	(13,591)	86,975
Opportunity Income Plus	206,690	70,413	(62,091)	215,012	89,808	(50,727)	254,093
Real Estate Securities	267,835	89,980	(50,219)	307,596	104,876	(53,289)	359,183
Small Cap Growth	178,416	167,445	(82,257)	263,604	207,768	(100,368)	371,004
Small Cap Index	1,588,266	720,747	(287,916)	2,021,097	963,204	(410,232)	2,574,069
Small Cap Stock	733,595	235,620	(105,348)	863,867	357,802	(179,612)	1,042,057

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)

(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2023 were as follows:
Subaccount	Purchases	Sales
Aggressive Allocation	$38,128,786	$10,165,587
All Cap	1,903,816	581,964
Balanced Income Plus	1,308,630	885,595
Diversified Income Plus	2,370,014	838,936
Emerging Markets Equity	1,297,880	499,798
ESG Index	835,859	225,378
Global Stock	1,701,331	2,180,266
Government Bond	1,453,532	935,324
Healthcare	1,774,586	790,495
High Yield	1,840,183	695,641
Income	2,666,576	600,326
International Allocation	3,028,860	1,835,552
International Index	2,533,498	273,870
Large Cap Growth	21,528,645	4,154,615
Large Cap Index	29,693,964	7,683,862
Large Cap Value	5,589,021	3,735,059
Limited Maturity Bond	991,428	849,653
Low Volatility Equity	156,870	101,539
Mid Cap Growth	1,389,598	330,074
Mid Cap Index	11,921,076	2,087,331
Mid Cap Stock	10,355,969	2,690,842
Mid Cap Value	1,130,686	984,335
Moderate Allocation	13,946,957	9,068,948
Moderately Aggressive Allocation	47,817,856	16,228,951
Moderately Conservative Allocation	1,726,816	2,140,734
Money Market	6,174,872	5,217,015
Multidimensional Income	222,630	115,310
Opportunity Income Plus	913,712	374,406
Real Estate Securities	1,774,436	753,550
Small Cap Growth	2,200,226	649,195
Small Cap Index	12,833,097	3,126,995
Small Cap Stock	10,176,987	2,353,454

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2023 follows:
Subaccount	2023	2022	2021	2020	2019
Aggressive Allocation
Units	10,900,146	9,590,436	8,125,078	7,045,599	6,510,340
Unit value	$14.13-$42.91	$11.84-$35.96	$14.43-$43.82	$12.01-$36.45	$10.25-$31.12
Net assets	$315,842,414	$248,009,402	$274,953,632	$212,055,551	$172,509,420
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.83%	0.83%	0.79%	12.29%	1.30%
Total return (c)	19.31%	(17.92) %	20.20%	17.14%	2.49 - 25.34%
All Cap (4)
Units	362,769	275,304	208,585	177,977	156,498
Unit value	$15.70-$73.92	$12.86-$60.53	$15.72-$74.00	$12.67-$59.63	$10.28-$48.41
Net assets	$11,538,976	$8,369,410	$9,224,205	$6,933,535	$5,266,382
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.94%	0.56%	0.41%	3.76%	0.62%
Total return (c)	22.13%	(18.21) %	24.11%	23.17%	2.84 - 30.27%
Balanced Income Plus
Units	511,559	492,373	480,763	472,497	460,903
Unit value	$12.10-$38.66	$10.76-$34.37	$12.48-$39.86	$11.10-$35.45	$20.51-$32.49
Net assets	$15,750,536	$13,983,627	$16,418,270	$14,686,509	$13,376,036
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.74%	2.08%	2.31%	4.37%	2.97%
Total return (c)	12.46%	(13.77) %	12.44%	9.11%	17.11%
Diversified Income Plus
Units	667,103	566,950	468,165	390,191	367,573
Unit value	$11.22-$33.51	$10.18-$30.41	$11.62-$34.71	$10.88-$32.48	$10.13-$30.25
Net assets	$13,949,704	$11,658,671	$12,052,329	$10,087,214	$9,209,941
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.88%	2.89%	2.97%	11.45%	3.50%
Total return (c)	10.20%	(12.38) %	6.87%	7.37%	1.29 - 13.73%
Emerging Markets Equity (1)
Units	430,488	371,873	324,002	286,823	267,898
Unit value	$10.37-$15.74	$9.51-$14.42	$12.83-$19.47	$13.47-$20.43	$16.07
Net assets	$6,171,342	$5,048,556	$6,140,894	$5,825,462	$4,304,051
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.99%	0.83%	0.16%	24.13%	0.76%
Total return (c)	9.13%	(25.91) %	(4.73) %	27.19%	20.15%
ESG Index
Units	174,241	134,563	84,655	28,949	—
Unit value	$16.97	$13.24	$16.93	$12.95	—
Net assets	$2,956,919	$1,781,354	$1,433,569	$374,843	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	— %
Investment income ratio (b)	1.02%	0.55%	0.00%	18.44%	— %
Total return (c) (3)	28.19%	(21.83) %	30.78%	29.48%	— %

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Global Stock (4)
Units	1,081,586	1,086,410	1,050,095	1,059,914	1,176,251
Unit value	$14.11-$37.03	$11.56-$30.35	$14.27-$37.45	$11.82-$31.02	$20.64-$26.93
Net assets	$33,342,347	$28,088,917	$34,387,260	$29,189,633	$28,546,546
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.25%	1.11%	0.90%	3.40%	1.44%
Total return (c)	22.03%	(18.97) %	20.71%	15.21%	22.95%
Government Bond
Units	561,700	533,164	504,163	472,838	444,834
Unit value	$9.86-$25.71	$9.44-$24.63	$10.54-$27.48	$10.70-$27.90	$15.38-$26.02
Net assets	$9,411,977	$8,795,708	$9,524,020	$9,221,255	$8,300,695
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.26%	2.18%	1.33%	4.84%	2.18%
Total return (c)	4.37%	(10.37) %	(1.52) %	7.22%	5.86%
Healthcare (1)
Units	405,746	336,173	271,018	233,604	208,578
Unit value	$13.50-$43.91	$12.96-$42.16	$13.72-$44.63	$12.17-$39.58	$10.24-$33.32
Net assets	$12,332,402	$11,062,294	$10,735,891	$8,814,561	$6,949,239
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.55%	0.25%	0.29%	5.23%	0.42%
Total return (c)	4.15%	(5.54) %	12.77%	18.80%	2.42 - 25.85%
High Yield
Units	411,601	344,511	295,708	247,240	220,659
Unit value	$10.95-$42.52	$9.79-$38.02	$10.91-$42.35	$10.45-$40.57	$22.13-$39.48
Net assets	$9,057,405	$7,481,409	$7,922,881	$6,835,500	$6,194,689
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	6.03%	5.43%	4.59%	23.69%	5.56%
Total return (c)	11.83%	(10.22) %	4.40%	2.76%	14.34%
Income
Units	634,827	507,240	446,304	371,882	273,281
Unit value	$10.26-$25.12	$9.38-$22.98	$11.15-$27.32	$11.21-$27.45	$10.03-$24.57
Net assets	$10,903,590	$8,373,071	$9,344,833	$8,306,893	$5,874,010
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	4.15%	3.49%	2.78%	13.08%	3.35%
Total return (c)	9.29%	(15.86) %	(0.47) %	11.70%	0.31 - 13.60%
International Allocation (4)
Units	2,195,686	2,155,251	2,099,063	2,005,300	1,951,081
Unit value	$11.73-$15.52	$9.94-$13.14	$12.17-$16.09	$10.63-$14.06	$13.52
Net assets	$33,562,850	$28,057,640	$33,609,889	$28,115,245	$26,373,976
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.63%	2.73%	1.56%	9.55%	2.30%
Total return (c)	18.11%	(18.35) %	14.46%	3.99%	20.48%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
International Index
Units	380,429	217,794	77,439	15,616	—
Unit value	$14.40	$12.23	$14.31	$12.91	—
Net assets	$5,478,985	$2,663,603	$1,108,507	$201,623	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	— %
Investment income ratio (b)	2.08%	2.52%	0.17%	92.21%	— %
Total return (c) (3)	17.76%	(14.56) %	10.86%	29.12%	— %
Large Cap Growth (2)
Units	2,403,118	1,943,005	1,558,518	1,329,763	796,746
Unit value	$17.73-$92.89	$12.05-$63.16	$18.16-$95.17	$14.77-$77.39	$31.85-$53.99
Net assets	$106,339,280	$65,908,771	$91,906,893	$72,419,383	$33,768,379
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.21%	0.00%	0.13%	0.90%	0.01%
Total return (c)	47.07%	(33.63) %	22.97%	43.34%	32.90%
Large Cap Index
Units	5,942,726	4,774,086	3,701,271	3,204,869	2,859,126
Unit value	$16.05-$64.53	$12.74-$51.22	$15.59-$62.69	$12.14-$48.82	$10.28-$41.33
Net assets	$219,638,888	$157,721,733	$172,553,845	$126,358,338	$100,837,918
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.33%	1.22%	1.38%	3.33%	1.55%
Total return (c)	26.01%	(18.30) %	28.41%	18.12%	2.79 - 31.15%
Large Cap Value
Units	857,216	765,485	540,592	427,557	433,629
Unit value	$15.21-$63.06	$13.48-$55.87	$14.14-$58.61	$10.71-$44.38	$22.96-$42.49
Net assets	$27,640,704	$24,408,706	$21,075,047	$14,029,687	$13,811,702
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.77%	1.29%	1.21%	7.43%	1.54%
Total return (c)	12.87%	(4.68) %	32.05%	4.44%	24.39%
Limited Maturity Bond
Units	457,167	457,403	425,884	451,901	325,958
Unit value	$10.65-$17.23	$10.01-$16.20	$10.45-$16.91	$10.42-$16.86	$13.62-$16.21
Net assets	$6,912,270	$6,571,341	$6,526,777	$6,899,866	$4,933,398
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.21%	2.08%	1.55%	10.28%	2.61%
Total return (c)	6.38%	(4.19) %	0.27%	4.01%	4.75%
Low Volatility Equity
Units	66,941	62,076	43,906	36,415	41,499
Unit value	$11.86-$15.41	$10.98-$14.26	$12.29-$15.96	$10.35-$13.45	$13.16
Net assets	$950,776	$837,774	$683,156	$486,840	$546,296
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.35%	1.17%	1.53%	36.44%	0.95%
Total return (c)	8.06%	(10.67) %	18.65%	2.19%	23.13%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Mid Cap Growth
Units	268,047	185,771	105,557	48,515	—
Unit value	$13.97	$11.92	$16.68	$14.92	—
Net assets	$3,743,491	$2,215,154	$1,760,944	$723,949	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	— %
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	— %
Total return (c) (3)	17.12%	(28.52) %	11.80%	49.22%	— %
Mid Cap Index
Units	2,402,875	1,881,554	1,395,069	1,153,963	951,000
Unit value	$14.53-$71.43	$12.51-$61.48	$14.42-$70.87	$11.58-$56.93	$10.22-$50.21
Net assets	$69,929,348	$53,616,361	$53,718,127	$39,631,006	$31,437,746
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.33%	1.09%	0.95%	8.85%	1.18%
Total return (c)	16.19%	(13.25) %	24.47%	13.40%	2.16 - 25.86%
Mid Cap Stock
Units	1,665,036	1,323,790	1,028,633	895,721	864,954
Unit value	$15.01-$70.14	$13.14-$61.42	$16.02-$74.86	$12.44-$58.12	$10.22-$47.76
Net assets	$63,664,018	$51,366,843	$57,692,603	$43,442,503	$36,598,879
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.42%	0.31%	0.23%	1.46%	0.61%
Total return (c)	14.19%	(17.96) %	28.81%	21.69%	2.21 - 26.16%
Mid Cap Value
Units	117,123	109,773	67,431	3,272	—
Unit value	$18.68	$16.49	$17.40	$13.29	—
Net assets	$2,188,301	$1,810,031	$1,173,182	$43,490	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	— %
Investment income ratio (b)	0.90%	0.00%	0.62%	0.00%	— %
Total return (c) (3)	13.31%	(5.23) %	30.88%	32.93%	— %
Moderate Allocation
Units	5,920,035	5,584,139	5,179,262	4,878,702	4,707,817
Unit value	$12.66-$31.82	$10.90-$27.39	$13.00-$32.68	$11.54-$29.00	$10.16-$25.53
Net assets	$144,425,735	$123,013,719	$143,725,741	$124,738,995	$107,849,307
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.58%	1.62%	1.50%	13.00%	2.26%
Total return (c)	16.18%	(16.19) %	12.69%	13.57%	1.58 - 18.75%
Moderately Aggressive Allocation
Units	16,856,485	15,383,634	14,013,656	13,014,188	12,227,180
Unit value	$13.17-$36.51	$11.20-$31.05	$13.56-$37.59	$11.65-$32.31	$10.19-$28.24
Net assets	$449,927,318	$369,458,531	$430,811,263	$357,689,197	$300,776,539
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.53%	1.29%	1.20%	16.87%	1.84%
Total return (c)	17.60%	(17.41) %	16.35%	14.41%	1.87 - 22.11%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Moderately Conservative Allocation
Units	633,634	663,523	706,522	654,028	601,105
Unit value	$11.43-$24.98	$10.20-$22.29	$11.96-$26.14	$11.16-$24.38	$18.05-$22.10
Net assets	$13,705,091	$12,995,682	$16,559,489	$14,671,103	$12,488,261
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.86%	2.10%	1.77%	14.99%	2.53%
Total return (c)	12.09%	(14.73) %	7.20%	10.34%	15.18%
Money Market
Units	6,688,469	6,182,402	4,282,319	5,444,250	4,015,245
Unit value	$1.07-$1.32	$1.02-$1.26	$1.00-$1.24	$1.00-$1.24	$1.06-$1.24
Net assets	$7,978,334	$7,020,477	$4,873,990	$6,246,396	$4,605,230
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	4.79%	1.51%	0.00%	1.26%	1.80%
Total return (c)	4.88%	1.36%	0.00%	0.29%	1.83%
Multidimensional Income
Units	86,975	80,547	55,567	34,067	33,138
Unit value	$10.69-$11.85	$9.86-$10.94	$11.38-$12.62	$10.76-$11.93	$11.27
Net assets	$987,281	$853,761	$695,541	$406,361	$373,548
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	5.05%	2.35%	2.73%	0.00%	4.07%
Total return (c)	8.36%	(13.35) %	5.77%	5.85%	15.09%
Opportunity Income Plus
Units	254,093	215,012	206,690	154,945	151,871
Unit value	$10.45-$20.04	$9.59-$18.40	$10.71-$20.56	$10.53-$20.19	$16.18-$19.35
Net assets	$3,899,101	$3,229,705	$3,717,026	$2,832,547	$2,686,866
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	4.91%	4.03%	3.00%	19.25%	4.01%
Total return (c)	8.93%	(10.49) %	1.80%	4.38%	8.53%
Real Estate Securities
Units	359,183	307,596	267,835	238,095	223,139
Unit value	$11.01-$61.37	$10.00-$55.72	$13.44-$74.90	$9.46-$52.70	$23.21-$55.68
Net assets	$10,123,510	$8,680,589	$11,450,373	$7,599,035	$7,709,539
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.14%	1.14%	1.38%	10.52%	2.15%
Total return (c)	10.14%	(25.60) %	42.11%	(5.35) %	27.94%
Small Cap Growth
Units	371,004	263,604	178,416	106,009	26,739
Unit value	$14.99-$17.24	$13.65-$15.69	$17.70-$20.35	$15.82-$18.18	$11.70
Net assets	$5,909,506	$3,878,281	$3,476,513	$1,911,268	$312,887
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	9.86%	(22.91) %	11.94%	55.38%	28.41%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Small Cap Index
Units	2,574,069	2,021,097	1,588,266	1,378,286	1,167,733
Unit value	$13.91-$84.75	$12.01-$73.19	$14.35-$87.44	$11.34-$69.12	$10.21-$62.21
Net assets	$90,172,720	$71,345,813	$79,164,131	$60,068,789	$50,250,862
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.16%	1.17%	0.82%	2.49%	1.05%
Total return (c)	15.79%	(16.30) %	26.51%	11.11%	2.07 - 22.49%
Small Cap Stock
Units	1,042,057	863,867	733,595	687,013	649,986
Unit value	$15.77-$69.93	$14.00-$62.10	$15.64-$69.35	$12.54-$55.58	$25.61-$45.30
Net assets	$43,622,351	$36,370,654	$38,709,839	$31,023,486	$24,530,311
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.61%	0.33%	0.78%	1.70%	0.39%
Total return (c)	12.62%	(10.46) %	24.77%	22.69%	27.77%

(a)
These amounts only include items that flow through operations. All other charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)
These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in footnote 3 below indicate the effective date of the investment option in the Variable Account.
(1)
The following name changes were effective April 30, 2023:

Emerging Markets Equity was formerly known as Partner Emerging Markets Equity.

Healthcare was formerly known as Partner Healthcare.
(2)
Partner Growth Stock merged into the Large Cap Growth Portfolio as of August 31, 2020.
(3)
For the period April 29, 2020 (commencement of operations) to December 31, 2020.
(4)
The following name changes were effective April 30, 2019:

All Cap was formerly known as Partner All Cap.

Global Stock was formerly known as Large Cap Stock.

International Allocation was formerly known as Worldwide Allocation.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE
Units, unit values and asset balances for each subaccount are as follows:
Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance – 2019
Aggressive Allocation	3,384,595	$14.13	$47,829,843
All Cap	189,260	$15.70	$2,972,062
Balanced Income Plus	76,431	$12.10	$925,045
Diversified Income Plus	246,981	$11.22	$2,771,734
Emerging Markets Equity	112,749	$10.37	$1,169,630
ESG Index	121,902	$16.97	$2,068,709
Global Stock	126,763	$14.11	$1,788,233
Government Bond	81,126	$9.86	$799,717
Healthcare	180,308	$13.50	$2,433,672
High Yield	159,839	$10.95	$1,750,446
Income	246,538	$10.26	$2,528,363
International Allocation	133,922	$11.73	$1,571,517
International Index	323,795	$14.40	$4,663,336
Large Cap Growth	1,164,542	$17.73	$20,645,355
Large Cap Index	2,636,098	$16.05	$42,313,061
Large Cap Value	371,818	$15.21	$5,656,410
Limited Maturity Bond	66,419	$10.65	$707,430
Low Volatility Equity	22,744	$11.86	$269,742
Mid Cap Growth	160,271	$13.97	$2,238,307
Mid Cap Index	1,279,666	$14.53	$18,599,920
Mid Cap Stock	794,269	$15.01	$11,920,749
Mid Cap Value	69,723	$18.68	$1,302,682
Moderate Allocation	1,495,818	$12.66	$18,936,560
Moderately Aggressive Allocation	4,346,634	$13.17	$57,241,198
Moderately Conservative Allocation	84,523	$11.43	$966,024
Money Market	1,523,488	$1.07	$1,625,880
Multidimensional Income	37,276	$10.69	$398,363
Opportunity Income Plus	95,980	$10.45	$1,002,683
Real Estate Securities	115,013	$11.01	$1,266,550
Small Cap Growth	216,400	$14.99	$3,244,611
Small Cap Index	1,262,811	$13.91	$17,559,586
Small Cap Stock	369,471	$15.77	$5,827,099
			$284,994,517

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance – 2008
Aggressive Allocation	4,842,060	$31.66	$153,304,063
All Cap	88,685	$35.15	$3,116,957
Balanced Income Plus	92,593	$24.41	$2,259,811
Diversified Income Plus	231,278	$23.04	$5,328,211
Emerging Markets Equity	225,194	$15.74	$3,544,913
ESG Index	39,133	$16.97	$664,099
Global Stock	108,524	$28.39	$3,080,490
Government Bond	246,091	$15.20	$3,739,544
Healthcare	170,969	$43.91	$7,507,036
High Yield	122,130	$23.84	$2,911,781
Income	157,948	$19.17	$3,028,356
International Allocation	632,216	$15.52	$9,810,022
International Index	37,925	$14.40	$546,200
Large Cap Growth	515,039	$54.79	$28,218,848
Large Cap Index	1,757,683	$45.08	$79,230,847
Large Cap Value	210,615	$34.07	$7,174,778
Limited Maturity Bond	126,008	$14.48	$1,825,006
Low Volatility Equity	28,758	$15.41	$443,125
Mid Cap Growth	60,734	$13.97	$848,201
Mid Cap Index	878,382	$40.30	$35,397,217
Mid Cap Stock	372,908	$45.55	$16,986,498
Mid Cap Value	39,201	$18.68	$732,429
Moderate Allocation	2,207,138	$24.89	$54,943,619
Moderately Aggressive Allocation	7,257,399	$27.68	$200,908,567
Moderately Conservative Allocation	214,053	$20.41	$4,368,585
Money Market	2,348,240	$1.13	$2,655,145
Multidimensional Income	40,113	$11.85	$475,330
Opportunity Income Plus	76,437	$16.76	$1,280,988
Real Estate Securities	137,497	$25.58	$3,517,706
Small Cap Growth	103,461	$17.24	$1,783,349
Small Cap Index	811,859	$41.61	$33,782,551
Small Cap Stock	187,306	$39.54	$7,406,093
			$680,820,365

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance – 2003
Aggressive Allocation	2,148,535	$42.91	$92,184,182
All Cap	61,398	$60.56	$3,718,222
Balanced Income Plus	90,859	$31.22	$2,836,186
Diversified Income Plus	111,389	$29.21	$3,254,076
Emerging Markets Equity	67,650	$15.74	$1,064,914
ESG Index	7,707	$16.97	$130,788
Global Stock	294,632	$37.03	$10,910,386
Government Bond	147,173	$17.86	$2,628,338
Healthcare	41,403	$43.91	$1,817,960
High Yield	100,512	$31.41	$3,156,946
Income	169,236	$22.52	$3,811,823
International Allocation	783,946	$15.52	$12,163,811
International Index	15,348	$14.40	$221,047
Large Cap Growth	493,229	$73.15	$36,080,091
Large Cap Index	418,858	$60.08	$25,165,513
Large Cap Value	193,063	$50.02	$9,656,172
Limited Maturity Bond	196,686	$16.30	$3,206,927
Low Volatility Equity	13,790	$15.41	$212,495
Mid Cap Growth	25,792	$13.97	$360,213
Mid Cap Index	145,830	$60.76	$8,860,143
Mid Cap Stock	263,923	$69.52	$18,348,343
Mid Cap Value	3,456	$18.68	$64,578
Moderate Allocation	1,669,143	$31.82	$53,110,661
Moderately Aggressive Allocation	4,259,600	$36.51	$155,525,693
Moderately Conservative Allocation	246,069	$24.98	$6,147,341
Money Market	2,162,454	$1.31	$2,834,990
Multidimensional Income	7,476	$11.85	$88,585
Opportunity Income Plus	59,332	$19.68	$1,167,586
Real Estate Securities	85,198	$47.20	$4,021,565
Small Cap Growth	27,833	$17.24	$479,760
Small Cap Index	139,956	$59.84	$8,375,123
Small Cap Stock	281,454	$57.32	$16,133,260
			$487,737,718

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
AAL Variable Universal Life – 1997
Aggressive Allocation	524,956	$42.91	$22,524,326
All Cap	23,426	$73.92	$1,731,735
Balanced Income Plus	251,676	$38.66	$9,729,494
Diversified Income Plus	77,455	$33.51	$2,595,683
Emerging Markets Equity	24,895	$15.74	$391,885
ESG Index	5,499	$16.97	$93,323
Global Stock	551,667	$31.83	$17,563,238
Government Bond	87,310	$25.71	$2,244,378
Healthcare	13,066	$43.91	$573,734
High Yield	29,120	$42.52	$1,238,232
Income	61,105	$25.12	$1,535,048
International Allocation	645,602	$15.52	$10,017,500
International Index	3,361	$14.40	$48,402
Large Cap Growth	230,308	$92.89	$21,394,986
Large Cap Index	1,130,087	$64.53	$72,929,467
Large Cap Value	81,720	$63.06	$5,153,344
Limited Maturity Bond	68,054	$17.23	$1,172,907
Low Volatility Equity	1,649	$15.41	$25,414
Mid Cap Growth	21,250	$13.97	$296,770
Mid Cap Index	98,997	$71.43	$7,072,068
Mid Cap Stock	233,936	$70.14	$16,408,428
Mid Cap Value	4,743	$18.68	$88,612
Moderate Allocation	547,936	$31.82	$17,434,896
Moderately Aggressive Allocation	992,852	$36.51	$36,251,860
Moderately Conservative Allocation	88,989	$24.98	$2,223,142
Money Market	654,287	$1.32	$862,319
Multidimensional Income	2,110	$11.85	$25,003
Opportunity Income Plus	22,344	$20.04	$447,844
Real Estate Securities	21,475	$61.37	$1,317,689
Small Cap Growth	23,310	$17.24	$401,786
Small Cap Index	359,443	$84.75	$30,455,460
Small Cap Stock	203,826	$69.93	$14,255,899
			$298,504,872

PART C. OTHER INFORMATION
Exhibits
Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.
Exhibit	Description	Filed Herewith / Incorporated by reference
(a)(i)	Resolution of the Board of Directors of the Depositor authorizing the establishment of the Registrant	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997.
(a)(ii)	Resolution of the Board of Directors of the Depositor authorizing the name change of the Registrant to Thrivent Variable Life Account I	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on August 29, 2002.
(b)	Custodian Agreement	Not Applicable
(c)(i)	Specimen of Distribution Agreement with Registered Representatives	Initial Filing of the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017.
(c)(ii)	Principal Underwriting Agreement	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019.
(d)(i)	Specimen Flexible Premium Variable Life Insurance Contracts	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on December 15, 2003.
(d)(ii)	Contract Riders and Endorsements	Initial registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on February 26, 2003.
(d)(iii)	Amendatory Agreement	Post-Effective Amendment No. 6 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 21, 2009.
(d)(iv)	Amendatory Agreement	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011.
(d)(v)	Amendatory Agreement	Post Effective No. 11 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 28, 2014.
(e)	Application Form	Initial Filing to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on February 26, 2003.
(f)	Articles of Incorporation of Depositor and Bylaws of Depositor	Filed herewith
(g)(i)	Reinsurance Agreement with Swiss RE – I2107058US-18	Post-Effective Amendment No. 20 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-103454, filed on April 26, 2023.
(g)(ii)	Reinsurance Agreement with Swiss RE – Amendment 6 to I94119US-07	Post-Effective Amendment No. 20 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-103454, filed on April 26, 2023.
(g)(iii)	Reinsurance Agreement with Swiss RE – Amendment 7 to I94119US-07	Post-Effective Amendment No. 20 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-103454, filed on April 26, 2023.
(g)(iv)	Coinsurance Agreement with SCOR Global Life - 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019.

Exhibit	Description	Filed Herewith / Incorporated by reference
(g)(v)	Coinsurance Agreement with SCOR Global Life - Amendment 1 to 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(vi)	Coinsurance Agreement with SCOR Global Life - Amendment 2 to 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(vii)	Coinsurance Agreement with SCOR Global Life - 201711.1	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(viii)	Coinsurance Agreement with SCOR Global Life - Amendment 1 to 201711.1	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(ix)	Reinsurance Agreement with RGA Reinsurance - 1582-00-00	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(x)	Reinsurance Agreement with RGA Reinsurance - 1582-00-01	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(xi)	Reinsurance Agreement with RGA Reinsurance - 1582-01-00	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(xii)	Reinsurance Agreement with RGA Reinsurance – Amendment 15852- 01-01	Post-Effective Amendment No. 20 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-103454, filed on April 26, 2023.
(g)(xiii)	Reinsurance Agreement with RGA Reinsurance – Amendment 15852- 01-03	Post-Effective Amendment No. 20 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-103454, filed on April 26, 2023.
(g)(xiv)	Reinsurance Agreement with RGA Reinsurance- Amendment TLIC Dissolution	Post-Effective Amendment No. 20 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-103454, filed on April 26, 2023.
(g)(xv)	Reinsurance Agreement with RGA Reinsurance – Amendment 3453- 00-13	Post-Effective Amendment No. 20 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-103454, filed on April 26, 2023.
(g)(xvi)	Reinsurance Agreement with RGA Reinsurance – Amendment 3453- 00-15	Post-Effective Amendment No. 20 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-103454, filed on April 26, 2023.
(g)(xvii)	Reinsurance Agreement Amendment with RGA Claims Document Reduction	Filed herewith
(g)(xviii)	Reinsurance Agreement Amendment with RGA Express Claims Program	Filed herewith
(g)(xix)	Reinsurance Agreement Amendment with Gen Re Express Claims Program	Filed herewith
(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc. dated December 15, 2003	Post-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004.
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion & Consent of Counsel	Filed Herewith
(l)	Actuarial Opinion	Not Applicable
(m)	Calculation	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm	Filed Herewith

Exhibit	Description	Filed Herewith / Incorporated by reference
(o)	Omitted Financial Statements	Not Applicable
(p)	Initial Capital Agreements	Not Applicable
(q)	Redeemability Exemption	Not Applicable
(r)	Form of Initial Summary Prospectus	Not Applicable
(s)	Powers of Attorney for Board of Directors and Officers	Post-Effective Amendment No. 20 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-103454, filed on April 26, 2023.
Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Depositor
Deborah M. Ackerman	Director
Morotoluwa Adebiyi	Vice President and Chief Compliance Officer
N. Cornell Boggs III	Chair of the Board of Directors
Kenneth A. Carow	Director
Bradford N. Creswell	Director
Lynn Crump-Caine	Director
Eric J. Draut	Director
Paul R. Johnston	Executive Vice President, Chief Operations Officer, Chief Legal Officer, General Counsel & Secretary
Jill B. Louis	Director
Kathryn V. Marinello	Director
Brian J. McGrane	Director
Nichole B. Pechet	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
Angela S. Rieger	Director
David S. Royal	Executive Vice President, Chief Financial & Investment Officer
Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent. Financial statements of Thrivent will be presented on a consolidated basis.
Thrivent Entities	Primary Business	State of Organization
Thrivent	Fraternal benefit society offering financial ser- vices and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent opera- tions	Delaware
North Meadows Investment Ltd.[2]	Real estate development and investment corpo- ration	Wisconsin
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC[3]	Long-term care insurance agency	Minnesota
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
Thrivent Education Funding, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023 Holdings, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023, LLC[4]	Special purpose entity	Delaware
Blue Rock Holdco LLC[2]	Holding vehicle	Delaware
Castle Lending Enterprises, LLC[5]	Special purpose entity	Delaware
College Avenue Student Loans, LLC[6]	Special purpose entity	Delaware
College Ave Student Loan Servicing LLC[7]	Special purpose entity	Delaware
Museum Finance, LLC[8]	Special purpose entity	Delaware
College Ave Administrator LLC[7]	Special purpose entity	Delaware
College Ave Depositor, LLC[7]	Special purpose entity	Delaware
College Ave Residual Holdings, LLC[7]	Special purpose entity	Delaware
College Ave Student Loans 2023-A, LLC[7]	Special purpose entity	Delaware
College Ave Student Loans Grantor Trust 2023-A7	Special purpose entity	Delaware
College Ave Holdings 2017-A, LLC[7]	Special purpose entity	Delaware
College Ave Holdings 2018-A, LLC[7]	Special purpose entity	Delaware
College Ave Holdings 2019-A, LLC[7]	Special purpose entity	Delaware
White Rose GP I, LLC[9]	General partner	Delaware
White Rose Fund I Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP II, LLC[9]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[9]	General partner	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP IV, LLC[9]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[9]	General partner	Delaware
Thrivent White Rose Fund V Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[9]	General partner	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[10]	Private equity fund	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent White Rose Fund VII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[9]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[9]	General partner	Delaware
Thrivent White Rose Fund X Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund X Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[8]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XIII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XIV, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XV Fund of Funds, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XV Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Fund of Funds, LLC[11]	Private equity fund	Delaware
Thrivent White Rose GP XV Equity Direct, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XV Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Equity Direct, LLC[11]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent White Rose Real Estate GP, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP IV, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund IV, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder IV, LLC[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP V, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund V, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder V, LLC[11]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[9]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[9]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Endurance GP III, LLC[9]	General partner	Delaware
Thrivent White Rose Endurance Fund III, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Endurance Feeder III, LLC[11]	Private equity fund	Delaware
Twin Bridge Capital Partners, LLC[12]	Investment adviser	Delaware
1
Wholly owned subsidiary of Thrivent.
2
Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent is the ultimate controlling entity.
3
Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent is the ultimate controlling entity.
4
Wholly owned subsidiary of White Rose CFO 2023 Holdings, LLC. Thrivent is the ultimate controlling entity.
5
Directly controlled by Blue Rock HoldCo LLC. Thrivent is the ultimate controlling entity.
6
Directly controlled by Castle Lending Enterprises, LLC. Thrivent is the ultimate controlling entity.
7
Directly controlled by College Avenue Student Loans, LLC. Thrivent is the ultimate controlling entity.
8
Directly controlled by College Ave Student Loan Servicing, LLC. Thrivent is the ultimate controlling entity.
9
Directly controlled by Thrivent, which is the managing member and owns an interest in the limited liability company.
10
Directly controlled by its general partner. Thrivent is the ultimate controlling entity. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent’s general account.
11
Directly controlled by Thrivent, which is the managing member of the limited liability company. The fund is a pooled investment vehicle organized as a feeder fund of the fund.

12
Directly controlled by Thrivent. Investment advisory clients include Pacific Street Fund, Twin Bridge Narrow Gate Fund, and Twin Bridge Titan Fund limited partnerships.
The subsidiaries of Thrivent are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.Thrivent Variable Life Account I
2.Thrivent Variable Insurance Account A
3. Thrivent Variable Insurance Account B
4. Thrivent Variable Insurance Account C
5. Thrivent Variable Annuity Account I
6. Thrivent Variable Annuity Account II
7. Thrivent Variable Annuity Account A
8. Thrivent Variable Annuity Account B
9. Thrivent Variable Annuity Account C
Indemnification
Section 33 of Depositor’s Bylaws, Article VIII the Fund’s Articles of Incorporation, Section 4.01 of the Fund’s First Amended and Restated Bylaws, and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Principal Underwriter
(a) Other activity. Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management. The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Nicholas M. Cecere	Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President, Supervision
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Andrew D. Norgard	Treasurer
Paul R. Johnston	Director
Caleb A. Bousu	Director
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Cynthia J. Nigbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Mary E. Faulkner 4321 North Ballard Road Appleton WI 54919	Chief Information Security Officer
(c) Compensation from Registrant. Not Applicable.
Location of Accounts and Records
The accounts and records of Registrant are located at the offices of Depositor at 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402 and 4321 North Ballard Road, Appleton, Wisconsin 54919.
Management Services
Not Applicable.
Fee Representation
Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File No. 333-103454, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and the State of Minnesota on this 26th day of April, 2024.
Thrivent Variable Life Account I (Registrant)

By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Registrant

Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Depositor
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

David S. Royal*	Executive Vice President, Chief Financial & Investment Officer
Paul R. Johnston*	Executive Vice President, Chief Legal Officer, Chief Operations Officer, General Counsel & Secretary
Deborah M. Ackerman*	Director
N. Cornell Boggs III*	Chair of the Board
Kenneth A. Carow*	Director
Bradford N. Creswell*	Director
Lynn Crump-Caine*	Director
Eric J. Draut*	Director
Jill B. Louis*	Director
Kathryn V. Marinello*	Director
Brian J. McGrane*	Director
Nichole B. Pechet*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 26, 2024
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Part C – Other Information for exhibits not listed below.
Exhibit Number	Name of Exhibit
(f)	Articles of Incorporation of Depositor and Bylaws of Depositor
(g)(xvii)	Reinsurance Agreement Amendment with RGA Claims Document Reduction
(g)(xviii)	Reinsurance Agreement Amendment with RGA Express Claims Program
(g)(xix)	Reinsurance Agreement Amendment with Gen Re Express Claims Program
(k)	Opinion & Consent of Counsel
(n)	Consent of Independent Registered Public Accounting Firm